Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO MASTER LEASE

THIS FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) shall amend that certain Master Lease, dated November 1, 2013 (the “Effective Date”), by and among GLP Capital, L.P. (together with its permitted successors and assigns, “Landlord”) and Penn Tenant, LLC (together with its permitted successors and assigns, “Tenant”)(the “Master Lease”, capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Master Lease) and is being entered into on this 5th day of March 2014, and shall be effective as of the Effective Date, by and between Landlord and Tenant, as more fully set forth herein.

WHEREAS, Landlord and Tenant each desire to amend the Master Lease to amend “Exhibit B” attached thereto in order to amend certain of the legal descriptions of the Land set forth therein, as more fully described herein.

NOW, THEREFORE, in consideration of the provisions set forth in the Master Lease as amended by this Amendment, including, but not limited to, the mutual representations, warranties, covenants and agreements contained therein and herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby respectively acknowledged, and subject to the terms and conditions thereof and hereof, the parties, intending to be legally bound, hereby agree that the Master Lease shall be amended as follows:

ARTICLE I

AMENDMENT OF EXHIBIT B TO THE MASTER LEASE

1.1                               The parties hereby agree that “Exhibit B” of the Master Lease shall be amended as follows:

(a)                                 Beginning on page B-5 of “Exhibit B” and with respect to Boomtown Casino, Biloxi, MS, the following text shall be deleted in its entirety, and such Land described below shall not be Leased Property under the Master Lease:

EXHIBIT A:

STATE OF MISSISSIPPI - FEE OWNER

BTN, INC. — LESSEE

(TIDELANDS LEASE)

A parcel located in Section 28, Township 7 South, Range 9 West, in the Second Judicial District of Harrison County, Mississippi, more particularly described as follows:

Commencing at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin with the extension of the East margin of Main Street; thence run North 0 degrees 30 minutes 07 seconds East, for a distance of 453 feet to the POINT OF BEGINNING; thence continue North 0 degrees 30 minutes 07 seconds East, for a distance of 445.0 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 210.0 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 155.0 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East, for a distance of 150.0 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West for a distance of 116.0 feet to a point; thence run South 89 degrees 29 minutes 53 seconds East for a distance of 61.62 feet to a point; thence run South 0 degrees 30 minutes 07 seconds West, for a distance of 174.0 feet to a point; thence run North 89 degrees 29 minutes 53 seconds West for a distance of 421.62 feet to the POINT OF BEGINNING; said parcel containing 147,672 square feet, or 3.39 acres, approximately.

PARCEL 1410C-01-004.001

NOTE: EXHIBIT B THROUGH EXHIBIT E INTENTIONALLY DELETED

EXHIBIT F:

Notwithstanding the deletion of the above legal description, the barge which is situated upon the above legal description shall continue to be Leased Property under the Master Lease.

(b)                                 Beginning on page B-7 of “Exhibit B” and with respect to Boomtown Casino, Biloxi, MS, the following text shall be deleted in its entirety, and such Land described below shall not be Leased Property under the Master Lease:

OFF SITE PARKING SOUTH SIDE BAY VIEW:

R.A. FAYARD SEAFOOD COMPANY - FEE OWNER

BTN, INC. — LESSEE

SUAREZ FAMILY LTD PARTNERSHIP II FEE

BTN, INC. — LESSEE

A parcel of land situated in Fractional Section 27, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, better described as follows:

Beginning at the intersection of the South margin of Bay View Avenue and the West margin of Lameuse Street in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, thence S 00°23’22” E 189.37 feet along said West margin of Lameuse Street to the intersection of said West margin of Lameuse Street and the North margin of Smith Street, thence N 89°42’32” W 143.23 feet along said North margin of Smith Street, thence N 00°33’12” E 20.44 feet, thence S 89°27’44” W 123.17 feet, thence N 00°19’57” W 79.19 feet, thence N 88°51’28” W 100.93 feet to the East margin of Parker Street, thence N 03°48’57” E 129.34 feet along said East margin, thence N 09°49’53” E 33.96 feet along said East margin to the South margin of Bay View Avenue, thence along a curve concave to the north having a radius of 1325.57 feet for a distance of 360.75 feet, having a chord bearing of S 78°04’04” E for a distance of 359.64 feet along said South margin of Bay View Avenue to the Point of Beginning.

PARCELS 1410C-03-027.000, 1410C-03-043.000

OFF SITE PARKING NORTH SIDE BAY VIEW (LEASED):

R.A. FAYARD SEAFOOD COMPANY - FEE OWNER

BTN, INC. — LESSEE

SUAREZ FAMILY LTD PARTNERSHIP II - FEE OWNER

BTN, INC. — LESSEE

A parcel of land situated in Fractional Section 27, Township 7 South,

Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, better described as follows:

Commencing at the intersection of the South margin of Bay View Avenue and the West margin of Lameuse Street in the City of Biloxi, Second Judicial District of Harrison County, Mississippi, thence N 00°29’26” W 40.13 feet to the North margin of Bay View Avenue and the Point of Beginning, thence along a curve concave to the north having a radius of 1285.57 feet for a distance of 385.53 feet, along said North margin of Bay View Avenue, having a chord bearing of N 77°07’26” W for a distance of 384.09 feet, thence N 02°16’29” W 76.75 feet to a PK nail in a bulkhead on the south shoreline of the Back Bay of Biloxi, thence along said bulkhead S 79°01’40” E 142.12 feet to a PK nail, thence S 81°01’07” E 96.68 feet to a PK nail, thence N 55°36’39” E 6.25 feet to a PK nail, thence S 87°45’44” E 150.36 feet to a PK nail, thence N 43°15’00” E 37.90 feet to a PK nail, thence departing said bulkhead S 00°25’42” E 147.76 feet to the North margin of Bay View Avenue, thence along said North margin N 86°37’55” W 40.09 feet to the Point of Beginning.

PARCELS 1410C-01-008.001, 1410C-01-009.000, 1410C-01-010.000

WAREHOUSE SITE (LEASED):

DESPORTE PROPERTIES, LLC - FEE OWNER

BTN, INC. — LESSEE

A parcel of land situated in Biloxi City Block 53, Section 34, Township 7 South, Range 9 West, Biloxi, Second Judicial District of Harrison County, Mississippi, better described as follows:

Commencing at the intersection of the South margin of Division Street and the West margin of Oak Street, Biloxi, Second Judicial District of Harrison County, Mississippi, thence S 89°53’20” W 366.87 feet along said South margin of Division Street to the Point of Beginning, thence S 00°25’17” E 373.38 feet, thence S 89°12’24” W 120.00 feet, thence N 00°25’33” W 374.81 feet to the South margin of Division Street, thence N 89°53’20” E 120.00 feet along said South margin to the Point of Beginning.

PARCEL 1410H-04-080.000

(c)                                  On page B-5 of “Exhibit B” and with respect to Boomtown Casino, Biloxi, MS, after reference to “Boomtown Casino, Biloxi, MS”, the following text shall be inserted, and such Land described below shall be Leased Property under the Master Lease:

OFF SITE PARKING (LEASED):

GARY GOLLOTT, TOMMY GOLLOTT and TYRONE GOLLOTT —

FEE OWNER

BTN, INC. — LESSEE

Legal description of real property situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi:

Beginning at a point on the South side of East Bay View Avenue 68.3 feet East of the East line of Davis Street, measuring the distance along the South side of East Bay View Avenue; thence in a Southerly direction along the East line of the property now or formerly of Thelma G. Luxich a distance of 210 feet to the property of the Southern Shell Fish Company; thence in an Easterly direction along the North line of the property now or formerly of the Southern Shell Fish Company, a distance of 65 feet to a stake set to mark the Southeast corner of the described property; thence in a Northerly direction on a line parallel with the West line of this property a distance of 230 feet to a stake on the South side of East Bay View Avenue; thence in a Southwesterly direction along the South side of East Bay View Avenue a distance of 68.3 feet to the place of beginning; being bounded North by East Bay View Avenue, West by the property now or formerly of Luxich; East by the property now or formerly of Dacey; and South by the property now or formerly of Southern Shell Fish Company.

AND ALSO DESCRIBED AS:

Lot 2 of Block 2, Wm. Gorenflo Addition to the City of Biloxi, as recorded in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

Said property is also described by the following metes and bounds description according to the Survey of Moran, Seymour & Associates, dated August 16, 1994, as follows:

All of Lot 2, Block 2, William Gorenflo Addition to the City of Biloxi, as recorded in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, being more properly described as follows:

Beginning at the intersection of the South margin of Bayview Avenue with the East margin of Davis Street; thence running 68.30 feet in a northeasterly direction along the South margin of Bayview Avenue to the POINT OF BEGINNING; thence run N 74 45’ 47” E a distance of 68.30 feet to a point on the South margin of Bayview Avenue; thence run S 00 04’ 18” W a distance of 230.0 feet to an iron pipe; thence run N 89 51’ 38” W a distance of 65.20 feet to a point; thence run N 00 06’ 42” W a distance of 211.89 feet to the POINT OF BEGINNING, said property containing 14,483 square feet, or 0.33 acres, more or less.

PARCEL 1410C-02-045.000

(d)                                 Beginning on page B-14 of “Exhibit B” and with respect to Hollywood Casino Aurora, Aurora, IL, the following text shall be deleted in its entirety, and such Land described below shall not be Leased Property under the Master Lease:

PARCEL 3:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED OR REFERRED TO IN AS PARCEL 3 IS A LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH 1 (H) OF THE CONDITIONS AND STIPULATIONS OF THE ALTA LEASEHOLD POLICY, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE, EXECUTED BY THE CITY OF AURORA AND CONSENTED TO BY THE AURORA METROPOLITAN EXPOSITION AUDITORIUM AND OFFICE

BUILDING AUTHORITY, AS LESSOR, AND AURORA RIVERBOATS, INC., AS LESSEE, DATED JUNE 04, 1991, A MEMORANDUM OF WHICH WAS RECORDED NOVEMBER 14, 1991 AS DOCUMENT NO. 91K62158, DEMISING THE LAND FOR A TERM FOR 30 YEARS WITH ONE OR MORE 5 YEAR EXTENSIONS NOT TO EXCEED 99 YEARS AS MORE FULLY SET FORTH IN THE LEASE, DEMISING THE FOLLOWING DESCRIBED LAND:

THAT PART OF LOT 1 AND LOTS 2, 3, 4, 5 AND 6, IN BLOCK 1 OF WILDER’S AMENDED ADDITION TO WEST AURORA COMPLETED, PART OF C. HOYT’S SUBDIVISION OF THAT PART OF BLOCK 1, IN THE ORIGINAL TOWN OF WEST AURORA, LYING EAST OF RIVER STREET AND NORTH OF MILL STREET, LOTS 1,2,16, AND THE ALLEY ADJACENT THERETO OF HOYT AND BROTHER CO., SUBDIVISION, COUNSEL STREET AND VACATED COUNCIL STREET ALL DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 1 IN BLOCK 1 OF SAID WILDER’S AMENDED ADDITION, BEGIN ON THE SOUTHEASTERLY LINE OF RIVER STREET; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE 256.0 FEET TO THE NORTHERLY CORNER OF LOT 2 IN SAID HOYT AND BROTHER CO., SUBDIVISION; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF LOT 2 IN SAID HOYT AND BROTHERS CO., SUBDIVISION 80.0 FEET TO THE EASTERLY CORNER THEREOF; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 196 DEGREES 41 MINUTES 26 SECONDS WITH THE LAST DESCRIBED COURSE (MEASURED COUNTER-CLOCKWISE THEREFROM) 20.88 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT 16; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF SAID LOT 16, 125.66 FEET TO THE NORTHWESTERLY CORNER OF A TRACT OF LAND CONVEYED TO THE FOX VALLEY PARK DISTRICT BY DISTRICT BY DOCUMENT 1672103; THENCE SOUTHWESTERLY ALONG A NORTHWESTERLY LINE OF SAID TRACT FORMING AN ANGLE OF 80 DEGREES 57 MINUTES 03 SECONDS WITH THE LAST DESCRIBED COURSE (MEASURED COUNTER-CLOCKWISE THEREFROM) 28.0 FEET TO AN ANGLE IN SAID NORTHWESTERLY LINE; THENCE SOUTHEASTERLY AT RIGHT ANGLES TO THE LAST DESCRIBED COURSE 24.0 FEET; THENCE SOUTHWESTERLY AT RIGHT ANGLES TO THE LAST DESCRIBED COURSE 198.94 FEET; THENCE SOUTHEASTERLY ALONG A LINE FORMING AN ANGLE OF 53 DEGREES 30 MINUTES 42 SECONDS WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE (MEASURED COUNTER-CLOCKWISE THEREFROM) 24.54 FEET TO THE NORTHEASTERLY LINE OF GALENA BOULEVARD AS ESTABLISHED BY COUNTY COURT PROCEEDINGS KNOWN AS CASE NUMBER 5190; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY LINE OF SAID GALENA BOULEVARD 242.42 FEET TO AN ANGLE IN SAID NORTHEASTERLY LINE; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY

LINE 46.09 FEET TO THE POINT OF BEGINNING, IN THE CITY OF AURORA, KANE COUNTY ILLINOIS.

PARCEL 4:

THE ESTATE OR INTEREST IN THE LAND DESCRIBED OR REFERRED TO IN THIS COMMITMENT AND COVERED HEREIN AS PARCEL 4 IS A LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH 1 (H) OF THE CONDITIONS AND STIPULATIONS OF THE ALTA LEASEHOLD POLICY, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE LEASE, EXECUTED BY THE CITY OF AURORA AND CONSENTED TO BY THE AURORA METROPOLITAN EXPOSITION AUDITORIUM AND OFFICE BUILDING AUTHORITY, AS LESSOR, AND HOLLYWOOD CASINO-AURORA INC., AS LESSEE, DATED JUNE 12, 1995, A MEMORANDUM OF WHICH WAS RECORDED OCTOBER 24, 1995 AS DOCUMENT NO. 95K63744, WHICH DEMISES THE LAND FOR A TERM FOR 30 YEARS WITH FOUR 5 YEAR EXTENSIONS AS MORE FULLY SET FORTH IN THE LEASE, DEMISING THE FOLLOWING DESCRIBED LAND:

LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND PARTS OF LOTS A AND B IN BLOCK 2 OF ISLAND AVENUE ADDITION TO AURORA, AND THAT PART OF THE SOUTHWEST 1/4 OF SECTION 22, TOWNSHIP 38 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY CORNER OF SAID LOT 9 AT THE NORTHEAST CORNER OF ISLAND AVENUE AND GALENA BOULEVARD (FORMERLY MAIN STREET); THENCE NORTHEASTERLY ALONG THE NORTHWESTERLY LINES OF SAID LOTS 9,10,11 AND 12 TO THE MOST NORTHERLY CORNER OF SAID LOT 12; THENCE NORTHEASTERLY 8.0 FEET ON A NORTHEASTERLY EXTENSION OF SAID NORTHWESTERLY LINE OF SAID LOT 12; THENCE NORTHEASTERLY AT AN ANGLE OF 178 DEGREES 05 MINUTES 40 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE, 178.6 FEET; THENCE NORTHWESTERLY AT AN ANGLE OF 87 DEGREES 49 MINUTES 20 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE, 13.06 FEET; THENCE NORTHEASTERLY AT AN ANGLE OF 90 DEGREES 25 MINUTES MEASURED COUNTER-CLOCKWISE FROM THE LAST DESCRIBED COURSE 117.35 FEET: THENCE NORTHEASTERLY, EASTERLY, SOUTHEASTERLY, SOUTHERLY AND SOUTHWESTERLY 361.28 FEET ON THE ARC OF A CURVE TO THE RIGHT TANGENT TO THE LAST DESCRIBED COURSE HAVING A RADIUS OF 115.0 FEET, THRU A CENTRAL ANGLE OF 180 DEGREES 00 MINUTES; THENCE SOUTHWESTERLY ALONG A LINE TANGENT TO THE LAST DESCRIBED CURVE, 321.6 FEET TO A LINE PARALLEL WITH AND 170.0 FEET NORTHERLY OF, AS MEASURED AT RIGHT ANGLES THEREFROM THE NORTHEASTERLY LINE OF GALENA BOULEVARD, SUCH PARALLEL LINE ALSO BEING A SOUTHEASTERLY EXTENSION OF THE NORTHEASTERLY LINE OF SAID LOT 12; THENCE SOUTHEASTERLY ALONG

SAID EXTENSIONS OF THE NORTHEASTERLY LINE OF SAID LOT 12 TO A LINE (HEREAFTER REFERRED TO AS LINE A) DRAWN FROM A POINT ON THE NORTHEASTERLY LINE OF GALENA BOULEVARD 44.18 FEET SOUTHEASTERLY OF THE SOUTHWEST CORNER OF SAID LOT A, SAID LINE A MEASURED NORTHEASTERLY AT AN ANGLE OF 88 DEGREES 19 MINUTES MEASURED CLOCKWISE FROM SAID NORTHERLY LINE OF GALENA BOULEVARD; THENCE SOUTHWESTERLY ALONG LINE A, 170.07 FEET TO THE NORTHEAST LINE OF GALENA BOULEVARD; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY LINE OF GALENA BOULEVARD, BEING THE SOUTHWESTERLY LINES OF LOTS 1, 2, 3, 4, 5, 6, 7, 8 AND 9 AND PART OF LOT A, 242.8 FEET TO THE POINT OF BEGINNING, (EXCEPT THAT PART DESCRIBED AS FOLLOWS: THAT PART OF THE SOUTHWEST 1/4 OF SECTION 22, TOWNSHIP 38 NORTH, RANGE 8, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWESTERLY CORNER OF LOT 12 IN SAID BLOCK 2; THENCE NORTHEASTERLY 8.0 FEET ON THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF SAID LOT 12 HAVING AN ASSUMED BEARING OF NORTH 54 DEGREES 28 MINUTES 44 SECONDS EAST, THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST, A DISTANCE OF 178.6 FEET TO THE SOUTHWESTERLY LINE OF NEW YORK STREET (ALSO KNOWN AS ILLINOIS ROUTE 65 AND U.S. ROUTE 30); THENCE NORTH 39 DEGREES 36 MINUTES 14 SECONDS WEST ON THE SOUTHWESTERLY LINE OF SAID NEW YORK STREET, A DISTANCE OF 13.05 FEET; THENCE NORTH 49 DEGREES 58 MINUTES 56 SECONDS EAST, A DISTANCE OF 66.0 FEET TO THE NORTHEASTERLY LINE OF SAID NEW YORK STREET FOR THE POINT OF BEGINNING; THENCE CONTINUING NORTH 48 DEGREES 58 MINUTES 46 SECONDS EAST A DISTANCE OF 50.75 FEET TO A POINT OF CURVE; THENCE NORTHEASTERLY TO THE SOUTHWESTERLY 361.26 FEET ON THE ARC OF A CURVE TANGENT TO THE LAST DESCRIBED COURSE, BEING CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 115.0 FEET WITH A CHORD DISTANCE OF 230.0 FEET AND A CHORD BEARING OF SOUTH 40 DEGREES 01 MINUTES 14 SECONDS EAST, THENCE SOUTH 49 DEGREES 58 MINUTES 46 SECONDS WEST, TANGENT TO THE LAST DESCRIBED CURVE A DISTANCE OF 51.34 FEET TO THE NORTHEASTERLY LINE OF SAID NEW YORK STREET; THENCE NORTH 39 DEGREES 41 MINUTES 03 SECONDS WEST ON THE NORTHEASTERLY LINE OF SAID NEW YORK STREET, A DISTANCE OF 229.46 FEET TO THE POINT OF BEGINNING) ALL IN THE CITY OF AURORA, KANE COUNTY, ILLINOIS.

(e)                                  Beginning on page B-15 of “Exhibit B” and with respect to Hollywood Casino Aurora, Aurora, IL, the following text shall be inserted, and such Land described below shall be included as Leased Property under the Master Lease:

PARCEL 3:

THAT PART OF BLOCKS 7, 8, 15 AND 16 AND PART OF VACATED CEDAR STREET LYING BETWEEN SAID BLOCKS 8 AND 15 OF WILDER’S AMENDED ADDITION TO WEST AURORA, COMPLETED, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID BLOCK 7, THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF REIVER STREET, 990 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF SAID BLOCK 7, 250.09 FEET; THENCE SOUTHERLY ALONG A LINE MAKING AN ANGLE OF 112 DEGREES 11 MINUTES 10 SECONDS MEASURED COUNTER-CLOCKWISE FROM THE LAST DESCRIBED LINE, 269.98 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF SAID RIVER STREET, 740 FEET TO THE SOUTHWESTERLY LINE OF SAID BLOCK 7; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 350 FEET TO THE POINT OF BEGINNING, (EXCEPT THAT PART DESCRIBED AS FOLLOWS: COMMENCING AT THE MOST WESTERLY CORNER OF SAID BLOCK; THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY LINE OF SAID BLOCK 330.0 FEET FOR A POINT OF BEGINNING; THENCE CONTINUING SOUTHEASTERLY ALONG SAID SOUTHWESTERLY LINE 20.0 FEET; THENCE NORTHEASTERLY PARALLEL WITH THE NORTHWESTELRY LINE OF SAID BLOCK 120.0 FEET; THENCE SOUTHWESTERLY 121.49 FEET TO THE POINT OF BEGINNING) IN THE CITY OF AURORA, KANE COUNTY, ILLINOIS IN THE CITY OF AURORA.

ALSO EXCEPT THAT PART OF BLOCK 7 OF WILDER’S AMENDED ADDITION TO WEST AURORA COMPLETED, DESCRIBED AS FOLLOWS: COMMENCING AT THE MOST WESTERLY CORNER OF SAID BLOCK, THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY LINE OF SAID BLOCK 316.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG A LINE MARKING AN ANGLE OF 96 DEGREES 56 MINUTES 28 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE 115.85 FEET; THENCE NORTHEASTERLY ALONG A LINE MAKING AN ANGLE OF 184 DEGREES 11 MINUTES 44 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE, 94.78 FEET TO A LINE DRAWN PARALLEL WITH AND 350 FEET EASTERLY OF THE WESTERLY LINE OF SAID BLOCK 7, MEASURED ALONG THE SOUTHERLY LINE OF SAID BLOCK; THENCE SOUTHERLY ALONG SAID PARALLEL LINE 208 FEET TO THE SOUTHERLY LINE OF SAID BLOCK; THENCE WESTERLY ALONG SAID SOUTHERLY LINE 34 FEET TO THE POINT OF BEGINNING, IN THE CITY OF AURORA, KANE COUNTY ILLINOIS.

ALSO EXCEPTING THAT PARCEL DESCRIBED IN DEED TO THE CITY OF AURORA RECORDED NOVEMBER 22, 1993 AS DOCUMENT 93K093298.

Permanent Index Number: 15-22-178-012

Permanent Index Number: 15-22-178-010

(f)                                   Beginning on page B-40 of “Exhibit B” with respect to Hollywood Bangor, Bangor, ME, the following text shall be deleted in its entirety and shall be replaced with the language set forth in paragraph (g) below:

Parcel III-Dutton Street Parking

A certain lot or parcel of land located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at the North corner of a parcel of land described in a deed to Irving Oil Corporation, dated September 5, 1972, and recorded in the Penobscot County Registry of Deeds, Book 2300, Page 253, as shown on a plan entitled “Proposed Parking Lease Area Expansion, Hollywood Slots Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated February 4, 2008, Project No. 04-146;

Thence S 20° 35’ 27” W along the West line of said Irving Oil Corporation a distance of one hundred fifty-one and five hundredths (151.05) feet;

Thence S 32° 27’ 41” W a distance of one hundred sixteen and ninety hundredths (116.90) feet to the northeast line of a parcel of land described in a deed to Heng Yuk Luu et al, dated June 15, 2005, and recorded in said Registry in Book 9925, Page 66;

Thence N 56° 16’ 00” W along the Northeast line of said Luu et al a distance of sixty-six and sixty-two hundredths (66.62) feet to the north corner of said Luu parcel;

Thence S 30° 27’ 00” W along the Northwest line of said Luu et al a distance of one hundred thirty and twenty-seven hundredths (130.27) feet to the northeast line of Lot 6, as shown on a plan entitled “Plan of part of Dutton Farm”, dated July 1898, and recorded in said Registry in Plan Book 6, Page 29;

Thence N 56° 16’ 00” W along the Northeast sideline of said subdivision a distance of one hundred eighty-nine and seventy-two hundredths (189.72) feet;

Thence N 33° 38’ 45” E a distance of three hundred ninety-three and seventy hundredths (393.70) feet to a point, said point being on the Southwest line of said Dutton Street;

Thence S 56° 21’ 15” E along said extension and the southwest sideline of said Dutton Street a distance of two hundred twelve and fifty-four hundredths (212.54) feet to the Point of Beginning.

Parcel IV-Additional Dutton Street Parking

A certain lot or parcel of land located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at a point on the Southwest line of Dutton Street, said point being N 56° 21’ 15” W of and two hundred twelve and fifty-four hundredths (212.54) feet from the north corner of a parcel of land described in a deed to Irving Oil Corporation, dated September 5, 1972, and recorded in the Penobscot County Registry of Deeds, Book 2300, Page 253, as shown on a plan “Proposed Parking Lease Area Expansion, Hollywood Slots Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated February 4, 2008, Project No. 04-146;

Thence S 33° 38’ 45” W a distance of three hundred ninety-three and seventy hundredths (393.70) feet to a point, said point being on the Northeast line of Lot 10 (March Street), as shown on a plan entitled “Plan of part of Dutton Farm”, dated July 1898, and recorded in said Registry in Plan Book 6, Page 29;

Thence N 56° 16’ 00” W along the Northeast sideline of said subdivision and the extension thereof a distance of one hundred thirty-five and fifty-three hundredths (135.53) feet;

Thence N 33° 38’ 38” E a distance of three hundred ninety-three and forty-nine hundredths (393.49) feet to a point, said point being on the extension of the Southwest line of said Dutton Street;

Thence S 56° 21’ 15” E along said extension and the Southwest sideline of said Dutton Street a distance of one hundred thirty-five and fifty-five hundredths (135.55) feet to the Point of Beginning.

(g)                                  Beginning on page B-40 of “Exhibit B” with respect to Hollywood Bangor, Bangor, ME, the following text shall be inserted after the legal description of “Parcel II-Park of Bass Park”, and such Land described below shall be Leased Property under the Master Lease:

Parcel III- Dutton Street Parking:

A certain lot or parcel of land, and any and all improvements thereon, located northwest of the north end of Dutton Street in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

BEGINNING at the south corner of a parcel of land described in “Exhibit B, Section II—Leasehold, Parcel II-Part of Bass Park” of a Memorandum of Lease between GLP Capital, L.P. (Lessor) and Penn Tennant, LLC (Lessee) executed October 28, 2013 and recorded in the Penobscot County Registry of Deeds in Book 13393, Page 226, said point being S05˚45’35”W of and nine hundred thirty and sixty-seven hundredths (930.67) feet from the point of beginning of said Leasehold;

THENCE N42˚16’00”E along the southeast line of said leasehold one hundred five and zero hundredths (105.00) feet to a point on a non-tangent curve to the left, said curve having a radius of two hundred eighty-six and zero hundredths (286.00) feet;

THENCE along said curve along said leasehold an arc distance of three hundred thirty-two and ninety hundredths (332.90) feet to a point that is S82˚23’13”E of and three hundred fourteen and forty-two hundredths (314.42) feet from the last mentioned point;

THENCE S59˚38’55”E a distance of two hundred sixty-six and thirty-two hundredths (266.32) feet;

THENCE S35˚28’24”W a distance of five hundred ten and thirty hundredths (510.30) feet;

THENCE N55˚10’57”W a distance of four hundred twenty-eight and seventy-seven hundredths (428.77) feet to a feet to a point of tangency of a tangent curve to the right, said curve having a radius of two hundred thirty-three and zero hundredths (233.00) feet;

THENCE along said curve an arc distance of one hundred twenty-nine and eighty-eight hundredths (129.88) feet to a point that is N39˚12’47”W of and one hundred twenty-eight and twenty-one hundredths (128.21) feet from said point of tangency;

THENCE N23˚14’38”W a distance of three hundred six and twelve hundredths (306.12) feet to a point of tangency of a tangent curve to the left, said curve having a radius of four hundred and zero hundredths (400.00) feet;

THENCE along said curve an arc distance of one hundred seventy-five and forty-two hundredths (175.42) feet to a point that is N35˚48’25”W of and one hundred seventy-four and one hundredths (174.01) feet from said point of tangency;

THENCE N48˚22’13”W a distance of three hundred twenty-nine and eighty-four hundredths (329.84) feet to said leasehold;

THENCE N77˚12’53”E along a south line of said leasehold a distance of forty-five and fifty hundredths (45.50) feet;

THENCE S48˚22’13”E along said leasehold seven hundred twenty-five and zero hundredths (725.00) feet to the POINT OF BEGINNING.

Containing 6.812 acres.

This description was prepared by Shyka, Sheppard & Garster, Land Surveyors, and is based on a plan entitled, “ALTA/ACSM Land Title Survey of Property of GLP Capital, LP” prepared by Shyka, Sheppard and Garster, Land Surveyors, dated December 17, 2013. Bearings reference Grid North, Maine East Zone, NAD83, based on GPS network observations made in August 2004. Distances are ground distances.

Parcel IV-Additional Dutton Street Parking

A certain lot or parcel of land, and any and all improvements thereon, located on the southwest side of Buck Street in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

BEGINNING on the southwest side of Buck Street at an east corner of a parcel of land described in “Exhibit B, Section II—Leasehold, Parcel II-Part of Bass Park” of a Memorandum of Lease between GLP Capital, L.P. (Lessor) and Penn Tennant, LLC (Lessee) executed

October 28, 2013 and recorded in the Penobscot County Registry of Deeds in Book 13393, Page 226, said point being N56˚57’22”W of and one thousand five hundred ten and thirty-seven hundredths (1510.37) feet from the intersection of the northwest line of Main Street and the southwest side of said Buck Street, as shown on a plan entitled “Plan of Main Street for Confirmation,” prepared by Shyka, Sheppard & Garster Land Surveyors dated November 5, 2007 and recorded in the Penobscot County Registry of Deeds Plan File 2007-166;

THENCE S56˚57’22”E along said southwest side of said Buck Street a distance of six hundred fifteen and zero hundredths (615.00) feet;

THENCE S36˚13’04”W a distance of ninety and zero hundredths (90.00) feet;

THENCE S12˚48’05”W a distance of one hundred thirty and zero hundredths (130.00) feet to a point on said leasehold on a non-tangent curve to the left, said curve having a radius of two hundred eighty-six and zero hundredths (286.00) feet;

THENCE along said curve, also being along said leasehold, an arc distance of one hundred thirty-three and forty-four hundredths (133.44) feet to a point that is N33˚18’43”W of and one hundred thirty-two and twenty-four hundredths (132.24) feet from the last mentioned point;

THENCE N46˚40’44”W along said leasehold five hundred forty-two and fifty-six hundredths (542.56) feet;

THENCE N33˚02’38”E along said leasehold sixty-two and zero hundredths (62.00) feet to the POINT OF BEGINNING.

Containing 1.702 acres.

This description was prepared by Shyka, Sheppard & Garster, Land Surveyors, and is based on a plan entitled, “ALTA/ACSM Land Title Survey of Property of GLP Capital, LP” prepared by Shyka, Sheppard and Garster, Land Surveyors, dated December 17, 2013. Bearings reference Grid North, Maine East Zone, NAD83, based on GPS network observations made in August, 2004. Distances are ground distances.

(h)                                 Page B-0 of “Exhibit B”, which follows after page B-47 of “Exhibit B”, shall be renumbered to be page “B-48” and all of the following pages of “Exhibit B” shall be renumbered accordingly.

(i)                                     Beginning on renumbered page B-87 (renumbered in accordance with paragraph (h) above) of “Exhibit B”, all of the legal descriptions provided for “Hollywood Casino Columbus, Columbus, OH” shall be deleted in their entireties and be replaced with the following:

Tract I

29.493 Acre Tract

Situated in the State of Ohio, County of Franklin, City of Columbus, being in Virginia Military Survey Lots 1425 and 1482, and being all of the remainder of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (Width Varies);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of a 0.9921 acre tract conveyed to Franklin County Commissioners as described in Instrument Number 201108170102936, South 07° 07’ 57” West, 1208.79 feet to the southwest corner of said 0.9921 acre tract and the northwest corner of a 1.3699 acre tract conveyed to Franklin County Commissioners as described in Instrument Number 201108170102922;

Thence easterly, with the south line of said 0.9921 acre tract and the north line of said 1.3699 acre tract, North 87° 14’ 04” East, 91.36 feet to an iron pin set at the southeast corner of said 0.9921 acre tract, the northeast corner of said 1.3699 acre tract, the southwest corner of the remainder of a 34.521 acre tract conveyed to CD Gaming Future Expansion, LLC as described in Instrument Number 201102140022643, the northwest corner of the remainder of said 112.581 acre tract, being in the easterly right-of-way line of Georgesville Road, and being the TRUE POINT OF BEGINNING;

Thence easterly, with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, North 87° 14’ 04” East, 738.69 feet to an iron pin set at an angle point in said south and north lines;

Thence easterly, continuing with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, South 82° 52’ 03” East, 546.17 feet to an iron pin set at an angle point in said south and north lines;

Thence easterly, continuing with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, North 84° 53’ 46” East, 870.23 feet to an iron pin set at the northeast corner of the remainder of said 112.581 acre tract, the southeast corner of the remainder of said 34.521 acre tract, and the west line of Lot No. 36 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30;

Thence southerly, with the east line of the remainder of said 112.581 acre tract and the west line of Lot Nos. 26-36 of said Alice Rita Subdivision, South 03° 14’ 07” East, 600.00 feet to an iron pin set at the southeast corner of the remainder of said 112.581 acre tract and the northeast corner of the remainder of a 24.936 acre tract conveyed to CD Gaming Parking, LLC as described in Instrument Number 201102140022642;

Thence westerly, with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, North 88° 51’ 21” West, 1289.23 feet to an iron pin set at an angle point in said south and north lines;

Thence southwesterly, continuing with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, South 52° 07’ 57” West, 211.19 feet to an iron pin set at an angle point in said south and north lines;

Thence westerly, continuing with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, North 86° 16’ 42” West, 787.17 feet to an iron pin set at the southwest corner of the remainder of said 112.581 acre tract, the northwest corner of said 24.936 acre tract, the southeast corner of said 1.3699 acre tract, and the northeast corner of a 1.2213 acre tract conveyed to Franklin County Commissioners as described in Instrument Number 201108170102930, being in the easterly right-of-way line of Georgesville Road;

Thence northerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 07° 07’ 57” East, 346.52 feet to an angle point in said right-of-way line, west line, and east line;

Thence westerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 82° 52’ 03” West, 15.00 feet to an angle point in said right-of-way line, west line, and east line;

Thence northerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 07° 07’ 57” East, 262.92 feet to the TRUE POINT OF BEGINNING, containing 29.493 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP FERRIS SURVEYOR 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

The field survey for this boundary survey was conducted on 03-22-10 to 10-04-10.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on January 23, 2014.

Tract II

24.936 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lots 1425 and 1482, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of said 112.581 acre tract, South 07° 07’ 57” West, 1808.79 feet to a “MAG” nail set, being the True Point of Beginning;

Thence easterly, crossing said 112.581 acre tract, South 86° 16’ 42” East, 892.36 feet to an iron pin set;

Thence northeasterly, continuing across said 112.581 acre tract, North 52° 07’ 57” East, 211.19 feet to an iron pin set;

Thence easterly, continuing across said 112.581 acre tract, South 88° 51’ 21” East, 1289.23 feet to an iron pin set in the east line of said 112.581 acre tract, the west line of Lot No. 26 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30 and on the corporation line of the City of Columbus and Franklin Township;

Thence southerly, with said corporation line, the east line of said 112.581 acre tract, and the west line of Lot No. 26 of said Alice Rita Subdivision, South 03° 14’ 07” East, 92.03 feet to a 5/8” rebar found capped “Woolpert” at the southeast corner of said 112.581 acre tract and the northeast corner of a tract of land conveyed to Camp Chase Industrial Railroad Corp. as described in Official Record Volume 28363 F03, being on the west line of Lot No. 26 of said Alice Rita Subdivision;

Thence southwesterly, with the south line of said 112.581 acre tract, and the north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 38’ 50” West, 475.24 feet to an iron pin set;

Thence westerly, crossing said 112.581 acre tract, North 88° 51’ 21” West, 610.89 feet to an iron pin set;

Thence southwesterly, continuing across said 112.581 acre tract, South 52° 07’ 57” West, 496.75 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, North 87° 36’ 39” West, 1033.13 feet to a “MAG” nail set in the west line of said 112.581 acre tract and the centerline of Georgesville Road;

Thence northerly, with the west line of said 112.581 acre tract and the centerline of Georgesville Road, North 07° 07’ 57” East, 575.00 feet to the True Point of Beginning, containing 24.936 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

Less and excepting therefrom the following 1.2213 acre tract known as Parcel 1B-WD as conveyed by CD Gaming Parking, LLC to The Franklin County Commissioners in Instrument Number 201108170102930:

Parcel 1B-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Numbers 1425 and 1482 and also being in a 24.936 acre tract as conveyed to CD Gaming Parking, LLC in Instrument Number 201102140022642 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26), the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, the west line of a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number 201102140022643, and the west line of the remainder of a 112.581 acre tract as conveyed as conveyed to CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I, South 07 degrees 07 minutes 57 seconds West, 1808.79 feet to the northwest corner of said 24.936 acre tract and the southwest corner of the remainder of said 112.581 acre tract in the centerline of Georgesville Road (C.R. 26) and being the True Point of Beginning of the parcel herein described;

Thence with the north line of said 24.936 acre tract and the south line of the remainder of said 112.581 acre tract crossing the existing easterly right-of-way line of Georgesville Road (C.R. 26), South 86 degrees 16 minutes 42 seconds East, 105.19 feet to an iron pin set in said north and south line in the proposed easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 103.48 feet to an iron pin set;

Thence continuing across said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), North 82 degrees 52 minutes 03 seconds West, 15.00 feet to an iron pin set;

Thence continuing across said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 470.31 feet to an iron pin set in the south line of said 24.936 acre tract and the north line of a 22.259 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022644;

Thence with the south line of said 24.936 acre tract and the north line of said 22.259 acre tract, North 87 degrees 36 minutes 39 seconds West, 90.31 feet to the southwest corner of said 24.936 acre tract and the northwest corner of said 22.259 acre tract;

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of said 24.936 acre tract, North 07 degrees 07 minutes 57 seconds East, 575.00 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous records.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 140-007465 containing 1.2213 acres, more or less, which includes 0.7911 acres in the present road occupied.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris, Registered Survey No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

Tract III

34.521 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lot 1482, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road and the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863, South 07° 07’ 57” West, 528.58 feet;

Thence easterly, leaving the centerline of Georgesville Road, crossing said 1.048 acre tract, North 86° 32’ 36” East, 73.25 feet to a 5/8” rebar found capped “Woolpert”, said iron pin being the northwest corner of said 112.581 acre tract, the southwest corner of a 6.423 acre tract conveyed to West Highland Plaza LLC as described in Instrument Number 200212260332012, and in the corporation line of the City of Columbus and Franklin Township, being the True Point of Beginning,

Thence easterly, with said corporation line, the north line of said 112.581 acre tract, the south line of said 6.423 acre tract, the south line of a 2.951 acre tract conveyed to West Highland Plaza as described in Instrument Number 200707110121493, the south line of a 2.368 acre tract conveyed to Buckeye Express Wash LLC as described in Instrument Number 200807310116827, and the south line of a 2.126 acre tract conveyed to Haydocy Pontiac-GMC Truck Inc. as described in Instrument Number 200308070249570, North 86° 32’ 36” East, 1450.29 feet to an 3/4” iron pin found capped “EMH&T” at an angle point in said north line, the southeast corner of said 2.126 acre tract, and on the west line of an 8.326 acre tract conveyed to Haydocy Realty Co. LLC as described in Instrument Number 199911050278956;

Thence southerly, with said corporation line, the north line of said 112.581 acre tract, and the west line of said 8.326 acre tract, South 03° 27’ 56” East, 120.56 feet to a “MAG” nail found at an angle point in said north line and being the southwest corner of said 8.326 acre tract;

Thence easterly, with said corporation line, the north line of said 112.581 acre tract, and the south line of said 8.326 acre tract, North 81° 06’ 58” East, 593.51 feet to and iron pin set at the northeast corner of said 112.581 acre tract, the southeast corner of said 8.326 acre tract, and on the west line of Lot No. 49 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30;

Thence southerly, with said corporation line, the east line of said 112.581 acre tract, and the west line of Lot Nos. 36-49 of said Alice Rita Subdivision, South 03° 14’ 07” East, 689.58 feet to an iron pin set;

Thence westerly, crossing said 112.581 acre tract, South 84° 53’ 46” West, 870.23 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, North 82° 52’ 03” West, 546.17 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, South 87° 14’ 04” West, 830.05 feet to a “MAG” nail set in the centerline of Georgesville Road and on the west line of said 112.581 acre tract;

Thence northerly, with the centerline of Georgesville Road and the west line of said 112.581 acre tract, North 07° 07’ 57” East, 403.09 feet to a “MAG’’ nail set an angle point in the west line of said 112.581 acre tract, and being the southwest corner of said 1.048 acre tract;

Thence easterly, with the west line of said 112.581 acre tract and the south line of said 1.048 acre tract, South 82° 52’ 03” East, 60.00 feet to an iron pin set at an angle point in the west line of said 112.581 acre tract, the southeast corner of said 1.048 acre tract, and on the easterly right-of-way line of Georgesville Road;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract and the easterly right-of-way line of Georgesville Road, North 07° 07’ 57” East, 173.64 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract, and the easterly right-of-way line of Georgesville Road, North 20° 39’ 28” East, 51.31 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract, and the easterly right-of-way line of Georgesville Road, North 07° 07’ 57” East, 67.05 feet to the True Point of Beginning, containing 34.521 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

Less and excepting therefrom the following 0.9921 acre tract known as Parcel 1C-WD as conveyed by CD Gaming Future Expansion LLC to the Franklin County Commissioners in Instrument Number 201108170102936:

Parcel 1C-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Number 1482 and also being in a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number 201102140022643 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, South 07 degrees 07 minutes 57 seconds West, 805.70 feet to an angle point in the west line of said 34.521 acre tract and being the southwest corner of said 1.048 acre tract and being the True Point of Beginning of the parcel herein described;

Thence with the west line of said 34.521 acre tract and the south line of said 1.048 acre tract, South 82 degrees 52 minutes 03 seconds East, 60.00 feet to an angle point in the west line of said 34.521 acre tract, the southeast corner of said 1.048 acre tract in the existing easterly right-of-way line of Georgesville Road (C.R. 26);

Thence with the west line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East, 173.64 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 04 degrees 59 minutes 39 seconds East 0.44 feet;

Thence continuing with the west line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 20 degrees 39 minutes 28 seconds East, 51.31 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 03 degrees 50 minutes 15 seconds West, 0.50 feet;

Thence continuing with the West line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East, 67.05 feet to a point, reference an iron pin found, capped “Woolpert Inc”, North 86 degrees 32 minutes 36 seconds East 0.07 feet in the east line of said 1.048 acre tract at the northwest corner of said 34.521 acre tract, the southwest corner of a 6.4230 acre tract as conveyed to West Highland Plaza, LLC in Instrument Number 200707110121493, Parcel I;

Thence with the north line of said 34.521 acre tract and the south line of said 6.4230 acre tract, North 86 degrees 32 minutes 36 seconds East, 18.31 feet to an iron pin set in said north and south line and also being in the proposed easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 34.521 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 681.33 feet to an iron pin set in the south line of said 34.521 acre tract and the north line of the remainder of a 112.581 acre tract as conveyed to CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I;

Thence with the south line of said 34.521 acre tract and the north line of the remainder of said 112.581 acre tract, South 87 degrees 14 minutes 04 seconds West, 91.36 feet to the southwest corner of said 34.521 acre tract and the northwest corner of the remainder of said 112.581 acre tract;

Thence with the west line of said 34.521 acre tract and the centerline of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East, 403.09 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous record.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 140-007466 containing 0.9921 acres, more or less, which includes 0.5480 acres in the present road occupied.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris Registered Surveyor No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

Tract IV

22.259 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lot 1425, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of said 112.581 acre tract, South 07° 07’ 57” West, 2383.79 feet to a “MAG” nail set, and being the True Point of Beginning;

Thence easterly, crossing said 112.581 acre tract, South 87° 36’ 39” East, 1033.13 feet to an iron pint set;

Thence northeasterly, continuing across said 112.581 acre tract, North 52° 07’ 57” East, 496.75 feet to an iron pin set;

Thence easterly, crossing said 112.581 acre tract, South 88° 51’ 21” East, 610.89 feet to an iron pin set in the south line of said 112.581 acre tract and the north line of a tract of land conveyed to Camp Chase Industrial Railroad Corp. as described in Official Record Volume 28363 F03;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 38’ 50” West, 587.07 feet to an iron pin set at an angle point in said south and north line;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 45° 07’ 01” West, 265.42 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said south and north line;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 39° 13’ 25” West, 211.64 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said south and north line, being on the corporation line of the City of Columbus and Franklin Township;

Thence southwesterly, with said corporation line, the south line of said 112.581 acre tract, and north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 37’ 57” West, 1038.29 feet to a 5/8” rebar found capped “Woolpert” at a southwest corner of said 112.581 acre tract and a southeast corner of a 9.052 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract II;

Thence northeasterly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 27° 15’ 29” East, 149.00 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 22° 08’ 13” East, 196.74 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 05° 10’ 59” East, 149.38 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 03° 24’ 52” West, 149.83 feet to an iron pin found at an angle point in said west line and being the northeast corner of said 9.052 acre tract;

Thence westerly, with said corporation line, the west line of said 112.581 acre tract, and the north line of said 9.052 acre tract, South 86° 26’ 45” West, passing a 5/8” rebar found in the easterly right-of-way line of Georgesville Road at 533.11 feet, 594.17 feet to a “MAG” nail set at a southwest corner of said 112.581 acre tract, the northwest corner of said 9.052 acre tract, and being in the centerline of Georgesville Road;

Thence northerly, with the west line of said 112.581 acre tract and the centerline of Georgesville Road, North 07° 07’ 57” East, 469.70 feet to the True Point of Beginning, containing 22.259 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

TRACT V

9.052 acre parcel

Situate in Virginia Military Survey Lot 1425, City of Columbus, County of Franklin, State of Ohio, and being part of a 147.973 acre tract of land as conveyed to Delphi Automotive Systems LLC by deed recorded in Instrument No. 199902010025133 (all references to deeds, microfiche, plats, surveys, etc. refer to the records of the Franklin County Recorder’s Office, unless noted otherwise) and being more particularly bounded and described as follows:

Commencing for reference at a monument found (FCGS 13 79) at the intersection of the centerline of West Broad Street (U.S. Route 40) with the centerline of Georgesville Road, said point bears North eighty-eight degrees ten minutes twenty-nine seconds East (N88°10’29”E) for a distance of two thousand one hundred thirty-seven and 66/100 feet (2137.66’) from a monument found (Frank140);

thence along the centerline of said Georgesville Road and the west line of said 147.973 acre tract South seven degrees seven minutes fifty-four seconds West (S07°07’54”W) for a distance of two thousand eight hundred fifty-three and 58/100 feet (2,853.58’) to a railroad spike set at the True Point of Beginning of the herein described tract of land;

thence across said 147.973 acre tract and along the existing City of Columbus corporation line as recorded in Official Record Volume 14730 E16 for the following five (5) courses:

1. North eighty-six degrees twenty-six minutes forty-three seconds East (N86°26’43”E) (passing an iron pin found on the east right of way line of said Georgesville Road at 61.06’) for a distance of five hundred ninety-three and 99/100 feet (593.99’) to a 5/8” iron pin found (no cap);

2. South three degrees twenty-eight minutes twenty-five seconds East (S03°28’25”E) for a distance of one hundred forty-nine and 96/100 feet (149.96’) to an iron pin set;

3. South five degrees eleven minutes thirty-three seconds West (S05°11’33”W) for a distance of one hundred forty-nine and 38/100 feet (149.38’) to an iron pin set;

4. South twenty-two degrees nine minutes fifty-eight seconds West (S22°09’58”W) for a distance of one hundred ninety-six and 72/100 feet (196.72’) to an iron pin set;

5. South twenty-seven degrees fifteen minutes sixteen seconds West (S27°15’16”W) for a distance of one hundred forty-eight and 91/100 feet (148.91’) to an iron pin set on the north line of a tract of land as conveyed to Camp Chase Industrial Railroad Corp. by deed recorded in Official Record Volume 28363 F03;

thence along said line South fifty-four degrees thirty-eight minutes forty-seven seconds West (S54°38’47”W) for a distance of one hundred ninety-eight and 22/100 feet (198.22’) to a 5/8” iron pin found (Thomas Eng & Surveying cap) at the northeast corner of a 1.423 acre tract of land as conveyed to Salvation Army by deed recorded in Official Record Volume 9220 F13;

thence along the north line of said 1.423 acre tract North eighty-two degrees fifty-two minutes six seconds West (N82°52’06”W) for a distance of three hundred sixty-seven and 90/100 feet (367.90’) to a P.K. nail found at the northwest corner of said 1.423 acre tract, said point also being on the centerline of said Georgesville Road;

thence along the centerline of said Georgesville Road North seven degrees seven minutes fifty-four seconds East (N07°07’54”E) for a distance of six hundred fifty and 24/100 feet (650.24’) to the True Point of Beginning, containing nine and 052/1000 (9.052) acres, more or less.

Iron pins set are 5/8” rebar, 30” in length, with a plastic plug placed on top inscribed with the name “Woolpert Inc”, unless otherwise noted. All monuments found are in good condition unless otherwise noted.

This description was prepared from a field survey performed by Woolpert, Inc., in January, 2010 with bearings based upon Ohio State Plane Coordinate System, South Zone, NAD83 (CORS). Said bearings originated from said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of North seven degrees seven minutes fifty-four seconds East (N07°07’54”E) and monumented as described herein, is designated the “basis of bearing” for this survey.

Less and excepting therefrom the following 1.8636 acre tract known as Parcel 1A-WD as conveyed by CD Gaming Future Development LLC to the Franklin County Commissioners in Instrument Number 201108170102928:

Parcel 1A-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Numbers 1425 and also being in a 22.259 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022644 and a 9.052 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022646 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26), the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, the west line of a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number 201102140022643, the west line of the remainder of a 112.581 acre tract as conveyed to CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I, and the west line of a 24.936 acre tract as conveyed to CD Gaming Parking, LLC in Instrument Number 201102140022642, South 07 degrees 07 minutes 57 seconds West, 2383.79 feet to the northwest corner of said 22.259 acre tract and the southwest corner of said 24.936 acre tract and being the True Point of Beginning of the parcel herein described;

Thence crossing the existing easterly right-of-way line of Georgesville Road (C.R. 26) along the north line of said 22.259 acre tract and the south line of said 24.936 acre tract, South 87 degrees 36 minutes 39 seconds East, 90.31 feet to an iron pin set in the proposed easterly right-of-way line of Georgesville Road (C.R. 26), also being in said north and south line;

Thence crossing said 22.259 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 460.19 feet to an iron pin set in the south line of said 22.259 acre tract and the north line of said 9.052 acre tract;

Thence with the south line of said 22.259 acre tract and the north line of said 9.052 acre tract, South 86 degrees 26 minutes 45 seconds West, 30.53 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 86 degrees 26 minutes 45 seconds West, 0.14 feet, in said south and north line and in the existing easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 9.052 acre tract with the existing easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 661.20 feet to an iron pin set in the south line of said 9.052 acre tract and the north line of a 1.423 acre tract as conveyed to Salvation Army in Official Record 9220, Page F13;

Thence with the south line of said 9.052 acre tract and the north line of said 1.423 acre tract, North 82 degrees 52 minutes 03 seconds West, 60.00 feet to the southwest corner of said 9.052 acre tract and the northwest corner of said 1.423 acre tract in the centerline of Georgesville Road (C.R. 26);

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of said 9.052 acre tract and said 22.259 acre tract, North 07 degrees 07 minutes 57 seconds East, 1119.58 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous record.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 570-216484 containing 0.9030 acres, more or less, which includes 0.9030 acres in the present road occupied, 140-007464 containing 0.9606 acres, more or less, which includes 0.6426 acres in the present road occupied, containing a total of 1.8636 acres, more or less.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris, Registered Surveyor No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

TRACT VI

Together With beneficial easement for sanitary sewer as set forth in Special Warranty Deed by and between General Motors Corporation and The Cleveland, Cincinnati and St. Louis Railway Company dated February 25, 1957 and recorded February 25, 1957 in Deed Book 2017, Page 425, Recorder’s Office, Franklin County, Ohio.

Together with non-exclusive beneficial easements for storm sewer and right of access to easement area as set forth in that certain Storm Sewer Easement and Right of Access Agreement by and between Haydocy Realty Co., LLC and Delphi Automotive Systems LLC, recorded November 5, 1999, in Instrument No. 199911050279195, Franklin County records.

Also Together With non-exclusive beneficial easements for vehicular and pedestrian ingress and egress, sanitary sewer, storm sewer, and utilities as set forth in that certain Amended and Restated Easement Agreement dated February 25, 2003 by and between West Highland Plaza LLC and Delphi Automotive Systems LLC, recorded July 15, 2003, in Instrument No. 200307150215403, Franklin County records.

(j)                                    On renumbered page B-133 (renumbered in accordance with paragraph (h) above) of “Exhibit B” with respect to Hollywood Casino Tunica, Robinsonville, MS, delete the following: “Tract A”.

(k)                                 On renumbered page B-134 (renumbered in accordance with paragraph (h) above) of “Exhibit B” with respect to Hollywood Casino Tunica, Robinsonville, MS, the following text shall be deleted in its entirety, and such Land described below shall not be Leased Property under the Master Lease:

Tract B

Being a part of the R.M. Leatherman and Hugh M. Magevney, III property located in the Northeast Quarter (NE 1/4) of the Northeast Quarter (NE 1/4) of Section Twenty-Four (24), Township Three (3) South, Range Twelve (12) West, Tunica County, Mississippi and being more particularly described as follows:

Beginning at a point on the North line of said Section Twenty-Four (24), said point being North 89 degrees 44 minutes 19 seconds East a distance of 5,218.24 feet from a found concrete monument at the Northwest corner of Section Twenty-Four (24); thence North 89 degrees 41 minutes 49 seconds East and continuing along the North line of said Section Twenty-Four (24) for 45.00 feet to a point; thence South 00 degrees 00 minutes 00 seconds East for 1,120.12 feet to the Point of Beginning of the tract herein described.

Thence South 00 degrees 00 minutes 00 seconds East for 190.75 feet to a point;

Thence North 88 degrees 48 minutes 03 seconds West for 193.62 feet to a point;

Thence North 68 degrees 40 minutes 34 seconds West for 606.87 feet to a point;

Thence North 65 degrees 38 minutes 09 seconds West for 613.65 feet to a point;

Thence North 65 degrees 19 minutes 08 seconds West for 1,083.49 feet to a point;

Thence North 69 degrees 18 minutes 21 seconds West for 539.83 feet to a point;

Thence North 63 degrees 20 minutes 00 seconds West for 634.33 feet to a point;

Thence North 65 degrees 24 minutes 26 seconds West for 641.41 feet to a point on the Eastern top bank revetment of the Mississippi River, as it exists today;

Thence North 58 degrees 52 minutes 07 seconds East along the said Eastern top bank revetment of the Mississippi River for 108.91 feet to a point;

Thence North 44 degrees 58 minutes 31 seconds East and continuing along the said Eastern top bank revetment of the Mississippi River for 95.28 feet to a point;

Thence South 65 degrees 16 minutes 09 seconds East for 546.04 feet to a point;

Thence South 63 degrees 19 minutes 02 seconds East for 612.80 feet to a point (said point being South 45 degrees 00 minutes 00 seconds West from the concrete monument representing the Northwest corner of Section Twenty-Four (24), Township Three (3) South, Range Twelve (12) West, Tunica County, Mississippi.)

Thence South 72 degrees 33 minutes 04 seconds East for 291.23 feet to a point;

Thence South 65 degrees 21 minutes 03 seconds East for 1,352.15 feet to a point;

Thence South 67 degrees 26 minutes 32 seconds East for 1,162.40 feet to a point;

Thence South 88 degrees 23 minutes 22 seconds East for 173.28 feet to the said Point of Beginning, containing 17.75 acres, more or less.

Bearings in the above description have an origin of True North based on computation from celestial observations.

(l)                                     Beginning on renumbered page B-94 (renumbered in accordance with paragraph (h) above) of “Exhibit B”, all of the legal descriptions provided for “M Resort Spa Casino, Henderson, Nevada” shall be deleted in their entireties and be replaced with the following:

REAL PROPERTY IN THE CITY OF LAS VEGAS, COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

PARCEL 1A:

LOT ONE (1) OF 3RD AMENDED FINAL MAP THE M RESORT, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 141 OF PLATS, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM ALL THAT REAL PROPERTY AS CONVEYED TO THE M CONVENIENCE LLC, A NEVADA LIMITED LIABILITY COMPANY, BY DEED RECORDED MARCH 13, 2009 IN BOOK 20090313 AS DOCUMENT NO. 04168, OFFICIAL RECORDS.

FURTHER EXCEPTING THEREFROM ALL THAT REAL PROPERTY CONVEYED TO J & V SIMON, LLC BY DEED RECORDED JANUARY 13, 2009 IN BOOK 20090113 AS DOCUMENT NO. 03290, OFFICIAL RECORDS.

FURTHER EXCEPTING THEREFROM THE FOLLOWING DESCRIBED REAL PROPERTY AS CONVEYED TO M RESORT PROPERTIES LLC, A NEVADA LIMITED LIABILITY COMPANY BY DEED RECORDED NOVEMBER 17, 2010 IN BOOK 20101117 AS DOCUMENT NO. 02832, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

THE NORTH HALF (N 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

AND THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23

SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

EXCEPTING THEREFROM ALL PUBLIC DEDICATIONS AS DEDICATED BY THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY.

TOGETHER WITH THAT PORTION OF LAND AS DISCLOSED BY GRANT, BARGAIN AND SALE DEED RECORDED APRIL 25, 2012 IN BOOK 20120425 AS INSTRUMENT NO. 02797 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., CITY OF HENDERSON, CLARK COUNTY, NEVADA AND CONVEYED TO I.M. WOLF, A NEVADA LIMITED LIABILITY COMPANY, AN UNDIVIDED 50% INTEREST PER GRANT, BARGAIN, SALE DEED RECORDED IN BOOK 20030318, INSTRUMENT NO. 02595, AND TO ALEXANDER DAWSON, INC., A NEVADA CORPORATION, AN UNDIVIDED 50% INTEREST PER GRANT, BARGAIN AND SALE DEED RECORDED IN BOOK 20050920, INSTRUMENT NO. 04598, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 9; THENCE SOUTH 00°38’54” EAST ALONG WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 9, A DISTANCE OF 1355.40 FEET TO THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9; THENCE NORTH 87°46’23” EAST ALONG SOUTH LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4), A DISTANCE OF 27.61 FEET TO THE POINT OF BEGINNING, ALSO BEING A POINT ON THE “SR” LINE OF ST. ROSE PARKWAY (BEING 250.00 FEET WIDE); THENCE DEPARTING THE SAID SOUTH LINE AND ALONG THE SAID “SR” LINE, NORTH 57°13’36” EAST, A DISTANCE OF 461.83 FEET TO THE BEGINNING OF A 8,202.08 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY; THENCE NORTHEASTERLY ALONG SAID CURVE TO THE LEFT AND “SR” LINE, AN ARC LENGTH OF 287.05 FEET THROUGH A CENTRAL ANGLE OF 02°00’19” TO A POINT ON THE EAST LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9 AND BEING A POINT ON THE NORTHERLY BOUNDARY OF LOT 1 OF FILE 141 OF PLATS, PAGE 49, BEING THE “3RD AMENDED FINAL MAP OF THE M RESORT”; THENCE SOUTH 00°38’16” EAST ALONG THE SAID WEST LINE AND NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 277.92 FEET;

THENCE DEPARTING SAID WEST LINE, SOUTH 48°18’15” WEST ALONG THE SAID NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 168.47 FEET TO A POINT ON THE SAID SOUTH LINE OF THE

SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9; THENCE SOUTH 87°46’23” WEST ALONG THE SAID SOUTH LINE AND NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 504.59 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JANUARY 14, 2014 IN BOOK 20140114 AS INSTRUMENT NO. 02391.

PARCEL 1B:

THOSE PORTIONS OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

THE NORTH HALF (N 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

AND THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

EXCEPTING THEREFROM ALL PUBLIC DEDICATIONS AS DEDICATED BY THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY.

PARCEL 2:

LOT 3 AS SHOWN ON THE FINAL MAP OF THE M RESORT - PHASE 1 RECORDED APRIL 20, 2007 IN PLAT BOOK 136, PAGE 49, CLARK COUNTY, NEVADA RECORDS, AND AS AMENDED BY THAT CERTAIN CERTIFICATE OF AMENDMENT RECORDED JULY 16, 2007 IN BOOK 20070716 AS INSTRUMENT NO. 03766.

PARCEL 3:

THE NORTH HALF (N 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM ALL THAT REAL PROPERTY CONVEYED TO THE COUNTY OF CLARK BY DEED RECORDED SEPTEMBER 24, 1969 IN BOOK 980 AS DOCUMENT NO. 786740 OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

PARCEL 4:

LOT 2 OF VEGAS VIEW SITES SUBDIVISION AS SHOWN BY MAP THEREOF ON FILE IN BOOK 16 OF PLATS, PAGE 22 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 5:

LOT 35 OF VEGAS VIEW SITES UNIT # 2 AS SHOWN BY MAP THEREOF ON FILE IN BOOK 22 OF PLATS, PAGE 26, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 6:

THAT PORTION OF THE NORTH HALF (N ½) OF THE NORTHEAST QUARTER (NE ¼) OF THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF BOWES AVENUE AS THE SAME NOW EXISTS AS SHOWN ON THE PLAT MAP, RECORDED AS BOOK 141, PAGE 49 OF PLATS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 7:

THAT PORTION OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY, NEVADA RECORDS, LYING WITHIN THE SOUTHEAST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF SAID SECTION 9;

THENCE ALONG THE EAST LINE THEREOF, NORTH 00° 37’ 37” WEST, 247.91 FEET, THENCE DEPARTING SAID EAST LINE, SOUTH 89° 22’ 23” WEST 149.54 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 90° 00’ 00” WEST, 325.77 FEET;

THENCE NORTH 34° 40’ 35” WEST 73.96 FEET TO A POINT ON THE SOUTHEASTERLY EASEMENT LINE OF SAINT ROSE PARKWAY AS SHOWN ON THE NEVADA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY DIVISION PLANS FOR SR-146 ST. ROSE PARKWAY FROM SOUTHERN HIGHLANDS TO GILESPIE STREET-PHASE 2A, SAID POINT ALSO BEING A POINT ON A NON-TANGENT CURVE, A CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 8327.08 FEET, FROM WHICH THE RADIUS POINT OF SAID CURVE BEARS NORTH 35° 22’ 53” WEST;

THENCE NORTHEASTERLY ALONG SAID NDOT EASEMENT LINE, 438.23 FEET ALONG THE ARC OF SAID CURVE, THROUGH A

CENTRAL ANGLE OF 03° 00’ 55”, THENCE DEPARTING SAID EASEMENT LINE, SOUTH 34° 45’ 22” EAST, 215.51 FEET;

THENCE SOUTH 00° 00’ 00” WEST 73.60 FEET;

THENCE SOUTH 55° 14’ 38” WEST, 128.36 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JANUARY 14, 2014 IN BOOK 20140114 AS INSTRUMENT NO. 02391.

1.2                               For the avoidance of any doubt, the parties hereby agree that the attached Attachment I incorporates and reflects the amendments set forth in Section 1.1 above and may be attached and affixed to the Master Lease as an amended and restated “Exhibit B”.

ARTICLE II

AMENDMENT TO MEMORANDUM OF LEASE

Landlord and Tenant shall enter into one or more amendments to any memorandum of lease which may be been recorded in accordance with Article XXXIII of the Master Lease, in form suitable for recording in each county or other application location in which a Leased Property is located which amendment is pursuant to this Amendment. Tenant shall pay all costs and expenses of recording any such amendment to memorandum and shall fully cooperate with Landlord in removing from record any such memorandum upon the expiration or earlier termination of the Term with respect to the applicable Facility.

ARTICLE III

AUTHORITY TO ENTER INTO AMENDMENT

Each party represents and warrants to the other that : (i) this Amendment and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (ii) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Amendment and the Master Lease, as amended hereby, within the State(s) where any portion of the Leased Property is located, and (iii) neither this Amendment, the Master Lease, as amended hereby, nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party.

ARTICLE IV

MISCELLANEOUS

4.1                               Costs and Expenses; Fees. Each party shall be responsible for and bear all of its own expenses incurred in connection with pursuing or consummating this Amendment and the transactions contemplated by this Amendment, including, but not limited to, fees and expenses, legal counsel, accountants, and other facilitators and advisors.

4.2                               Choice of Law and Forum Selection Clause. This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the substantive Laws of the State of New York without regard to the conflict of law principles thereof or of any other jurisdiction

4.3                               Counterparts; Facsimile Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

3.4                               No Further Modification. Except as modified hereby, the Master Lease remains in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

LANDLORD:

GLP CAPITAL, L.P.
BY: Gaming and Leisure Properties, Inc., its general partner

By:	/s/ William J. Clifford
William J. Clifford
CFO, Secretary and Treasure

TENANT:

PENN TENANT, LLC
BY: Penn National Gaming, Inc.,
its managing member

By:
Robert S. Ippolito
Secretary and Treasurer

Signature Page to First Amendment to Master Lease

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the undersigned as of the date first above written.

LANDLORD:

GLP CAPITAL, L.P.

By:
William J. Clifford
CFO, Secretary and Treasurer

TENANT:

PENN TENANT, LLC
BY: Penn National Gaming, Inc.,
its managing member

By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Secretary and Treasurer

Signature Page to First Amendment to Master Lease

ATTACHMENT I

Please see attached

EXHIBIT B

LEGAL DESCRIPTIONS

Argosy Casino Alton, Alton, IL

REAL PROPERTY IN THE CITY OF ALTON, COUNTY OF MADISON, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1 (LEASEHOLD):

PART OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 14 AND PART OF THE WEST 1/2 OF THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 5 NORTH RANGE 10 WEST OF THE THIRD PRINCIPAL MERIDIAN, MADISON COUNTY ILLINOIS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE SOUTHERLY EXTENSION OF THE CENTERLINE OF PIASA STREET, 48 FOOT WIDE PAVEMENT, (66 FOOT RIGHT-OF-WAY), REFERENCE BEING HAD TO THE PLAT THEREOF RECORDED IN THE RECORDERS OFFICE OF MADISON COUNTY ILLINOIS IN ROAD RECORD’S BOOK 8 ON PAGE 124, WITH THE CENTERLINE OF THE NORFOLK AND WESTERN RAILROAD; THENCE CONTINUING SOUTH 06 DEGREES 08 MINUTES AND 15 SECONDS EAST ALONG AN ASSUMED BEARING OF THE COURSE LAST DESCRIBED, A DISTANCE OF 48.63 FEET TO THE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED; THENCE SOUTH 56 DEGREES 15 MINUTES 19 SECONDS EAST A DISTANCE OF 189.89 FEET TO THE POINT OF CURVATURE OF SAID LINE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 260.00 FEET AN ARC LENGTH OF 104.71 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 33 DEGREES 08 MINUTES 01 SECONDS EAST, A DISTANCE OF 2.80 FEET TO A POINT, THENCE SOUTH 47 DEGREES 10 MINUTES 32 SECONDS WEST, A DISTANCE OF 6.00 FEET TO A POINT; THENCE NORTH 82 DEGREES 33 MINUTES 09 SECONDS WEST, A DISTANCE OF 27.50 FEET TO A POINT; THENCE NORTH 42 DEGREES 22 MINUTES 00 SECONDS WEST A DISTANCE OF 72.50 FEET TO A POINT; THENCE NORTH 56 DEGREES 12 MINUTES 27 SECONDS WEST A DISTANCE OF 141.18 FEET TO A POINT; THENCE NORTH 34 DEGREES 38 MINUTES 16 SECONDS WEST, A DISTANCE OF 61.03 FEET TO THE POINT OF BEGINNING.

PARCEL 1A (EASEMENT):

EASEMENT FOR ACCESS FOR THE BENEFIT OF PARCEL 1, OVER THE FOLLOWING DESCRIBED LAND:

THE RIGHT OF ACCESS UPON A PART OF THE CITY OF ALTON, ILLINOIS “PUBLIC COMMONS” LOCATED IN THE FRACTIONAL NORTH HALF OF SECTION 14, TOWNSHIP 5 NORTH, RANGE 10 WEST OF THE 3RD PRINCIPAL MERIDIAN, MADISON COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTHERLY R.O.W. LINE OF U.S. ROUTE 67 (LANDMARKS BLVD.) WITH THE SOUTHERLY EXTENSION OF THE WEST LINE OF PIASA STREET THENCE SOUTH ALONG SAID SOUTHERLY EXTENSION A DISTANCE OF 177.9 FEET MORE OR LESS TO THE FACE OF THE CONCRETE CURB LOCATED AT THE SOUTHWESTERLY SIDE OF THE ALTON

RIVERFRONT PARK ROADWAY AND THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED; THENCE SOUTHEASTERLY ALONG SAID FACE OF CURB A DISTANCE OF 531.5 FEET MORE OR LESS TO THE INTERSECTION WITH THE NORTHEASTERLY LINE OF U.S. GOVERNMENT “TRACT M-1”; THENCE SOUTHWESTERLY ALONG SAID NORTHEASTERLY LINE A DISTANCE OF 112.8 FEET MORE OR LESS TO THE NORTHWESTERLY LINE OF SAID “TRACT M-1”; THENCE SOUTHWESTERLY ALONG NORTHWESTERLY LINE OF SAID “TRACT M-1” A DISTANCE OF 41.8 FEET MORE OR LESS TO THE MISSISSIPPI RIVER SHORELINE AT NORMAL POOL ELEVATION 419.00 MEAN SEA LEVEL; THENCE NORTHWESTERLY ALONG SAID SHORELINE A DISTANCE OF 412.0 FEET MORE OR LESS TO THE SOUTHERLY EXTENSION OF THE WEST LINE OF PIASA STREET; THENCE NORTH ALONG SAID SOUTHERLY EXTENSION A DISTANCE OF 55.7 FEET MORE OR LESS TO THE POINT OF BEGINNING.

RESERVING UNTO THE CITY OF ALTON AND OTHER PUBLIC OR PRIVATE ENTITLES HAVING FACILITIES LOCATED WITHIN THE AFOREDESCRIBED PARCELS, THE UNRESTRICTED RIGHT OF ACCESS OVER AND ACROSS THE AFOREDESCRIBED PROPERTY FOR THE PURPOSE OF THE OPERATION, MAINTENANCE AND REPLACEMENT OF THE FACILITIES LOCATED HEREIN.

PARCEL 2 (LEASEHOLD):

A PART OF THE CITY OF ALTON, ILLINOIS RIVERFRONT PROPERTY LOCATED IN THE FRACTIONAL NORTH HALF OF SECTION 14, TOWNSHIP 5 NORTH, RANGE 10 WEST OF THE 3RD PRINCIPAL MERIDIAN, MADISON COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTHERLY R.O.W. LINE OF U.S. ROUTE 67 (LANDMARKS BLVD.) WITH THE SOUTHERLY EXTENSION OF THE WEST LINE OF PIASA STREET; THENCE SOUTH ALONG SAID SOUTHERLY EXTENSION A DISTANCE OF 93.4 FEET MORE OR LESS TO A POINT 4.0 FEET SOUTH OF THE SOUTH RAIL OF THE NORFOLK SOUTHERN RAILROAD MAIN TRACK WHEN MEASURED AT RIGHT ANGLES TO SAID SOUTH RAIL, AND THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED; THENCE NORTHWESTERLY PARALLEL TO AND 4.0 FEET SOUTH OF SAID SOUTH RAIL A DISTANCE OF 463.67 FEET; THENCE SOUTHERLY AT RIGHT ANGLES A DISTANCE OF 43.7 FEET MORE OR LESS TO THE MISSISSIPPI RIVER SHORELINE AT NORMAL RIVER POOL ELEVATION 419.00 MEAN SEA LEVEL; THENCE SOUTHEASTERIY ALONG SAID SHORELINE A DISTANCE OF 550.0 FEET MORE OR LESS TO THE INTERSECTION WITH THE SOUTHERLY EXTENSION OF THE WEST LINE OF SAID PIASA STREET; THENCE NORTH ALONG SAID SOUTHERLY EXTENSION A DISTANCE OF 140.2 FEET MORE OR LESS TO THE POINT OF BEGINNING.

RESERVING UNTO THE CITY OF ALTON AND OTHER PUBLIC OR PRIVATE ENTITIES HAVING FACILITIES LOCATED WITHIN THE AFOREDESCRIBED PARCELS, THE UNRESTRICTED RIGHT OF ACCESS OVER AND ACROSS THE AFOREDESCRIBED PROPERTY FOR THE PURPOSE OF THE OPERATION, MAINTENANCE AND REPLACEMENT OF THE FACILITIES LOCATED HEREIN.

PARCEL 3 (LEASEHOLD):

A PART OF U.S. GOVERNMENT “TRACT M-1” LOCATED IN THE FRACTIONAL NORTH HALF OF SECTION 14, TOWNSHIP 5 NORTH, RANGE 10 WEST OF THE PRINCIPAL MERIDIAN, MADISON COUNTY, ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTHEASTERLY LINE OF SAID “TRACT M-1” WITH THE FACE OF THE LOCK WALL OF OLD LOCK & DAM #26; THENCE NORTHWESTERLY ALONG SAID FACE OF LOCK WALL A DISTANCE OF 783.07 FEET; THENCE NORTHEASTERLY AT RIGHT ANGLES TO SAID LOCK WALL A DISTANCE OF 30.0 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED; THENCE CONTINUING NORTHEASTERLY AT RIGHT ANGLES TO SAID LOCK

WALL A DISTANCE OF 154.6 FEET MORE OR LESS TO THE SOUTHERLY EDGE OF THE ROADWAY SERVING THE ALTON RIVERFRONT; THENCE WESTERLY AND NORTHWESTERLY ALONG SAID EDGE OF ROADWAY 272.0 FEET; THENCE NORTHEASTERLY AT RIGHT ANGLES A DISTANCE OF 75.0 FEET MORE OR LESS TO THE NORTHEASTERLY LINE OF SAID “TRACT M-1”; THENCE NORTHWESTERLY ALONG SAID NORTHEASTERLY LINE A DISTANCE OF 546.6 FEET MORE OR LESS TO THE NORTHWESTERLY LINE OF SAID “TRACT M-1”; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY LINE 41.8 FEET MORE OR LESS TO THE MISSISSIPPI RIVER SHORELINE AT LOCK & DAM #26 NORMAL POOL ELEVATION 419.00 MEAN SEAL LEVEL; THENCE SOUTHEASTERLY ALONG SAID SHORELINE 479.0 FEET MORE OR LESS TO A POINT WHICH IS 30 FEET NORTHERLY OF THE FACE OF THE LOCK WALL OF OLD LOCK & DAM #26 WHEN MEASURED AT RIGHT ANGLES TO SAID OLD LOCK WALL; THENCE SOUTHEASTERLY PARALLEL TO AND 30 FEET NORTHERLY OF SAID LOCK WALL A DISTANCE OF 334.4 FEET MORE OR LESS TO THE POINT OF BEGINNING.

BY AGREEMENT IN SECTION 7E OF THE LEASE AGREEMENT BETWEEN THE PARTIES, PARCEL F AS SHOWN ON PLAT ATTACHED AS EXHIBIT E MAY BE DELETED FROM THE ABOVE DESCRIBED SUB-LEASE PARCEL B AND IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF AFOREDESCRIBED “PARCEL B”; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE OF SAID “PARCEL B” A DISTANCE OF 80.0 FEET; THENCE NORTHEASTERLY AT RIGHT ANGLES A DISTANCE OF 111.6 FEET MORE OR LESS TO THE SOUTHERLY EDGE OF THE ROADWAY SERVING THE ALTON RIVERFRONT; THENCE EASTERLY ALONG SAID EDGE OF ROADWAY A DISTANCE OF 90.9 FEET MORE OR LESS TO THE SOUTHEASTERLY LINE OF SAID “PARCEL B”; THENCE SOUTHWESTERLY ALONG SAID SOUTHEASTERLY LINE A DISTANCE OF 154.6 FEET MORE OR LESS TO THE POINT OF BEGINNING.

RESERVING UNTO THE CITY OF ALTON AND OTHER PUBLIC OR PRIVATE ENTITIES HAVING FACILITIES LOCATED WITHIN THE AFOREDESCRIBED PARCELS, THE UNRESTRICTED RIGHT OF ACCESS OVER AND ACROSS THE AFOREDESCRIBED PROPERTY FORTHE PURPOSE OF THE OPERATION, MAINTENANCE AND REPLACEMENT OF THE FACILITIES LOCATED HEREIN.

PARCEL 4 (FEE SIMPLE):

A PART OF LOTS 7, 8 AND 9 IN BLOCK 300 WILLIAM RUSSELL’S PLAT OF BLOCKS 51, 52, 53, 300 AND 301 OF ALTON, ACCORDING TO THE PLAT THEREOF RECORDED IN ALTON RECORD “J” PAGE 195 IN THE RECORDER’S OFFICE OF MADISON COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID BLOCK 300; THENCE NORTHERLY, ALONG THE EASTERLY LINE OF SAID BLOCK 300, A DISTANCE OF 120.38 FEET; THENCE DEFLECTING TO THE LEFT AT AN ANGLE OF 88° 12’ 36” A DISTANCE OF 53.33 FEET; THENCE SOUTHERLY A DISTANCE OF 120.23 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID BLOCK 300 LOCATED 53.45 WESTERLY OF THE SOUTHEASTERLY CORNER THEREOF; THENCE EASTERLY, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 53.45 FEET TO THE POINT OF BEGINNING.

Argosy Casino Riverside, Riverside, MO

TRACT 1

LOT 1 AND TRACT A, ARGOSY RIVERSIDE CASINO, A SUBDIVISION IN RIVERSIDE, PLATTE COUNTY, MISSOURI, SUBJECT TO ANY PART THEREOF USED FOR ROADWAY PER PLAT RECORDED

IN PLAT BOOK 19 PAGE 281 AS AMENDED BY DOCUMENT NO. 7872 IN BOOK 1103, PAGE 966.

TRACT 2

LOT 1, TULLISON GROUNDS, A SUBDIVISION IN RIVERSIDE, PLATTE COUNTY, MISSOURI, ACCORDING TO THE RECORDED PLAT THEREOF.

TRACT 3

LOT 1, MED4HOME, A MINOR SUBDIVISION IN RIVERSIDE, PLATTE COUNTY, MISSOURI, ACCORDING TO THE RECORDED PLAT THEREOF, AS AMENDED BY DOCUMENT NO.6937 IN BOOK 1081, PAGE 116.

Boomtown Casino, Biloxi, MS

Real property in the City of Biloxi, County of Harrison, State of Mississippi, described as follows:

OFF SITE PARKING (LEASED):

GARY GOLLOTT, TOMMY GOLLOTT and TYRONE GOLLOTT — FEE OWNER

BTN, INC. — LESSEE

Legal description of real property situated in the City of Biloxi, Second Judicial District of Harrison County, Mississippi:

Beginning at a point on the South side of East Bay View Avenue 68.3 feet East of the East line of Davis Street, measuring the distance along the South side of East Bay View Avenue; thence in a Southerly direction along the East line of the property now or formerly of Thelma G. Luxich a distance of 210 feet to the property of the Southern Shell Fish Company; thence in an Easterly direction along the North line of the property now or formerly of the Southern Shell Fish Company, a distance of 65 feet to a stake set to mark the Southeast corner of the described property; thence in a Northerly direction on a line parallel with the West line of this property a distance of 230 feet to a stake on the South side of East Bay View Avenue; thence in a Southwesterly direction along the South side of East Bay View Avenue a distance of 68.3 feet to the place of beginning; being bounded North by East Bay View Avenue, West by the property now or formerly of Luxich; East by the property now or formerly of Dacey; and South by the property now or formerly of Southern Shell Fish Company.

AND ALSO DESCRIBED AS:

Lot 2 of Block 2, Wm. Gorenflo Addition to the City of Biloxi, as recorded in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi.

Said property is also described by the following metes and bounds description according to the Survey of Moran, Seymour & Associates, dated August 16, 1994, as follows:

All of Lot 2, Block 2, William Gorenflo Addition to the City of Biloxi, as recorded in the Office of the Chancery Clerk of the Second Judicial District of Harrison County, Mississippi, being more properly described as follows:

Beginning at the intersection of the South margin of Bayview Avenue with the East margin of Davis Street; thence running 68.30 feet in a northeasterly direction along the South margin of Bayview Avenue to the POINT OF BEGINNING; thence run N 74 45’47” E a distance of 68.30 feet to a point on the South margin of Bayview Avenue; thence run S 00 04’ 18” W a distance of 230.0 feet to an iron pipe; thence run N 89 51’ 38” W a distance of 65.20 feet to a point; thence run N 00 06’ 42” W a distance of 211.89 feet to the POINT OF BEGINNING, said property containing 14,483 square feet, or 0.33 acres, more or less.

PARCEL 1410C-02-045.000

CVITANOVICH FEE:

ANDREW M. CVITANOVICH, ET AL - FEE OWNER

BTN, INC. - LESSEE

Parcels of land situated in the City of Biloxi, Second Judicial District, Harrison County, Mississippi, being more particularly described as follows, to-wit:

PARCEL “A”:

For the POINT OF BEGINNING, commence at a point on the North margin of Bay View Avenue, said point being at the intersection of said North margin of Bay View Avenue with the extension of the East margin of Main Street; thence run along the North margin of Bay View Avenue, the following bearings and distances, to-wit: South 73° 28’ 00” West, 24.86 feet and South 80° 30’ 11” West, 61.16 feet; thence run North 0° 30’ 07” East for a distance of 141.75 feet to a point on an existing wood bulkhead on the shoreline of the Back Bay of Biloxi; thence run along said wood bulkhead on the shoreline of the Back Bay of Biloxi, the following bearings and distances, to-wit: North 86° 04’ 40” East, 34.79 feet; North 21° 16’ 41” East, 30.93 feet; North 04° 41’ 26” West, 17.52 feet; North 06° 49’ 51” West, 95.54 feet; North 0° 04’ 55” West, 17.42 feet; North 06° 32’ 46” East, 12.67 feet; North 09° 45’ 57” East, 16.65 feet; North 10° 23’ 47” East, 35.00 feet and South 85° 30’ 09” East, 42.38 feet to a point; thence run South 0° 30’ 07” West, for a distance of 345.63 feet to the POINT OF BEGINNING, containing 21,613 square feet, or 0.50 acre, approximately.

PARCELS 1410C-01-005.000, 1410C-01-006.000

PARCEL “B”:

For the POINT OF BEGINNING, commence at the point of intersection of the South margin of Bay View Avenue with the West margin of Main Street, as it is now laid out and maintained; thence run South 0° 22’ 49” West, along said West margin, for a distance of 109.50 feet to a point; thence run North 89° 37’ 11” West, for a distance of 86.54 feet to a point; thence run North 0° 22’ 49” East, for a distance of 95.52 feet to a point on the South margin of Bay View Avenue; thence run North 82° 16’ 35” East, along said South margin, for a distance of 34.52 feet to a point; thence run North 80° 30’ 11” East, along said South margin, for a distance of 53.16 feet to the POINT OF BEGINNING, containing 8,843 square feet, or 0.20 acre, approximately.

PARCEL 1410C-03-001.000

CAILLAVET AT BAYVIEW (SIGN PARCEL):

BTN, INC. - FEE OWNER

Survey of a parcel of land situated in Section 27, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, better described as follows:

Beginning at an iron rod on the East margin of Caillavet Street on the Northwest corner of the property now or formerly of Raymond G. and Mary L. Piland in Section 27, Township 7 South, Range 9 West, City of Biloxi, Second Judicial District of Harrison County, Mississippi, thence N 00°50’26” W 0.33 feet, thence N 47°58’55” E 37.36 feet, thence along a curve to the right having a radius of 41.00 feet for a distance of 31.60 feet, said curve having a chord bearing of N 70°03’26” E for a distance of 30.82 feet, thence S 87°52’04” E 14.69 feet, thence along a curve to the left having a radius of 29.00 feet for a distance of 18.69 feet, said curve having a chord bearing of N 73° 40’02” E for a distance of 18.37 feet, thence N 55°12’09” E for a distance of 6.63 feet, thence along a curve to the right having a radius of 11.00 feet for a distance of 7.09 feet, said curve having a chord bearing of N 73°40’02” E for a distance of 6.97 feet, thence S 87°52’04” E 3.40 feet to a chain link fence, thence S 01°43’25” W 48.80 feet along said chain link fence to a fence post, thence N 88°30’20” W 103.13 feet along said chain link fence to an iron rod on the East margin of Caillavet Street and the Point of Beginning.

LESS AND EXCEPT:

COMMENCE at the southwest corner of Lot 1, Block 7 of J.A. Bousquet’s Second Addition Subdivision, Biloxi, Harrison County Second Judicial District, Mississippi and run North 00 degrees 06 minutes 55 seconds East along the east right of way line of Caillavet Street as the same exists on January 1, 2000 for 1392.22 feet; thence run North 00 degrees 18 minutes 28 seconds East along said east right of way line for 286.75 feet to and for the POINT OF BEGINNING.

From said POINT OF BEGINNING, run North 00 degrees 18 minutes 28 seconds East along said east right of way line for 5.32 feet; thence run Northeasterly along said east right of way line and along a curve to the right (having a radius of 32.89 feet and an interior angle of 47 degrees 08 minutes 57 seconds) for 27.07 feet; thence run North 47 degrees 27 minutes 25 seconds East along said east right of way line for 14.29 feet; thence run northeasterly along said easterly right of way line and along a curve to the right (having a radius of 48.33 feet and an internal angle of 44 degrees 15 minutes 33 seconds) for 37.33 feet to a point on the south right of way line of Bayview Avenue as the same exists on January 1, 2000; thence run South 88 degrees 17 minutes 11 seconds East along said south right of way line for 50.49 feet; thence run South 02 degrees 49 minutes 09 seconds West for 30.01 feet; thence run North 88 degrees 17 minutes 12 seconds West for 18.15 feet; thence run South 46 degrees 42 minutes 50 seconds West for 34.62 feet; thence run North 87 degrees 14 minutes 33 seconds West for 61.05 feet back to the POINT OF BEGINNING.

Said parcel of land is part of Harrison County Tax Parcel 1410D-01-123.000, is bounded on the north by Bayview Avenue and on the West by Caillavet Street and is a part of Biloxi Section Block 138, Biloxi, Harrison County Second Judicial District, Mississippi and contains 4242.40 square feet, or 0.097 acres.

PARCEL 1410D-01-123.000

PICKICH (FEE):

BTN, INC. - FEE OWNER

Lot or parcel of land located in the City of Biloxi, Harrison County, Mississippi, more particularly described as: Commencing at the intersection of Bayview Avenue’s south margin with the east margin of Parker Street in said City of Biloxi; and thence run Southerly along said East margin as presently existing 168 feet to the point of beginning; thence run Easterly 101 feet; thence run Southerly 55.8 feet; thence run Westerly 103 feet tot he East margin of Parker Street; thence run Northerly along said margin 57.5 feet to the Point of Beginning; this being the same property which was conveyed by Charles Armstrong to Mathilda Marie Armstrong by Warranty Deed dated April 29, 1964, and recorded September 29, 1964, in Deed Book 188, Page 7, Chancery Clerk’s office, Harrison County, Second Judicial District, Mississippi.

PARCEL 1410C-03-044.000

BYRD PARCEL (FEE):

BTN, INC. - FEE OWNER

The following described property situated in City of Biloxi, Harrison County, Second Judicial District, Mississippi, to-wit:

The property located in Block bounded on the East by Lameuse Street; North by Bay View Avenue; South by Elda Street; and West by Parker land and being more fully described as follows: Being and lying on the West side of Smith Place and having a frontage on Smith Place of 92 feet and extending West a distance of 122.8 feet on the North side and 121.35 feet on the South side to a fence and being 92 feet wide, being bounded on the North by Smith; on the South by Tootle; on the East by Smith Place and on the West by Bectal, et al.

PARCEL 1410C-03-041.000

BTN, INC. FEE:

Beginning at a point which is 160.2 feet west of the intersection of the West margin of Reynoir Street and the North margin of Highway 90; thence North 266.7 feet; thence East 41 feet to the West margin of Fayard Street; thence northwesterly along Fayard Street for 62.1 feet; thence westerly 158.7 feet; thence South 263.8 feet to Highway 90; thence east along Highway 90 160.2 feet, more or less, to the Point of Beginning.

PARCEL 1410K-03-140.000

Hollywood Casino Aurora, Aurora, IL

REAL PROPERTY IN THE CITY OF AURORA, COUNTY OF KANE, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOT B IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA, ALL BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWESTERLY CORNER OF LOT 12 IN SAID BLOCK 2; THENCE NORTHEASTERLY 8.0 FEET ON THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF SAID LOT 12 HAVING AN ASSUMED BEARING OF NORTH 54 DEGREES 28 MINUTES 44 SECONDS EAST; THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST, A DISTANCE OF 178.6 FEET TO THE SOUTHWESTERLY LINE OF NEW YORK STREET (ALSO KNOWN AS ILLINOIS ROUTE 66 AND U.S. ROUTE 30); THENCE NORTH 39 DEGREES 36 MINUTES 14 SECONDS WEST ON THE SOUTHWESTERLY LINE OF SAID NEW YORK STREET, A DISTANCE OF 13.05 FEET; THENCE NORTH 49 DEGREES 58 MINUTES 46 SECONDS EAST, A DISTANCE OF 66.0 FEET TO THE NORTHEASTERLY LINE OF SAID NEW YORK STREET FOR THE POINT OF BEGINNING; THENCE CONTINUING NORTH 48 DEGREES 58 MINUTES 46 SECONDS EAST, A DISTANCE OF 50.75 FEET TO A POINT OF CURVE; THENCE NORTHEASTERLY TO THE SOUTHWESTERLY, 361.26 FEET ON THE ARC OF A CURVE TANGENT TO THE LAST DESCRIBED COURSE, BEING CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 115.0 FEET WITH A CHORD DISTANCE OF 230.0 FEET AND A CHORD BEARING OF SOUTH 40 DEGREES 01 MINUTES 14 SECONDS EAST, THENCE SOUTH 49 DEGREES 58 MINUTES 46 SECONDS WEST, TANGENT TO THE LAST DESCRIBED CURVE A DISTANCE OF 51.34 FEET TO THE NORTHEASTERLY LINE OF SAID NEW YORK STREET; THENCE NORTH 39 DEGREES 41 MINUTES 03 SECONDS WEST ON THE NORTHEASTERLY LINE OF SAID NEW YORK STREET, A DISTANCE OF 229.46 FEET TO THE POINT OF BEGINNING, ALL IN KANE COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS CREATED BY DECLARATION OF PERMANENT EASEMENTS BY AND BETWEEN AURORA RIVERBOATS, INC., AND THE CITY OF AURORA, ILLINOIS, DATED NOVEMBER 12, 1991 AND RECORDED NOVEMBER 14, 1991 AS DOCUMENT NUMBER 91K62160 AS SET FORTH BELOW:

(A) NON-EXCLUSIVE, IRREVOCABLE AND PERPETUAL EASEMENT FOR INGRESS AND EGRESS TO PROVIDE ACCESS FOR PEDESTRIAN TRAFFIC OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PROPERTY:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOTS “A” AND “B” IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 18, 1913 AS DOCUMENT NO. 134974, ALL BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWESTERLY CORNER OF LOT TWELVE IN SAID BLOCK TWO; THENCE SOUTH 35 DEGREES 31 MINUTES 14 SECONDS EAST ON THE NORTHEASTERLY LINE OF SAID LOT TWELVE AND ITS SOUTHEASTERLY EXTENSION, A DISTANCE OF 194.16 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 35 DEGREES 31 MINUTES 14 SECONDS EAST ON SAID SOUTHEASTERLY EXTENSION, A DISTANCE OF 48.70 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT “B”; THENCE SOUTH 54 DEGREES 28 MINUTES 46 SECONDS WEST ON THE SOUTHEASTERLY LINE OF SAID LOTS “A” AND “B”, A DISTANCE OF 170.07 FEET TO THE NORTHERLY LINE OF GALENA BOULEVARD, (ALSO KNOWN AS ILLINOIS ROUTE 65 AND U.S. ROUTE 30); THENCE NORTH 35 DEGREES 31 MINUTES 45 SECONDS WEST ON THE NORTHERLY LINE OF SAID GALENA BOULEVARD A DISTANCE OF 44.80 FEET TO THE NORTHWESTERLY LINE OF SAID LOT “A”; THENCE NORTH 54 DEGREES 28 MINUTES 46 SECONDS EAST ON THE NORTHWESTERLY LINE OF SAID LOT “A”, A DISTANCE OF 150.0 FEET TO THE SOUTHWESTERLY LINE OF SAID LOT “B”; THENCE NORTH 35 DEGREES 31 MINUTES 14 SECONDS WEST ON THE SOUTHWESTERLY LINE OF SAID LOT “B”, A DISTANCE OF 3.81 FEET; THENCE NORTH 54 DEGREES 21 MINUTES 23 SECONDS EAST A DISTANCE OF 20.0 FEET TO THE POINT OF BEGINNING ALL IN KANE COUNTY, ILLINOIS.

(B) EXCLUSIVE, IRREVOCABLE AND PERPETUAL EASEMENT FOR INGRESS AND EGRESS AND FOR THE CONSTRUCTION, MAINTENANCE AND USE THEREON OF ANY IMPROVEMENTS ANCILLARY TO THE USE OF PARCEL 1 OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PROPERTY:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOT “B” IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 18, 1913 AS DOCUMENT NO. 134974. ALL BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWESTERLY CORNER OF LOT TWELVE, IN SAID BLOCK TWO; THENCE NORTHEASTERLY 8.0 FEET ON THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF SAID LOT TWELVE, HAVING AN ASSUMED BEARING OF NORTH 54 DEGREES 28 MINUTES 44 SECONDS EAST; THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST A DISTANCE OF 178.60 FEET TO THE SOUTHERLY LINE OF NEW YORK STREET BRIDGE (ALSO KNOWN AS ILLINOIS ROUTE 65 AND U.S. ROUTE 30) FOR THE POINT OF BEGINNING. THENCE NORTH 39 DEGREES 36 MINUTES 14 SECONDS WEST ON THE SOUTHERLY LINE OF SAID NEW YORK STREET BRIDGE A DISTANCE OF 13.05 FEET; THENCE NORTH 49 DEGREES 58 MINUTES 56 SECONDS EAST A DISTANCE OF 66.60 FEET TO THE NORTHERLY LINE OF SAID NEW YORK STREET BRIDGE; THENCE SOUTH 39 DEGREES 41 MINUTES 03 SECONDS EAST ON THE NORTHERLY LINE OF SAID NEW YORK STREET BRIDGE A DISTANCE OF 229.46 FEET; THENCE SOUTH 49 DEGREES 58 MINUTES 46 SECONDS WEST A DISTANCE OF 66.49 FEET TO THE SOUTHERLY LINE OF SAID NEW YORK

STREET BRIDGE; THENCE NORTH 39 DEGREES 36 MINUTES 14 SECONDS WEST ON THE SOUTHERLY LINE OF SAID NEW YORK STREET BRIDGE, A DISTANCE OF 216.55 FEET TO THE POINT OF BEGINNING, ALL IN KANE COUNTY, ILLINOIS.

(C) NON-EXCLUSIVE, IRREVOCABLE AND PERPETUAL EASEMENT TO PROVIDE ACCESS FOR PEDESTRIAN TRAFFIC OVER, UNDER AND UPON THE FOLLOWING DESCRIBED PROPERTY:

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOT “B” IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 18, 1913 AS DOCUMENT NO. 134974. ALL BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHWEST CORNER OF LOT TWELVE IN SAID BLOCK TWO; THENCE NORTHEASTERLY 8.0 FEET ON THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE OF SAID LOT TWELVE, HAVING AN ASSUMED BEARING OF NORTH 54 DEGREES 28 MINUTES 44 SECONDS EAST; THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST A DISTANCE OF 178.60 FEET TO THE SOUTHERLY LINE OF NEW YORK STREET BRIDGE (ALSO KNOWN AS ILLINOIS ROUTE 65 AND U.S. ROUTE 30); THENCE SOUTH 39 DEGREES 36 MINUTES 14 SECONDS EAST, ALONG THE SOUTHERLY LINE OF SAID NEW YORK STREET BRIDGE, A DISTANCE OF 16.05 FEET; THENCE SOUTH 54 DEGREES 20 MINUTES 19 SECONDS WEST A DISTANCE OF 187.67 FEET TO THE NORTHEASTERLY LINE OF SAID LOT TWELVE; THENCE NORTH 35 DEGREES 31 MINUTES 14 SECONDS WEST ON THE NORTHEASTERLY LINE OF SAID LOT TWELVE, A DISTANCE OF 10.53 FEET TO THE POINT OF BEGINNING, ALL IN KANE COUNTY, ILLINOIS.

ALSO

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH, RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOT “B” IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 18, 1913 AS DOCUMENT NO. 134974, ALL BOUNDED AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWESTERLY CORNER OF LOT TWELVE IN SAID BLOCK TWO; THENCE SOUTH 35 DEGREES 31 MINUTES 14 SECONDS EAST ON THE NORTHEASTERLY LINE OF SAID LOT TWELVE AND ITS SOUTHEASTERLY EXTENSION, A DISTANCE OF 194.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 54 DEGREES 21 MINUTES 23 SECONDS EAST A DISTANCE OF 57.49 FEET; THENCE NORTH 35 DEGREES 38 MINUTES 37 SECONDS WEST A DISTANCE OF 8.35 FEET; THENCE NORTH 54 DEGREES 21 MINUTES 23 SECONDS EAST A DISTANCE OF 130.30 FEET; THENCE SOUTH 39 DEGREES 34 MINUTES 23 SECONDS EAST A DISTANCE OF 25.72 FEET; THENCE SOUTH 49 DEGREES 58 MINUTES 46 SECONDS EAST A DISTANCE OF 190.21 FEET TO THE SOUTHEASTERLY EXTENSION OF THE NORTHEASTERLY LINE OF SAID LOT TWELVE; THENCE NORTH 35 DEGREES 31 MINUTES 14 SECONDS WEST ON THE SOUTHEASTERLY EXTENSION OF THE NORTHEASTERLY LINE OF SAID LOT TWELVE, A DISTANCE OF 32.21 FEET TO THE POINT OF BEGINNING, ALL IN KANE COUNTY, ILLINOIS.

ALSO

THAT PART OF THE SOUTHWEST QUARTER OF SECTION TWENTY-TWO, TOWNSHIP THIRTY-EIGHT NORTH, RANGE EIGHT, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF LOT “B” IN BLOCK TWO OF ISLAND AVENUE ADDITION TO AURORA, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 18, 1913 AS DOCUMENT NO.134974. ALL BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWESTERLY CORNER OF LOT TWELVE IN SAID BLOCK TWO; THENCE NORTHEASTERLY 8.0 FEET ON THE NORTHEASTERLY EXTENSION OF THE NORTHWESTERLY LINE

OF SAID LOT TWELVE, HAVING AN ASSUMED BEARING OF NORTH 54 DEGREES 28 MINUTES 44 SECONDS EAST; THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST A DISTANCE OF 178.60 FEET TO THE SOUTHERLY LINE OF NEW YORK STREET BRIDGE, (ALSO KNOWN AS ILLINOIS ROUTE 65 AND U.S. ROUTE 30), FOR THE POINT OF BEGINNING; THENCE SOUTH 39 DEGREES 36 MINUTES 14 SECONDS EAST ALONG THE SOUTHERLY LINE OF SAID NEW YORK STREET BRIDGE, A DISTANCE OF 216.55 FEET; THENCE SOUTH 49 DEGREES 58 MINUTES 46 SECONDS WEST A DISTANCE OF 12.79 FEET ; THENCE NORTH 39 DEGREES 34 MINUTES 23 SECONDS WEST A DISTANCE OF 83.49 FEET; THENCE NORTH 35 DEGREES 22 MINUTES 07 SECONDS WEST A DISTANCE OF 2.0 FEET; THENCE SOUTH 54 DEGREES 37 MINUTES 53 SECONDS WEST A DISTANCE OF 1.0 FEET ; THENCE NORTH 35 DEGREES 22 MINUTES 07 SECONDS WEST A DISTANCE OF 27.51 FEET; THENCE NORTH 31 DEGREES 16 MINUTES 11 SECONDS WEST A DISTANCE OF 42.76 FEET; THENCE SOUTH 54 DEGREES 37 MINUTES 53 SECONDS WEST A DISTANCE OF 1.0 FEET; THENCE NORTH 35 DEGREES 22 MINUTES 07 SECONDS WEST A DISTANCE OF 4.0 FEET; THENCE NORTH 39 DEGREES 43 MINUTES 09 SECONDS WEST A DISTANCE OF 22.48 FEET; THENCE SOUTH 52 DEGREES 34 MINUTES 26 SECONDS WEST A DISTANCE OF 11.66 FEET; THENCE NORTH 39 DEGREES 43 MINUTES 09 SECONDS WEST A DISTANCE OF 35.03 FEET TO THE SOUTHEASTERLY LINE OF STOLP AVENUE; THENCE NORTH 52 DEGREES 34 MINUTES 26 SECONDS EAST A DISTANCE OF 17.42 FEET TO THE POINT OF BEGINNING, ALL IN KANE COUNTY, ILLINOIS

PARCEL 3:

THAT PART OF BLOCKS 7, 8, 15 AND 16 AND PART OF VACATED CEDAR STREET LYING BETWEEN SAID BLOCKS 8 AND 15 OF WILDER’S AMENDED ADDITION TO WEST AURORA, COMPLETED, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID BLOCK 7, THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF REIVER STREET, 990 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF SAID BLOCK 7, 250.09 FEET; THENCE SOUTHERLY ALONG A LINE MAKING AN ANGLE OF 112 DEGREES 11 MINUTES 10 SECONDS MEASURED COUNTER-CLOCKWISE FROM THE LAST DESCRIBED LINE, 269.98 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE SOUTHEASTERLY LINE OF SAID RIVER STREET, 740 FEET TO THE SOUTHWESTERLY LINE OF SAID BLOCK 7; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 350 FEET TO THE POINT OF BEGINNING, (EXCEPT THAT PART DESCRIBED AS FOLLOWS: COMMENCING AT THE MOST WESTERLY CORNER OF SAID BLOCK; THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY LINE OF SAID BLOCK 330.0 FEET FOR A POINT OF BEGINNING; THENCE CONTINUING SOUTHEASTERLY ALONG SAID SOUTHWESTERLY LINE 20.0 FEET; THENCE NORTHEASTERLY PARALLEL WITH THE NORTHWESTELRY LINE OF SAID BLOCK 120.0 FEET; THENCE SOUTHWESTERLY 121.49 FEET TO THE POINT OF BEGINNING) IN THE CITY OF AURORA, KANE COUNTY, ILLINOIS IN THE CITY OF AURORA.

ALSO EXCEPT THAT PART OF BLOCK 7 OF WILDER’S AMENDED ADDITION TO WEST AURORA COMPLETED, DESCRIBED AS FOLLOWS: COMMENCING AT THE MOST WESTERLY CORNER OF SAID BLOCK, THENCE SOUTHEASTERLY ALONG THE SOUTHWESWTERLY LINE OF SAID BLOCK 316.00 FEET FOR THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG A LINE MARKING AN ANGLE OF 96 DEGREES 56 MINUTES 28 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE 115.85 FEET; THENCE NORTHEASTERLY ALONG A LINE MAKING AN ANGLE OF 184 DEGREES 11 MINUTES 44 SECONDS MEASURED CLOCKWISE FROM THE LAST DESCRIBED COURSE, 94.78 FEET TO A LINE DRAWN PARALLEL WITH AND 350 FEET EASTERLY OF THE WESTERLY LINE OF SAID BLOCK 7, MEASURED ALONG THE SOUTHERLY LINE OF SAID BLOCK; THENCE SOUTHERLY ALONG SAID PARALLEL LINE 208 FEET TO THE SOUTHERLY LINE OF

SAID BLOCK; THENCE WESTERLY ALONG SAID SOUTHERLY LINE 34 FEET TO THE POINT OF BEGINNING, IN THE CITY OF AURORA, KANE COUNTY ILLINOIS.

ALSO EXCEPTING THAT PARCEL DESCRIBED IN DEED TO THE CITY OF AURORA RECORDED NOVEMBER 22, 1993 AS DOCUMENT 93K093298.

Permanent Index Number: 15-22-178-012

Permanent Index Number: 15-22-178-010

Hollywood Bangor, Bangor, ME

Section I - Fee Simple

Tract I (formerly 11 and 15 Buck Street and 16 and 18 Lincoln Street)

Certain lots or parcels of land, with any buildings and improvements thereon, situated in the City of Bangor, County of Penobscot, State of Maine, and being more particularly described as follows:

Tract I - Parcel 1 - Buck Street

Beginning on the northerly line of Buck Street three hundred fifty (350) feet easterly from the easterly line of the Hampden Road, also known as Main Street, at the southeasterly corner of Lot No. Six (6) on said Buck Street as per plan of Mark Barker made in October, 1873; thence northerly, parallel with the Hampden Road on the easterly line of Lot No. Six (6), one hundred (100) feet; thence easterly parallel with Buck Street to land claimed by Maine Central Railroad and others; thence southerly on the westerly line of said Railroad and others’ land to the northerly line of Buck Street; thence westerly on the northerly line of Buck Street to the place of beginning.

Tract I - Parcel 2 - Buck Street

Beginning at a stake and stones in the North line of said Buck Street at a point therein just three hundred (300) feet East of the East line of Main Street as the starting point; thence easterly on the northerly line of said Buck Street just fifty (50) feet to the corner of a lot owned now or formerly by F. J. Cummings; thence northerly on the West line of line of said Cummings lot just one hundred (100) feet; thence westerly on a line parallel with Buck Street just fifty (50) feet; thence southerly on a line parallel with the west line of said Cummings lot just one hundred (100) feet to the point begun at.

Together with all right, title and interest in and to a strip of land as described in a deed from Joseph P. Bass and Lewis Barker to Dennis Cullinan, dated November 13, 1876 and recorded in the Penobscot County Registry of Deeds in Book 474, Page 281.

Together with all right, title and interest in and to a strip of land ten (10) feet, more or less, in width and described in a deed from Joseph P. Bass and Lewis Barker to Dennis J. Cullinan, dated May 31, 1886 and recorded in the Penobscot County Registry of Deeds in Book 563, Page 324.

Tract I - Parcel 3 - Lincoln Street

A certain lot or parcel of land, with the buildings and improvements thereon, situated on the southwesterly side of Lincoln Street in the City of Bangor, County of Penobscot and State of Maine, and being more particularly described as follows:

Beginning at an iron bolt in the southwesterly line of Lincoln Street at a point one hundred and fifty (150) feet southeasterly of the intersection of the southeasterly line of Main Street with the southwesterly line of Lincoln Street, measured on said line of Lincoln Street; thence southeasterly on and by said line of Lincoln Street seventy-five (75) feet to an iron bolt; thence southwesterly on and by the northwesterly line of the second parcel of land described in a deed from Joseph P. Bass and Mark Barker to Michael Maney and Hannah Maney, dated June 16, 1876, recorded in Penobscot Registry of Deeds, Vol. 469, Page 235, one hundred one and five tenths (101.5) feet to a point in the northeasterly line of and now or formerly owned or occupied by Annie F. Shanley et al.; thence northwesterly on and by said line of said Shanley land nine and four tenths (9.4) feet to an iron bolt at the northeasterly corner thereof; thence southwesterly on and by the northwesterly line of said Shanley land twelve and five tenths (12.5) feet to an iron bolt at the southeasterly corner of the land conveyed by Sarah V. Robins, Administratrix, to John Buckley by deed dated June 17, 1890, recorded in said Registry, Vol. 604, Page 331; thence northwesterly on and by the northeasterly line of Verplast lots fifty-two and fifteen one hundredths (52.15) feet to an iron bolt; thence, northeasterly one hundred eleven and two tenths (111.2) feet to the point of beginning.

Tract I -Parcel 4 - Lincoln Street

A certain lot or parcel of land, with the buildings and improvements thereon, situated on the southwesterly side of Lincoln Street in the City of Bangor, County of Penobscot, State of Maine, and being more particularly described as follows:

Beginning at an iron bolt driven into the ground in the southwesterly line of Lincoln Street at a point one hundred (100) feet southeasterly of the intersection of the southeasterly line of Main Street with the southwesterly line of Lincoln Street, measured on said line of Lincoln Street; thence southwesterly parallel with said line of Main Street and on and by the southeasterly line of land now or formerly owned or occupied by Michael Maney one hundred thirteen and fifty-two one hundredths (113.52) feet to an iron bolt at the northeasterly corner of the Verplast lots, so-called; thence southeasterly on and by the northeasterly line of the Verplast lots, forty-eight (48) feet to an iron bolt; thence northeasterly one hundred eleven and two tenths (111.2) feet to an iron bolt in the southwesterly line of Lincoln Street; thence northwesterly on and by said line of Lincoln Street fifty (50) feet to the point of beginning.

Tract II (formerly 480 Main Street)

Certain lots or parcels of land, with the buildings and improvements thereon, situated in the City of Bangor, County of Penobscot, State of Maine, and being more particularly described as follows:

Tract II - Parcel 1

A certain lot or parcel of land, with the buildings thereon, situate on the northerly side of Buck Street in Bangor, County of Penobscot, State of Maine, bounded and described as follows: Beginning at a point on the northerly sideline of Buck Street one hundred (100) feet easterly by and along said sideline from the easterly sideline of Main Street; thence continuing easterly by and along the northerly sideline of Buck Street, forty-four and four tenths (44.4) feet to a bolt; thence at right angles to said Buck Street and running northerly one hundred and three tenths (100.3) feet to a bolt; thence westerly and parallel with Buck Street sixty-six (66) feet to a point; thence southerly one hundred (100) feet, more or less, to the point of beginning.

Tract II - Parcel 2

A certain lot or parcel of land with the buildings thereon situate in said Bangor, bounded and described as follows, to wit: Beginning at a point on the line of Main Street fifty (50) feet North of its intersection with the North line of Buck Street, and at the Northwest corner of the Capt. Levi Emerson lot, so-called; thence easterly on said Emerson’s North line one hundred (100) feet; thence northerly parallel with Main Street fifty (50) feet; thence westerly parallel with said Emerson’s North line one hundred (100) feet to the East line of Main Street; thence southerly on Main Street to the first named bounds.

Tract II - Parcel 3

A certain lot or parcel of land with the buildings thereon situate in said Bangor, on the easterly side of Main Street and bounded and described as follows, to wit: Commencing at the intersection of Main Street with the northerly side of Buck Street; thence running northerly by the East line of Main Street fifty (50) feet; thence in an easterly direction parallel with said Buck Street one hundred (100) feet; thence southerly parallel with Main Street fifty (50) feet to the northerly line of Buck Street; thence westerly on Buck Street one hundred (100) feet to the place of beginning, containing five thousand (5,000) square feet, more or less.

Tract II - Parcel 4

A certain lot or parcel of land, together with the buildings thereon, located in said Bangor, and bounded and described as follows, viz: Beginning on the easterly side of Hampden Road; thence easterly on Lincoln Street extension one hundred (100) feet; thence southerly parallel to Hampden Road sixty (60) feet; thence westerly to Hampden Road, parallel to Lincoln Street one hundred (100) feet; thence northerly on Hampden Road sixty (60) feet to place begun at.

Also, another certain lot or parcel of land, together with the buildings thereon, located in said Bangor, and bounded and described as follows, viz: Commencing on the easterly line of Hampden Road, sixty (60) feet southerly from junction of said road and Lincoln Street extension; thence easterly on line of lot conveyed to Michael Maney, May 15, 1876, one hundred (100) feet; thence southerly parallel with Hampden Road about sixty-four (64) feet to Sullivan lot; thence westerly one hundred (100) feet on line of Sullivan lot to Hampden Road; thence northerly on Hampden Road to point of beginning.

Tract II - Parcel 5

A certain lot or parcel of land with buildings thereon, situate on the northerly side of Buck Street in Bangor, County of Penobscot, State of Maine, and bounded as follows, viz: Beginning at a stake in the North line of said Buck Street at a point therein just two hundred and fifty (250) feet east of the East line of Main Street as the starting point; thence easterly on the northerly line of said Buck Street fifty (50) feet to the corner of a lot sold May 15, 1875 to Patrick Cullinan; thence northerly on the West line of said lot, one hundred (100) feet; thence westerly on a line parallel with Buck Street fifty (50) feet; thence southerly to the point of beginning.

Also conveying the strip of land described in the second paragraph of the deed from Joseph P. Bass, et al to Dennis Cullinan, dated November 13, 1876, and recorded in the Penobscot County Registry of Deeds in Volume 474, Page 281.

Tract II - Parcel 6

A certain lot or parcel of land with the buildings thereon, situated in said Bangor on Buck Street and bounded and described as follows, viz: Beginning at a point in the northerly line of Buck Street, which is two hundred (200) feet easterly from the easterly line of Main Street; thence northerly and parallel with said Main Street to a point midway between Buck Street and Lincoln Street; thence easterly parallel with Buck Street fifty (50) feet; thence southerly parallel with the first described line one hundred twelve and five tenths (112.5) feet, more or less, to said line on Buck Street; thence westerly on Buck Street fifty (50) feet to the place of beginning.

Tract II - Parcel 7

A certain lot or parcel of land, with the buildings thereon, situate in Bangor, County of Penobscot, State of Maine, bounded and described as follows, viz: Beginning on the southerly line of Lincoln Street at the easterly corner of a lot of land conveyed by Michael Maney and Hannah Maney to John F. Maney by deed dated June 27, 1895, recorded in Volume 735, Page 454 of the Penobscot County Registry of Deeds; thence running in a southerly direction in a straight line by and along the easterly sideline of the said John F. Maney lot, one hundred twelve (112) feet, more or less to the rear line of the lot herein described; thence running in an easterly direction on the said rear line of the lot herein described to the sideline of the part of the parcels conveyed to the said Michael Meney and Hannah Maney by J. P. Bass, et al, by deeds dated April 18, 1876 and June 16, 1876 and recorded respectively in said Registry in Volume 468, Page 332 and Volume 469, Page 235; thence running in a generally northerly direction by said sideline and by land of the Maine Central Railroad Company to said Lincoln Street; thence running in a westerly direction by and along the southerly line of the said Lincoln Street to the point of beginning.

Tract II - Parcel 8

A certain lot or parcel of land situate in said Bangor, and bounded and described as follows, viz: Beginning at a point in the southerly line of Lincoln Street two hundred seventy-two (272) feet from the Hampden Road and at the corner of a lot conveyed by Michael Maney and Hannah Maney to Mary E. Savage by deed dated June 27, 1895, and being recorded in the Penobscot County Registry of Deeds in Volume 735, Page 455; thence running in an easterly direction by and along the southerly sideline of said street, forty (40) feet, more or less, to a point, said point being the point of beginning as described in the afore-described Parcel 7 herein; thence running in a southerly direction by and along the westerly boundary line of Parcel 7 described herein, a distance of one hundred twelve (112) feet, more or less, to the rear line of the lot herein described; thence running in a westerly direction on the said line of the lot herein described, a distance of forty (40) feet, more or less, to the easterly boundary line of the said Savage lot, above referred to; thence running in a northerly direction by and along the boundary line of the lot herein described and said Savage lot, hereto before referred to, a distance of one hundred twelve (112) feet, more or less, to the point of beginning.

Tract II - Parcel 9

A certain lot or parcel of land with the buildings thereon situate in said Bangor, and bounded and described as follows: Beginning on the southerly line of Lincoln Street two hundred twenty-five (225) feet from Hampden Road, so-called, now known as Main Street, at the corner of the second parcel of land described in deed J. P. Bass et al to Maney dated June 16, 1876, and recorded in Penobscot Registry of Deeds, Book 469, Page 235 referred to; thence southerly on the westerly line of said lot about one hundred twelve (112) feet to the rear of said lot; thence in an easterly direction on rear of said lot forty-four (44) feet; thence in a northerly direction one hundred twelve (112) feet, more or less, to said Lincoln Street at a point forty-seven (47) feet easterly from point of beginning; thence on the southerly line of said Lincoln Street westerly forty-seven (47) feet to point of beginning.

Tract II - Parcel 10

A certain lot or parcel of land, with the buildings thereon, situated on the northeasterly side of Buck Street in said Bangor, bounded and described as follows, viz: Beginning at a bolt in the northeasterly line of Buck Street one hundred and forty-five and forty-five one hundredths (145.45) feet southeasterly along said northeasterly line of Buck Street from its intersection with the easterly line of Main Street; thence continuing southeasterly by and along said northeasterly line of Buck Street fifty-five and twenty-seven one hundredths (44.27) feet to a bolt; thence deflecting to the left 102° 27’ and running northeasterly one hundred (100) feet to a bolt in the northeasterly line of the Buck Street lots; thence northwesterly by and along said northeasterly line of said lots thirty-three and eight tenths (33.8) feet to a bolt at the northeasterly end of a line described in a deed from Mattie E. Davis to Annie J. Buckley, dated June 19, 1913, and recorded in the Penobscot Registry of Deeds, Vol. 838, Page 342; and also described in a deed from Annie J. Buckley to John E. Buckley to Mattie E. Davis, dated June 19, 1913, and recorded in said Registry, Vol., 838, Page 344; thence southwesterly by and along said above-described line one hundred and three tenths (100.3) feet to the point of beginning.

Tract III (formerly 522-532 Main Street, 45 Emerson St. and 36 Emerson St.)

Certain lots or parcels of land, with the buildings and improvements thereon, situated in the City of Bangor, County of Penobscot and State of Maine, being more particularly described as follows:

First Parcel: Part of lot twenty-nine (29) on Emerson Street, bounded as follows: Beginning at a point in the East and North side of said Emerson Street where the line of said lot twenty-nine (29), that runs easterly meets said street; thence southerly along said street to a point thirty (30) feet from location of Maine Central Railroad; thence easterly and northerly in a straight line to a point in the back line of said lot twenty-nine (29), thirteen (13) feet from location of said railroad where it crosses said back line; thence northerly along said back line of lot twenty-nine (29) to first mentioned line; thence westerly along said line to point of beginning.

Second Parcel: Beginning on the southerly sideline of Emerson Street at the Northwest corner of lot number seventeen (17) according to Japheth Gilman’s plan recorded in the Penobscot County Registry of Deeds in Plan Book No. 3, Page 23; thence southerly by and along the westerly sideline of said lot number seventeen (17) one hundred four and one-half (104.5) feet to the division line between Emerson Street and Dutton Street lots according to the said plan of Japheth Gilman; thence easterly by and along said division line thirty-eight (38) feet, more or less, to a point intended to be the Northwest corner of the premises conveyed to Fred A. Oxley and Elva I. Oxley by deed of James A. Pickard, dated April 21, 1958 and recorded in the Penobscot County Registry of Deeds in Book 1907, Page 169; thence northerly and parallel to the westerly sideline of lot seventeen (17) one hundred four and one-half (104.5) feet, more or less, to the southerly sideline of Emerson Street; thence westerly by and along the southerly sideline of Emerson Street thirty-eight (38) feet, more or less, to the place of beginning.

Being a portion of lot number seventeen (17) according to the plan of Japheth Gilman recorded in Plan Book 3, Page 23.

Third Parcel: Beginning on the Northeast line of Dutton Street, at its intersection with the Northwest line of lot number sixteen (16) according to Japheth Gilman’s plan and survey made for Wiggins Hill and recorded in Plan Book No. 3, Page 23 of the Penobscot County Registry of Deeds; thence northwesterly on said line of Dutton Street thirty-two (32) feet to an iron bolt; thence northeasterly parallel to said line of lot number sixteen (16) one hundred nine and four tenths (109.4) feet to an iron bold on the division line between the Emerson and Dutton Street lots; thence southeasterly, on said division line; thirty-two (32) feet to said Northwest line of lot number sixteen (16), one hundred eight and eight tenths (108.8) feet to the place of beginning. Being the southeasterly part, thirty-two feet in width of lot number eighteen (18) according to said plan and survey.

Fourth Parcel: A certain lot or parcel of land, situated on the southerly side of Emerson Street, being one hundred forty (140) feet wide on said street and one hundred four and one-half (104 1/2) feet deep, being lots numbered fifteen (15) and seventeen (17) on Japheth Gilman’s Plan recorded in Plan Book 3, Page 23, Penobscot County Registry of Deeds.

Excepting from the Fourth Parcel herein described that portion of lot numbered seventeen (17) described as the Second Parcel herein.

Fifth Parcel: Beginning at a bolt in the northeasterly line of Emerson Street at a point thirty-one and nine tenths (31.9) feet southeasterly of the intersection of the southeasterly line of Main Street with said line of Emerson Street; thence southeasterly on and by said line of Emerson Street two hundred seventy-five (275) feet to a bolt at the southerly corner of the premises conveyed by Hincks Oil Company to Springer Realty Company by deed dated April 29, 1965, recorded in the Penobscot County Registry of Deeds in Book 2000, Page 185; thence northeasterly on and by the southeasterly line of said premises one hundred three and fifteen hundredths (103.15) feet to a bolt at the easterly corner of said premises; thence northwesterly on and by the northeasterly line of said premises ten (10) feet to a bolt at the southerly corner of land now or formerly owned or occupied by Walter G. McKay; thence northeasterly on the southeasterly line of said land one hundred thirteen and fifteen hundredths (113.15) feet to a bolt in the southwesterly line of Buck Street; thence northwesterly on and by the southwesterly line of Buck Street one hundred sixty-five and seven tenths (165.7) feet to a bolt at the northerly corner of land conveyed by Robert S. and Phyllis G. Muse to Springer Realty Company by deed dated June 2, 1965, and recorded in said Registry in Book 2006, Page 265; thence southwesterly on and by the northwesterly line of said land and continuation thereof one hundred sixty-two and two tenths (162.2) feet to a bolt; thence northwesterly one hundred and seventeen hundredths (100.17) feet to a bolt at a point fifty-two and eighty-five hundredths (52.85) feet northeasterly of the point of beginning; thence southwesterly fifty-two and eighty-five hundredths (52.85) feet to the point of beginning.

Sixth Parcel: Being lot number nine (9) on Emerson Street, so-called, as surveyed by Japheth Gilman in 1845, said lot measuring seventy (70) feet in width on said Street and extending back about one hundred seven (107) feet, more or less.

Seventh Parcel: Beginning at a northwesterly corner of a parcel of land described in a deed from Thomas T. Walsh, Inc. to Erin, Inc. dated April 1, 1975, and recorded in the Penobscot County Registry of Deeds in Book 2560, Page 106, said corner located fifty-two and eight-five hundredths (52.85) feet as measured along the northwesterly line of said land now or formerly of Erin, Inc. from Emerson Street and forty-three (43) feet, more or less, from Main Street; thence southeasterly by and along a northeasterly line of said land now or formerly of Erin, Inc. sixty (60) feet; thence at right angles from the last described line northeasterly thirty-two (32) feet; thence northwesterly parallel with the first described line sixty (60) feet; thence southwesterly at right angles from the last described line thirty-two (32) feet to the point of beginning,.

Eighth Parcel: Beginning at an iron bolt driven into the ground in the southeasterly line of Main Street at a point where said line of Main Street is intersected by the southwesterly line of Emerson Street; thence southeasterly on and by staid southwesterly line of Emerson Street seventy-six and twenty-eight hundredths (76.28) feet to an iron bolt driven into the ground; thence southwesterly one hundred one and twenty-two hundredths (101.22) feet to an iron bolt driven into the ground on the division line between the Emerson Street and Dutton Street lots; thence northwesterly on and by the division line between the Emerson and Dutton Street lots, fifty-one and thirty-nine hundredths (51.39) feet to an iron bolt driven into the ground on the southeasterly line of Main Street; thence northeasterly on and by the southeasterly line of Main Street one hundred three and thirty-seven hundredths (103.37) feet to the point of beginning.

Ninth Parcel: Beginning on the generally southwesterly side of Emerson Street at an iron bolt driven into the ground at a point distant seventy-six and twenty-five hundredths (76.25) feet from the generally southeasterly sideline of Main Street, measuring on said southwesterly sideline of Emerson Street; thence in a generally southwesterly direction and nearly at right angles one hundred one and eight tenths (101.8) feet to an iron bolt driven into the ground on the line of Dutton Street lots, said iron bolt being distant from the southeasterly side line of Main Street fifty-one and fifty-nine hundredths (51.59) feet, measuring on said line of Dutton Street lots; thence in a generally southeasterly direction on and by the line of the Dutton Street lots, thirty-seven and nine hundredths (37.09) feet to an iron bolt driven into the ground; thence in a generally northeasterly direction at a right angle, or nearly so, thirty-four (34) feet to an iron bolt driven into the ground; thence at right angles, or nearly so, in a southeasterly direction two and thirty-five hundredths (2.35) feet to an iron bolt driven into the ground; thence in a generally northeasterly direction at a right angle, or nearly so, sixty-seven and seventy-three hundredths (67.73) feet to the generally southwesterly side line of Emerson Street to an iron bolt driven into the ground at a point distant in a southeasterly direction thirty-eight and forty-six hundredths (38.46) feet from the point begun at, measuring on said side line of Emerson Street; thence in a generally northwesterly direction on and by said southwesterly sideline of Emerson Street thirty-eight and forty-six hundredths (38.46) feet to the point begun at, being lot numbered two (2) as laid down on a plan of land on Main and Emerson Streets in Bangor surveyed on July, 1925, for E.H. Dakin by David J. Nason, C.E., recorded in said Registry of Deeds in Plan Book 13, Page 7.

Tenth Parcel: Lots numbered Nineteen (19) and Twenty-one (21) as laid down on a plan made by Japheth Gilman for Wiggins Hill in 1845 of a part of original lot numbered Five (5), Holland’s Survey, said lots measuring seventy (70) feet each on said Emerson Street and extending back of same width one hundred two (102) feet, more or less, according to said Gilman’s plan.

Eleventh Parcel: Beginning at an iron bolt driven into the ground on the southwesterly line of Emerson Street, distant in a southeasterly direction one hundred fourteen and seventy-one hundredths (114.71) feet from the junction of the southeasterly line of Main Street with the southwesterly line of Emerson Street, measured on said southwesterly line of Emerson Street; thence southeasterly on a line parallel with and five (5) feet southwesterly of the southeasterly side of a house formerly standing on the premises, northwesterly of and adjoining the premises herein described sixty-seven and seventy-three hundredths (67.73) feet to an iron bolt driven into the ground; thence northwesterly at right angles to the last described line two and thirty-five hundredths (2.35) feet to an iron bolt driven into the ground; thence southwesterly about thirty-four (34) feet to an iron bolt driven into the ground on the division line between Emerson Street and the Dutton Street lots; thence southeasterly on and by the division line between the Emerson Street and the Dutton Street lots thirty-five and sixty-two hundredths (35.62) feet to an iron bolt driven into the ground; thence northeasterly one hundred one and eight-seven hundredths (101.87) feet to an iron bolt driven into the ground on the southwesterly line of Emerson Street thirty-three and nineteen hundredths (33.19) feet to the point of beginning.

Twelfth Parcel: Beginning at an iron bolt in the northeast line of Dutton Street, thirty-two (32) feet northwesterly from the northwest line of lot numbered sixteen (16), according to Japheth Gilman’s plan and survey made for Wiggins Hill, and recorded in the Penobscot County Registry of Deeds in Plan Book 3, Page 23; thence northwesterly on said line of Dutton Street, thirty-eight (38) feet to the intersection of the southeast line of lot numbered twenty (20) with said line of Dutton Street; thence northeasterly on the southeast line of said lot numbered twenty (20), one hundred ten and three tenths (110.3) feet to the division line between the Emerson and Dutton lots; thence southeasterly on said division line, thirty-eight (38) feet to an iron bolt; thence southwesterly parallel with the southeasterly line of said lot numbered twenty (20), one hundred nine and four tenths (109.4) feet to the point begun at; being the northwesterly part thirty-eight (38) feet in width of lot numbered eighteen (18), according to said plan and survey.

Thirteenth Parcel: Beginning at the northerly corner of lot number twelve (12) according to a plan of Japheth Gilman, recorded in Plan Book No. 3, Page 49, of said Registry, on the southwesterly side of Buck Street; thence southwesterly by the northwesterly line of said lot number twelve (12) one hundred thirteen and two tenths (113.2) feet to an iron pin driven into the ground at the southwesterly corner of lot number twelve (12); thence southeasterly by the southwesterly line of lots twelve (12) and twenty-eight (28) eighty-three (83) feet to a point thirteen (13) feet northeasterly measured along said line from the westerly line of the Maine Central Railroad Company’s right of way; thence southerly one hundred eleven and six tenths (111.6) feet to the northeasterly line of Emerson Street and an iron bolt driven into the ground; thence southeasterly by the northeasterly line of Emerson Street thirty (30) feet to the easterly line of the Maine Central Railroad Company’s property and a stone monument; thence northwesterly by said line of said railroad property one hundred sixty (160) feet, more or less, to the southeasterly line of lot number twelve (12); thence northeasterly by the southeasterly line of lot number twelve (12) to a point in said line twenty-six and one-half (26 1/2 ) feet southwesterly from the northeasterly corner of lot number twelve (12); thence northerly thirty and two tenths (30.2) feet to the southwesterly line of Buck Street; thence northwesterly by said line of Buck Street fifty-five and five tenths (55.5) feet to the northwesterly corner of lot number twelve (12) and the point of beginning.

Fourteenth Parcel: Being lot number eleven (11) on Emerson Street, according to a plan made by Japheth Gilman for Wiggins Hill and recorded in said Registry in Plan Book No. 3, Page 49, the aforesaid parcel of land fronting on said Emerson Street approximately seventy (70) feet and running back the same width approximately one hundred four (104) feet.

Fifteenth Parcel: Beginning at an iron bolt in the intersection of the generally easterly sideline of Main Street with the northerly sideline of Dutton Street; thence northeasterly on and by said sideline of Main Street, one hundred seventeen and forty-nine hundredths (117.49) feet to an iron bolt at the southwesterly corner now or formerly of Erin, Inc.; thence at an interior angle of 76°14’ and in a southeasterly direction two hundred sixty-one and eighty-seven hundredths (261.87) feet to an iron bolt; thence with an interior angle of 91° 03’ and in a southwesterly direction one hundred nine and seven-tenths (109.7) feet to an iron bolt in said sideline of Dutton Street; thence with an interior angle of 90°00’ and in a northwesterly direction by and along said sideline two hundred thirty-five and ninety-one hundredths (235.91) feet to the point of beginning.

Meaning and intending to describe Lots 20, 22 and 24 according to Gilman’s Plan recorded in the Penobscot County Registry of Deeds in Plan Book 3, Page 23.

Sixteenth Parcel: A certain lot or parcel of land with the buildings thereon situate on Dutton Street in said Bangor, and being the whole of Lot 14 on said street, as shown on Japheth Gilman’s plan of a part of Lot No. 5 of Holland’s survey, made for Wiggins Hill, recorded in Penobscot County Registry of Deeds in Plan Book No. 3, Page 49.

Seventeenth Parcel: A certain lot or parcel of land, with the buildings thereon, situate on Dutton Street in said Bangor, and being Lot numbered Sixteen (16) in said street, as laid down on a plan made by Japheth Gilman, and recorded in Penobscot County Registry of Deeds in Plan Book No. 3, Page 49.

Eighteenth Parcel: A certain lot or parcel of land, with the buildings thereon, situate in said Bangor, on Emerson Street being Lot numbered Thirteen (13) on said street, as laid down on Japheth Gilman’s plan of a part of Lot numbered Five (5) of Holland’s survey for W. Hill, recorded in Penobscot County Registry of Deeds in Plan Book No. 3, Page 49.

Nineteenth Parcel: The westerly one half (1/2) of Lot numbered Twenty-seven (27) on Dutton Street, as laid out on Japheth Gilman’s plan of part of Lot number Five (5) of Holland’s Survey, made for Wiggins Hill, which plan is recorded in Penobscot County Registry of Deeds, Plan Book No. 3, Page 49, the half hereby conveyed being all that part of the lot lying westerly of a line drawn from end to end of said lot parallel with the easterly line of Lot numbered Fourteen (14) through the center of the lot.

Twentieth Parcel: So much of lots numbered Twenty-six and Twenty-seven (26 and 27), according to a plan made by Japheth Gilman for W. Hill, Esq. of a part of Lot number Five (5) of Holland’s plan southeast of Main Street made and dated A.D. 1845 and extended by B.S. Dean from number 27 to 33 on October 8, 1850 and recorded in Penobscot County Registry of Deeds Book No. 3, Page 49, as was not embraced within the location of the Maine Central Railroad as of November 14, 1888, the date of the deed from Franklin A. Wilson and Harry McLaughlin, Trustees under the will of Dionyeia Hill and Sarah Brown to Joseph P. Bass recorded in the Penobscot County Registry of Deeds in Book 589, Page 346.

Also all right, title and interest in and to Lots 31, 32, and 33 according to said plan made by Japheth Gilman for W. Hill, Esq. of a part of Lot number Five (5) of Holland’s plan southeast of Main Street made and dated A.D. 1845 and extended by B.S. Dean from number 27 to 33 on October 8, 1850 and recorded in Penobscot County Registry of Deeds Plan Book No. 3, Page 49, as was not embraced within the location of the Maine Central Railroad as of November 14, 1888, the date of a deed from Franklin A. Wilson and Harry McLaughlin, Trustees under the will of Dionyeia Hill and Sarah Brown to Joseph P. Bass recorded in the Penobscot County Registry of Deeds Book 589, Page 346.

Excepting however from the above-described premises that portion which lies within the bounds of the parcel of land leased to the Maine Central Railroad Company pursuant to a certain Indenture between Joseph P. Bass and Mary M. Bass, as Lessors, and the Maine Central Railroad Company, as Lessee dated April 1, 1898 and recorded in Penobscot County Registry of Deeds Book 682, Page 55.

The foregoing First through Twentieth Parcels in Tract III constitute two contiguous tracts lying on the generally northerly and southerly sides of Emerson Street, and are designated as Parcels ‘A’ and ‘B’ on the May 19, 1998 ALTA/ACSM Land Title Survey for Kenduskeag Yacht Club of Richard N. Perry, Jr., P.L.S. Parcels ‘A’ and ‘B’ are more particularly described as follows:

Certain lots or parcels of land, with the improvements thereon, situated on the southeasterly side of Main Street, City of Bangor, Penobscot County, Maine, further bounded and described as follows:

Parcel A

Commencing at a granite highway monument located at the intersection of the southeasterly line of Main Street with the easterly line of Emerson Street, thence by and along the easterly line of said Emerson Street, South 56°57’20” East 31.90 feet to a P.K. nail set at the northwesterly corner of land described in deed of Thomas T. Walsh to Erin, Inc., dated April 1, 1975, recorded in Penobscot County Registry of Deeds Book 2560, Page 106 and the True Point of Beginning; thence by and along the easterly line of said Emerson Street, South 56°57’20” East 484.87 feet to a #6 rebar set in the northwesterly line of land of the City of Bangor, (formerly Maine Central Railroad) as found described in Book 6248, Page 330, said rebar also defining the southerly corner of Parcel One as described in deed of Bangor Metals, Inc., to Erin, Inc., dated April 30, 1987, recorded in Book 4044, Page 149; thence by and along the City of Bangor land by the following courses; North 7°45’40” East 163.49 feet to a #6 rebar set; North 33°02’40” East 39.32 feet to a #6 rebar set; North 7°03’38” East 30.21 feet to a #6 rebar set on the southerly extension of the westerly line of Buck Street; thence North 56°57’20” West 23.06 feet to the end of said Buck Street; thence continuing along the westerly line of said Buck Street, North 56°57’20” West 32.72 feet to a #6 rebar set at the southeasterly corner of land of George A. Wottrich, as described in Book 987, Page 127; thence by said Wottrich’s land, South 33°19’43” West 113.21 feet to a #6 rebar set; thence by said Wottrich’s land, North 56°57’20” West 80.00 feet; thence by said Wottrich’s land, North 33°19’43” East 113.21 feet to the westerly line of said Buck Street; thence by and along the line of said Buck Street, North 56°57’20” West 165.47 feet to a P.K. nail set in the pavement at land formerly of Webber Oil Company, formerly described in Book 1994, Page 20, said nail being located South 56°57’20” East, by and along the westerly line of Buck Street, 180.00 feet from a granite highway monument located at the intersection of the southeasterly line of Main Street with the westerly line of Buck Street; thence South 33°02’39” West 162.20 feet; thence North 56°31’54” West 40.17 feet; thence North 33°28’06” East 32.00 feet to a P.K. nail set at the southeasterly corner of land described in deed of Webber Oil Company to Erin, Inc., dated November 15, 1987, recorded in Book 4142, Page 60; thence North 56°31’54” West 60.00 feet to a P.K. nail set at the northeasterly corner of the last mentioned parcel of land; thence South 33°28’06” West 32.00 feet; thence South 33°28’22” West 52.85 feet to the P.K. nail set at the True Point of Beginning. Containing 70,507 square feet, more or less.

Parcel B

Commencing at a granite highway monument located at the intersection of the southeasterly line of Main Street with the easterly line of Emerson Street, thence by and along the southeasterly line of said Main Street, South 20°26’32” West 61.48 feet to a #6 rebar set in the westerly line of Emerson Street at the northeasterly corner of land described in deed of Forrest H. Grant to M & E, Inc. dated November 24, 1972, recorded in Penobscot County Registry of Deeds Book 2324, Page 276 and the True Point of Beginning; thence continuing by and along the southeasterly line of said Main Street, South 20°26’32” West 219.82 feet to a #6 rebar set in the easterly line of Dutton Street, said rebar being located North 20°26’32” East 61.57 feet from a found rebar set at the intersection of the southeasterly line of said Main Street with the westerly line of Dutton Street, said rebar also defining the northwesterly corner of land described in deed of Irving Oil Corporation to Erin, Inc., dated August 11, 1994, recorded in Book 5712, Page 361; thence by and along the easterly line of said Dutton Street, South 56°35’38 East 510.25 feet to a #6 rebar set in the northwesterly line of land of the City of Bangor, (formerly Maine Central Railroad) as described in Book 6248, Page 330, said set rebar also defining the southerly corner of land described in deed of Stanley E. MacMillan to Erin, Inc., dated March 2, 1989, recorded in Book 4402, Page 79; thence by and along the City of Bangor land, North 33°23’11” East 159.62 feet to a #6 rebar set; thence North 07°45’40” East 64.28 feet to a #6 rebar set in the westerly line of Emerson Street, said set rebar being located South 07°45’40” West 66.36 feet from the #6 rebar set at the southerly corner of land described in Book 4044, Page 149, as mentioned in Parcel A above; thence by and along the westerly line of said Emerson Street, North 56°57’20” West 531.70 feet to the #6 rebar set at the intersection of Emerson Street and Main Street at the True Point of Beginning. Containing 114,757 square feet, more or less.

Tract IV (formerly 500 Main Street)

Seven certain lots or parcels of land with the buildings thereon located in Bangor, Penobscot County, Maine and situated on the easterly side of Main Street, the northeasterly side of Emerson Street and the southwesterly side of Buck Street, bounded and described as follows:

Tract IV - Parcel 1:

Being a part of Lot Number Two (2) situate on the corner of Main and Buck Streets according to the plan made by Japheth Gilman, recorded in Penobscot County Registry of Deeds in Plan Book 3, Page 23, and more particularly described as follows:

Commencing on the corner of Main and Buck Streets; thence running on said Buck Street one hundred forty-five (145) feet to Lot Number Four (4); thence on the dividing line between said Lots Two (2) and Four (4) about fifty-three and one-half (53 1/2) feet so as to extend just half across said Lot Number Two (2), taking half its width, more or less; thence to Main Street on a line parallel with lines of said Lot Number Two (2); thence on Main Street to Point of Beginning.

Tract IV - Parcel 2:

Beginning at a point on the southwesterly sideline of Buck Street, so-called, which said point is located one hundred forty-five (145) feet southeasterly from the intersection of the generally southeasterly sideline of Main Street, so-called, and the southwesterly sideline of Buck Street as measured along said sideline of Buck Street; thence at right angles to said Buck Street and running southwesterly one hundred ten (110) feet to a point; thence at right angles and running southeasterly parallel with said Buck Street thirty-five (35) feet to a point; thence northeasterly one hundred ten (110) feet to a point on the generally southwesterly sideline of said Buck Street; thence northwesterly along said sideline of said Buck Street, thirty-five (35) feet to the point of beginning.

Being the northwest half of Lot Number Four (4) on Buck Street according to a plan made by Japheth Gilman of part of Lot Number Five (5) of Holland’s plan, which plans are recorded in Penobscot County Registry of Deeds.

Tract IV - Parcel 3:

Being the southerly half of Lot Number Two (2) as laid down on the plan of Japheth Gilman of part of Lot Number Five (5) Holland’s survey, extended by B. S. Dean and recorded in Plan Book No. 3, Page 49 and recorded in the Penobscot County Registry of Deeds.

Tract IV - Parcel 4:

Being a part of Lot Number One (1) on Emerson Street, so-called, according to a plan made by Japheth Gilman, recorded in Penobscot County Registry of Deeds in Plan Book 3, Page 23, to which reference is made, and bounded and described as follows:

Beginning on Main Street at the southerly corner of Lot Number One (1); thence running easterly on Emerson Street ninety-six (96) feet; thence northerly at right angles to Emerson Street fifty (50) feet to a point; thence westerly to Main Street on a line parallel with Emerson Street; thence southerly on Main Street to the point of beginning.

Tract IV - Parcel 5:

On the southwesterly side of Buck Street, measuring on said Buck Street, thirty-five (35) feet in width and extending back there from, holding the same width, one hundred ten (110) feet, more or less, and being the southeast half of Lot Number Four (4), according to plan of Japheth Gilman of part of settlers’ Lot Number Five (5).

Tract IV - Parcel 6:

On the generally south side of Buck Street, beginning at the northwest corner of lot numbered six (6) according to a survey and plan made by Japheth Gilman recorded in said Registry; thence southwesterly on the dividing line between said Lot Number Six (6) and Lot Number Four (4), according to said plan, one hundred seven (107) feet, more or less, to the rear line of Lot Number Four (4); thence southeasterly on the rear line of Lot Number Six (6), six (6) feet to a point; thence northeasterly, parallel to and six (6) feet distant from the first described line one hundred seven (107) feet, more or less to the southerly line of Buck Street; thence northwesterly, on the southerly line of Buck Street six (6) feet to the point begun at; this description meaning and intending to cover a strip of land from the northwesterly side of lot numbered six (6) six (6) feet in width and extending back the entire depth of said lot.

Tract IV - Parcel 7:

On the northeasterly side of Emerson Street and the easterly side of Main Street, and being Lots Numbered Three (3), Five (5), Seven (7), and the northeasterly one-half of Lot Number One (1) as delineated on the Plan of Japheth Gilman, recorded in the Penobscot County Registry of Deeds in Plan Book 3, Page 23, to which said Plan reference is hereby made for a more particular description thereof.

Excepting from Parcel 1 through 7 above, the premises conveyed by Springer Realty Company to Thomas T. Walsh by Deed dated November 4, 1965 and recorded in the Penobscot County Registry of Deeds in Book 2036, Page 211 and by deed of Webber Oil Company to Erin, Inc. dated November 18, 1987 and recorded in said Registry in Book 4142, Page 60.

Tract V (formerly 10 Buck Street)

A certain lot or parcel of land, with the buildings and improvements thereon, situated in the City of Bangor, County of Penobscot and State of Maine, being more particularly described as follows:

Situated upon the southerly side of Buck Street, bounded as follows, beginning at a point sixty (60) feet easterly from land now or formerly owned and occupied by heirs of Ephraim Lansil; thence on the line of said street forty (40) feet toward Penobscot River; thence southerly one hundred and three (103) feet, more or less, and parallel with the easterly line of land now or formerly of William Gates to the northerly line of the Emerson Street lots; thence westerly forty (40) feet by and along said line of Emerson Street Lots; thence one hundred and three (103) feet northerly by and along said Gates line to the place of beginning, being ten (10) feet of Lot Number 8 and thirty (30) feet of Lot Number 10, parallel with Buck Street, plan of Wiggins Hill’s land according to Japheth Gilman’s survey recorded in Plan Book Number 3, Page 23.

Also a certain parcel of land situated in the City of Bangor, County of Penobscot and State of Maine, bounded and described as follows:

Beginning at the northeast corner of land sold by F.A. Cummings to Fred A. Colby; thence running easterly along the line of Buck Street forty (40) feet to land now or formerly of Charles Palmer; thence along said Palmer’s line to North line of Emerson Street lots one hundred and three (103) feet, more or less; thence along the North line of said lots to line of said Colby; thence along said Colby’s line to the place of beginning, being that part of Lot Number 10 (Japheth Gilman’s survey of Wiggins Hill’s Land) East of said Colby’s East line and recorded in Plan Book 3, Page 23 in said Registry.

Tract VI (Adjacent to Maine Central Railroad Company)

A certain lot or parcel of land located in the City of Bangor, County of Penobscot and State of Maine, more particularly described as follows:

Beginning at the intersection of the southerly corner of Lincoln Street and the westerly line of land described in a deed from Maine Central Railroad to the City of Bangor, dated August 8, 1996, recorded in the Penobscot County Registry of Deeds, Book 6248, Page 330;

Thence S 58° 07’ 48” E, thirty-four and eighty-eight hundredths (34.88) feet to an iron rod set in the westerly line of the Maine Central Railroad Right of Way and the easterly line of said City;

Thence S 01° 40’ 49” W along the East line of said City, two hundred forty-eight and thirty-seven hundredths (248.37) feet to an iron rod set at the point of curvature of a curve to the right having a radius of two thousand, three hundred and seventy-five (2,375.00) feet and a chord bearing and distance of S 06° 27’ 30” W, three hundred and ninety-five and sixty-five hundredths (395.65) feet;

Thence along the arc of said curve and the East line of said City, three hundred ninety- six and eleven hundredths (396.11) feet to an iron rod set at the point of tangency of said curve;

Thence S 11° 14’ 11” W along the East line of said City, two hundred twelve and twenty hundredths (212.20) feet to an iron rod set at the point of curvature of a curve to the right having a radius of three thousand, three hundred ten (3,310.00) feet and a chord bearing and distance of S 11° 16’ 16” W, four and one hundredth (4.01) feet;

Thence along the arc of said curve and the East line of said City, four and one hundredth (4.01) feet to an iron rod set at the northerly line of Dutton Street;

Thence N 56° 35’ 38” W along the northerly line of said Dutton Street, ninety-three and seventy-five hundredths (93.75) feet to an iron rod found at the southerly corner of land now or formerly of Kenduskeag Yacht Club as described in a deed from Erin, Inc. to Kenduskeag Yacht Club, dated June 1, 1998, recorded in Book 6704, Page 248;

Thence N 33° 23’ 13” E along the easterly line of land now or formerly of said Kenduskeag Yacht Club, one hundred fifty-nine and seventy-four hundredths (159.74) feet to an iron rod found;

Thence N 07° 45’ 40” E along the easterly line of land now or formerly of said Kenduskeag Yacht Club, sixty-four and twenty-eight hundredths (64.28) feet to an iron rod found at the southerly corner of Emerson Street;

Thence continuing N 07° 45’ 40” E along the East line of said Emerson Street, sixty-six and thirty-six hundredths (66.36) feet to an iron rod found at the intersection of the northeasterly corner of said Emerson Street and southerly corner of land now or formerly of said Kenduskeag Yacht Club;

Thence continuing N 07° 45’ 40” E along the East line of land now or formerly of said Kenduskeag Yacht Club, one hundred sixty-three and fifty hundredths (163.50) feet;

Thence N 33° 02’ 40” E along the easterly line of land now or formerly of said Kenduskeag Yacht Club, thirty-nine and thirty-two hundredths (39.32) feet;

Thence N 07° 03’ 38” E along the East line of land now or formerly of said Kenduskeag Yacht Club, thirty and twenty hundredths (30.20) feet to an iron pin found;

Thence N 56° 57’ 20” W along the northeasterly line of land now or formerly of said Kenduskeag Yacht Club, twenty-three and seven hundredths (23.07) feet to the southerly corner of Buck Street;

Thence N 01° 33’ 30” E along the East line of said Buck Street, seventy and thirty-six hundredths (70.36) feet;

Thence N 56° 57’ 20” W along the northeasterly line of said Buck Street, fourteen and ninety hundredths (14.90) feet to the southerly corner of land described in a deed from Dorothy H. Titus to Erin, Inc., dated March 7, 1990, recorded in Book 4621, Page 32;

Thence N 33° 02’ 40” E along the easterly line of land now or formerly of the said Erin, Inc., twenty-four and twenty-three hundredths (24.23) feet;

Thence N 01° 40’ 50” E along the East line of land now or formerly of said Erin Inc., the East line of land described in a deed from Joseph P. Bass and Lewis Barker to Dennis J. Cullinan, dated May 31, 1886, recorded in Book 563, Page 324, and the East line of land described in a deed from The Newport Company to L & C Corporation, dated November 8, 1985, recorded in Book 3746, Page 129, two hundred twenty-one and twenty-six hundredths (221.26) feet to the Point of Beginning.

Tract VII (Emerson Street and Buck Street)

Emerson Street and that portion of Buck Street lying between the southeasterly of Main Street and the Penobscot River in the City of Bangor.

Emerson Street was discontinued as a public way on February 28, 2000. The public easements located within the former Emerson Street were discontinued on September 25, 2006 as set forth in an Order by the

City Council of the City of Bangor recorded in Penobscot County Registry of Deeds in Book 10770, Page 343.

The public way and public easements therein in that portion of Buck Street located southeasterly of Main Street were discontinued on September 25, 2006, as set forth in an Order by the City Council of the City of Bangor recorded in Penobscot County Registry of Deeds in Book 10770, Page 347.

Excepted Parcels from the foregoing legal description of the insured premises:

Excepting those two certain lots or parcels of land conveyed by Bangor Historic Track, Inc. to City of Bangor, by Quitclaim Deed with Covenant dated May 8, 2008 and recorded in Book 11387, Page 295, and described therein as follows:

Excepted Parcel 1: Lincoln Street & Main Street

A certain parcel of land, located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at the intersection of the southeast sideline of Main Street and the Southwest sideline of Lincoln Street, as shown on a plan entitled “Plan of Main Street, Bangor Maine,” prepared by Shyka, Sheppard, and Garster, Land Surveyors, revised Nov. 5, 2007, and recorded in the Penobscot County Registry of Deeds, Plan File 2007-166;

Thence S 58° 07’ 48” E along the Southwest sideline of said Lincoln Street a distance of forty nine and nine hundredths (49.09) feet;

Thence S 71° 25’ 59” W a distance of sixty-two and nine hundredths (62.09) feet to a point on the Southeast sideline of said Main Street;

Thence N 20° 35’ 27” E along the Southeast sideline of said Main Street a distance of forty-eight and eighty-one hundredths (48.81) feet to the Point of Beginning.

Meaning and Intending to describe a portion of the property described in a deed to Bangor Historic Track, Inc. from L. & C. Corporation, dated May 24, 2006, and recorded in said Registry in Book 10447, Page 184.

Reference is made to that certain plan entitled “Proposed Conveyance, Easement & Lease Area Plan, Hollywood Slots Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated January 7, 2008, Project No. 04-146.

Bearings reference Grid North, NAD83, Maine East Zone, as shown on said plan. Distances listed above and shown on said plan are ground distances.

Excepted Parcel 2: Dutton Street & Main Street

A certain parcel of land, located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at the intersection of the Southeast sideline of Main Street and the Northeast sideline of Dutton Street, as shown on a plan entitled “Plan of Main Street, Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, revised Nov. 5, 2007, and recorded in the Penobscot County Registry of Deeds, Plan File 2007-166;

Thence N 20° 35’ 27” E along the Southeast sideline of said Main Street a distance of nine and eighty-two hundredths (9.82) feet;

Thence S 54° 49’ 41” E a distance of three hundred ten and eighty-two hundredths (310.82) feet to a point on the Northeast sideline of said Dutton Street;

Thence N 56° 35’ 38” W along the Northeast sideline of said Dutton Street a distance of three hundred eight and fifty hundredths (308.50) feet to the Point of Beginning.

Meaning and Intending to describe a portion of the property described in a deed to Bangor Historic Track, Inc. from Kenduskeag Yacht Club, dated December 22, 2006, and recorded in the Penobscot County Registry of Deeds in Book 10783, Page 181.

Reference is made to that certain plan entitled “Proposed Conveyance, Easement & Lease Area Plan, Hollywood Slots Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated January 7, 2008, Project No. 04-146.

Bearings reference Grid North, NAD83, Maine East Zone, as shown on said plan. Distances listed above and shown on said plan are ground distances.

Also Excepting from the foregoing a certain lot or parcel of land, excluding building or improvements situated thereon, conveyed by Bangor Historic Track, Inc. to City of Bangor, by Quitclaim Deed with Covenant dated June 20, 2008 and recorded in Book 11445, Page 1, and described therein as follows:

A certain lot or parcel of land, excluding building or improvements situated thereon, located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at an exterior foundation corner of the Hollywood Slots Gaming Facility, said point being N41°23’14”W of and one hundred seventy and thirty-six hundredths (170.36) feet from the intersection of the Northeast sideline of Dutton Street and the West sideline of the Maine Central Railroad right of way, as shown on a plan entitled “Proposed Conveyance, Easement, & Lease Area Plan - Hollywood Slots, Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated January 7, 2008;

Thence along the face of said foundation by the following courses and distances:

1. N68°32’52”W ten and ninety-one hundredths (10.91) feet;

2. S20°36’32”W nine and ninety-nine hundredths (9.99) feet;

3. N69°23’09”W seventeen and eighty-two hundredths (17.82) feet;

4. N20°30’32”E ten and thirty-four hundredths (10.34) feet;

5. N69°42’08”W ninety-six and ninety-one hundredths (96.91) feet;

6. N55°38’54”W one hundred fifty-six and nine hundredths (156.09) feet;

7. S34°20’03”W sixty-eight hundredths (0.68) feet;

8. N55°39’57”W four and sixty-nine hundredths (4.69) feet;

9. N34°20’30” E sixty-eight hundredths (0.68) feet;

10. N55°39’34”W sixty-one and ninety-three hundredths (61.93) feet;

11. S34°21’37”W sixty-seven hundredths (0.67) feet;

12. N55°38’23”W four and sixty-six hundredths (4.66) feet;

13. N34°21’37”E sixty-seven hundredths (0.67) feet;

14. N55°38’23”W twenty-nine and fifty-five hundredths (29.55) feet;

15. S34°21’37”W sixty-seven hundredths (0.67) feet;

16. N55°38’23”W four and sixty-seven hundredths (4.67) feet;

17. N35°10’29”E seven and seventy-three hundredths (7.73) feet;

18. N17°02’23”W five and fifty hundredths (5.50) feet;

19. S74°58’51”W one and sixty hundredths (1.60) feet;

20. N87°41’55”W ten and fifty-one hundredths (10.51) feet;

21. N59°32’24”W ten and fifty-one hundredths (10.51) feet;

22. N31°48’25”W ten and forty-eight hundredths (10.48) feet;

23. N03°12’29”W ten and fifty-eight hundredths (10.58) feet;

24. N24°29’26”E ten and fifty hundredths (10.50) feet;

25. N55°18’50”E eleven and ninety-nine hundredths (11.99) feet;

26. N17°42’41”W five and forty-one hundredths (5.41) feet;

27. N69°35’38”W ten and thirty-two hundredths (10.32) feet;

28. N20°34’20”E four and sixty-six hundredths (4.66) feet;

29. S69°25’40”E sixty-nine hundredths (0.69) feet;

30. N20°34’20”E twenty-seven and ninety-two hundredths (27.92) feet;

31. N69°25’40”W sixty-nine hundredths (0.69) feet;

32. N20°34’20”E four and sixty-six hundredths (4.66) feet;

33. S69°25’40”E sixty-nine hundredths (0.69) feet;

34. N20°33’41”E twenty-eight and eight hundredths (28.08) feet;

35. N69°25’40”W sixty-eight hundredths (0.68) feet;

36. N20°34’20”E four and sixty-seven hundredths (4.67) feet;

37. S69°25’40”E sixty-nine hundredths (0.69) feet;

38. N20°33’34”E twenty-seven and ninety-nine hundredths (27.99) feet;

39. N69°26’26”W seventy hundredths (0.70) feet;

40. N20°27’19”E five and forty-nine hundredths (5.49) feet;

41. N69°16’35”W one and fifteen hundredths (1.15) feet;

42. N20°25’22”E twenty-two and seventy hundredths (22.70) feet;

43. S69°34’38”E one and twenty-six hundredths (1.26) feet;

44. N20°22’19”E two and forty-five hundredths (2.45) feet;

45. S69°24’06”E two hundred forty-three and forty-two hundredths (243.42) feet;

46. N20°35’43”E sixty-two and sixty-eight hundredths (62.68) feet;

47. S69°27’19”E one hundred twenty-five and sixty-one hundredths (125.61) feet;

48. N08°05’20”E thirty hundredths (0.30) feet;

49. S69°17’31”E sixty-eight and forty-five hundredths (68.45) feet;

50. S08°11’22”E twenty-three and forty-seven hundredths (23.47) feet;

51. S20°36’31”W one hundred seventy-three and two hundredths (173.02) feet;

Thence S34°25’21”W along said foundation a distance of one hundred twelve and eighty-three hundredths (112.83) feet to the Point of Beginning.

Containing 107,931 sq. ft. (2.48 ac.)

This description was prepared by Shyka, Sheppard, and Garster, Land Surveyors, and is based on a plan entitled “Plan Showing Proposed Conveyance of the Gaming Facility, Hollywood Slots, Bangor, Maine,” prepared for Bangor Historic Track, Inc, by Shyka, Sheppard & Garster Land Surveyors, dated February 4, 2008, Project No. 04-146. Bearings reference Grid North, NAD83, Maine East Zone, as shown on said plan. Distances listed above and shown on said plan are ground distances.

Meaning and Intending to describe a portion of the property described in that certain deed to Bangor Historic Track, Inc. from Kenduskeag Yacht Club, dated December 22, 2006, and recorded in the Penobscot County Registry of Deeds in Book 10783, Page 181 and in that certain Order of the City Council of the City of Bangor authorizing the discontinuance of Emerson Street, dated September 5, 2006 and recorded in Book 10770, Page 343. See also the discontinuance of Emerson Street in the City of Bangor Road Book 6, Page 173, and the abandonment of the public easement in Emerson Street in said Road Book 6, Page 325.

Section II - Leasehold

Parcel I-Permanent Gaming Facility

A certain lot or parcel of land, excluding the buildings or improvements situated thereon, located in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at an exterior foundation corner of the Hollywood Slots Gaming Facility, said point being N 41° 23’ 14” W of and one hundred seventy and thirty-six hundredths (170.36) feet from the intersection of the Northeast sideline of Dutton Street and the west sideline of the Maine Central Railroad right of way, as shown on a plan entitled “Proposed Conveyance, Easement & Lease Area Plan-Hollywood Slots, Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, dated January 7, 2008;

Thence along the face of said foundation by the following courses and distances:

1. N 68° 32’ 52” W ten and ninety-one hundredths (10.91) feet

2. S 20° 36’ 32” W nine and ninety-nine hundredths (9.99) feet;

3. N 69° 23’ 09” W seventeen and eighty-two hundredths (17.82) feet;

4. N 20° 30’ 32” E ten and thirty-four hundredths (10.34) feet;

5. N 69° 42’ 08” W ninety-six and ninety-one hundredths (96.91) feet;

6. N 55° 38’ 54” W one hundred fifty-six and nine hundredths (156.09) feet;

7. S 34° 20’ 03” W sixty-eight hundredths (0.68) feet;

8. N 55° 39’ 57” W four and sixty-nine hundredths (4.69) feet;

9. N 34° 20’ 03” E sixty-eight hundredths (0.68) feet;

10. N 55° 39’ 34” W sixty-one and ninety-three hundredths (61.93) feet;

11. S 34° 21’ 37” W sixty-seven hundredths (0.67) feet;

12. N 55° 38’ 23” W four and sixty-six hundredths (4.66) feet;

13. N 34° 21’ 37” E sixty-seven hundredths (0.67) feet;

14. N 55° 38’ 23” W twenty-nine and fifty-five hundredths (29.55) feet;

15. S 34° 21’ 37” W sixty-seven hundredths (0.67) feet;

16. N 55° 38’ 23” W four and sixty-seven hundredths (4.67) feet;

17. N 35° 10’ 29” E seven and seventy-three hundredths (7.73) feet;

18. N 17° 02’ 23” W five and fifty hundredths (5.50) feet;

19. S 74° 58’ 51” W one and sixty hundredths (1.60) feet;

20. N 87° 41’ 55”W ten and fifty-one hundredths (10.51) feet;

21. N 59° 32’ 24” W ten and fifty-one hundredths (10.51) feet;

22. N 31° 48’ 25” W ten and forty-eight hundredths (10.48) feet;

23. N 03° 12’ 29” W ten and fifty-eight hundredths (10.58) feet;

24. N 24° 29’ 26” E ten and fifty hundredths (10.50) feet;

25. N 55° 18’ 50” E eleven and ninety-nine hundredths (11.99) feet;

26. N 17° 42’ 41” W five and forty-one hundredths (5.41) feet;

27. N 69° 35’ 38” W ten and thirty-two hundredths (10.32) feet;

28. N 20° 34’ 20” E four and sixty-six hundredths (4.66) feet;

29. S 69° 25’ 40” E sixty-nine hundredths (0.69) feet;

30. N 20° 34’ 20” E twenty-seven and ninety-two hundredths (27.92) feet;

31. N 69° 25’ 40” W sixty-nine hundredths (0.69) feet;

32. N 20° 34’ 20” E four and sixty-six hundredths (4.66) feet;

33. S 69° 25’ 40” E sixty-nine hundredths (0.69) feet;

34. N 20° 33’ 41” E twenty-eight and eight hundredths (28.08) feet;

35. N 69°25’ 40” W sixty-eight hundredths (0.68) feet;

36. N 20° 34’ 20” E four and sixty-seven hundredths (4.67) feet;

37. S 69° 25’ 40” E sixty-nine hundredths (0.69) feet;

38. N 20° 33’ 34” E twenty-seven and ninety-nine hundredths (27.99) feet;

39. N 69° 26’ 26” W seventy hundredths (0.70) feet;

40. N 20° 27’ 19” E five and forth-nine hundredths (5.49) feet;

41. N 69° 16’ 35” W one and fifteen hundredths (1.15) feet;

42. N 20° 25’ 22” E twenty-one and seventy hundredths (22.70) feet;

43. S 69° 34’ 38” E one and twenty-six hundredths (1.26) feet;

44. N 20° 22’ 19” E two and forty-five hundredths (2.45) feet;

45. S 69° 24’ 06” E two hundred forty-three and forty-two hundredths (243.42) feet;

46. N 20° 35’ 43” E sixty-two and sixty-eight hundredths (62.68) feet;

47. S 69° 27’ 19” E one hundred twenty-five and sixty-one hundredths (125.61) feet;

48. N 08° 05’ 20” E thirty hundredths (0.30) feet;

49. S 69° 17’ 31” E sixty-eight and forty-five hundredths (68.45) feet;

50. S 08° 11’ 22” E twenty-three and forty-seven hundredths (23.47) feet;

51. S 20° 36’ 31” W one hundred seventy-three and two hundredths (173.02) feet;

Thence S 34° 25’ 21” W along said foundation a distance of one hundred twelve and eighty-three hundredths (112.83) feet to the Point of Beginning.

Note: When the above described premises were conveyed by Bangor Historic Track, Inc. to City of Bangor, by Quitclaim Deed with Covenant dated June 20, 2008 and recorded in Book 11445, Page 1, an appurtenant right of way for access was not granted to the City over the remaining land of Bangor Historic Track, Inc.

Parcel II-Part of Bass Park

A certain lot or parcel of land, and any and all improvements thereon, located on the Southwest side of Buck Street in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

Beginning at a point on the Southwest sideline of Buck Street at a point N 56° 57’ 22” W of and one thousand five hundred ten and thirty-seven hundredths (1510.37) feet from the intersection of the Northwest side of Main Street and said Southwest side of Buck Street as measured along said Southwest side of Buck Street, as shown on a plan entitled “Plan of Main Street, Bangor Maine”, prepared by Shyka, Sheppard, and Garster, Land Surveyors, revised Nov. 5, 2007, and recorded in Plan File 2007-166;

Thence S 33° 02’ 38” W a distance of sixty-two and zero hundredths (62.00) feet;

Thence S 46° 40’ 44” E a distance of five hundred forty-two and fifty-six hundredths (542.56) feet to a point of tangency of a tangent curve to the right, said curve having a radius of two hundred eighty-six and zero hundredths (286.00) feet;

Thence along said curve an arc distance of eight hundred eighty-six and seventy hundredths (886.70) feet to a point that is S 42° 08’ 23” W of and five hundred seventy-one and eighty-eight hundredths (571.88) feet from said point of tangency;

Thence S 42° 16’ 00” W a distance of one hundred five and zero hundredths (105.00) feet;

Thence N 48° 22’ 13” W a distance of seven hundred twenty-five and zero hundredths (725.00) feet;

Thence S 77° 12’ 53” W a distance of two hundred thirty and zero hundredths (230.00) feet;

Thence N 28° 33’ 28” W a distance of five hundred twenty and zero hundredths (520.00) feet;

Thence N 24° 10’ 17” E a distance of sixty and zero hundredths (60.00) feet;

Thence N 05° 10’ 19” E a distance of eighty-two and eighty-nine hundredths (82.89) feet;

Thence N 35° 13’ 42” E a distance of five hundred four and thirty-seven hundredths (504.37) feet to said Southwest sideline of Buck Street;

Thence S 56° 57’ 22” E along said Southwest sideline of Buck Street nine hundred thirty-six and seventy-two hundredths (936.72) feet to the Point of Beginning.

The premises set forth as Parcels I and II above are leased Together with parking rights in and to the premises set forth as Parcel III and IV below; said rights more fully described in the leases set forth in Schedule A item 3, Section II of this commitment.

Parcel III- Dutton Street Parking:

A certain lot or parcel of land, and any and all improvements thereon, located northwest of the north end of Dutton Street in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

BEGINNING at the south corner of a parcel of land described in “Exhibit B, Section II—Leasehold, Parcel II-Part of Bass Park” of a Memorandum of Lease between GLP Capital, L.P. (Lessor) and Penn Tennant, LLC (Lessee) executed October 28, 2013 and recorded in the Penobscot County Registry of Deeds in Book 13393, Page 226, said point being S05°45’35”W of and nine hundred thirty and sixty-seven hundredths (930.67) feet from the point of beginning of said Leasehold;

THENCE N42°16’00”E along the southeast line of said leasehold one hundred five and zero hundredths (105.00) feet to a point on a non-tangent curve to the left, said curve having a radius of two hundred eighty-six and zero hundredths (286.00) feet;

THENCE along said curve along said leasehold an arc distance of three hundred thirty-two and ninety hundredths (332.90) feet to a point that is S82°23’13”E of and three hundred fourteen and forty-two hundredths (314.42) feet from the last mentioned point;

THENCE S59°38’55”E a distance of two hundred sixty-six and thirty-two hundredths (266.32) feet;

THENCE S35°28’24”W a distance of five hundred ten and thirty hundredths (510.30) feet;

THENCE N55°10’57”W a distance of four hundred twenty-eight and seventy-seven hundredths (428.77) feet to a feet to a point of tangency of a tangent curve to the right, said curve having a radius of two hundred thirty-three and zero hundredths (233.00) feet;

THENCE along said curve an arc distance of one hundred twenty-nine and eighty-eight hundredths (129.88) feet to a point that is N39°12’47”W of and one hundred twenty-eight and twenty-one hundredths (128.21) feet from said point of tangency;

THENCE N23°14’38”W a distance of three hundred six and twelve hundredths (306.12) feet to a point of tangency of a tangent curve to the left, said curve having a radius of four hundred and zero hundredths (400.00) feet;

THENCE along said curve an arc distance of one hundred seventy-five and forty-two hundredths (175.42) feet to a point that is N35°48’25”W of and one hundred seventy-four and one hundredths (174.01) feet from said point of tangency;

THENCE N48°22’13”W a distance of three hundred twenty-nine and eighty-four hundredths (329.84) feet to said leasehold;

THENCE N77°12’53”E along a south line of said leasehold a distance of forty-five and fifty hundredths (45.50) feet;

THENCE S48°22’13”E along said leasehold seven hundred twenty-five and zero hundredths (725.00) feet to the POINT OF BEGINNING.

Containing 6.812 acres.

This description was prepared by Shyka, Sheppard & Garster, Land Surveyors, and is based on a plan entitled, “ALTA/ACSM Land Title Survey of Property of GLP Capital, LP” prepared by Shyka, Sheppard and Garster, Land Surveyors, dated December 17, 2013. Bearings reference Grid North, Maine East Zone, NAD83, based on GPS network observations made in August 2004. Distances are ground distances.

Parcel IV-Additional Dutton Street Parking

A certain lot or parcel of land, and any and all improvements thereon, located on the southwest side of Buck Street in the City of Bangor, County of Penobscot, State of Maine, more particularly described as follows:

BEGINNING on the southwest side of Buck Street at an east corner of a parcel of land described in “Exhibit B, Section II—Leasehold, Parcel II-Part of Bass Park” of a Memorandum of Lease between GLP Capital, L.P. (Lessor) and Penn Tennant, LLC (Lessee) executed October 28, 2013 and recorded in the Penobscot County Registry of Deeds in Book 13393, Page 226, said point being N56°57’22”W of and one thousand five hundred ten and thirty-seven hundredths (1510.37) feet from the intersection of the northwest line of Main Street and the southwest side of said Buck Street, as shown on a plan entitled “Plan of Main Street for Confirmation,” prepared by Shyka, Sheppard & Garster Land Surveyors dated November 5, 2007 and recorded in the Penobscot County Registry of Deeds Plan File 2007-166;

THENCE S56°57’22”E along said southwest side of said Buck Street a distance of six hundred fifteen and zero hundredths (615.00) feet;

THENCE S36°13’04”W a distance of ninety and zero hundredths (90.00) feet;

THENCE S12°48’05”W a distance of one hundred thirty and zero hundredths (130.00) feet to a point on said leasehold on a non-tangent curve to the left, said curve having a radius of two hundred eighty-six and zero hundredths (286.00) feet;

THENCE along said curve, also being along said leasehold, an arc distance of one hundred thirty-three and forty-four hundredths (133.44) feet to a point that is N33°18’43”W of and one hundred thirty-two and twenty-four hundredths (132.24) feet from the last mentioned point;

THENCE N46°40’44”W along said leasehold five hundred forty-two and fifty-six hundredths (542.56) feet;

THENCE N33°02’38”E along said leasehold sixty-two and zero hundredths (62.00) feet to the POINT OF BEGINNING.

Containing 1.702 acres.

This description was prepared by Shyka, Sheppard & Garster, Land Surveyors, and is based on a plan entitled, “ALTA/ACSM Land Title Survey of Property of GLP Capital, LP” prepared by Shyka, Sheppard and Garster, Land Surveyors, dated December 17, 2013. Bearings reference Grid North, Maine East Zone, NAD83, based on GPS network observations made in August, 2004. Distances are ground distances.

Hollywood Casino Bay St. Louis, Bay St. Louis, MS

BSL-1:

PARCEL 136L-0-37-005.000

A parcel of land situated and being located in the West ½ of the East ½ of Section 37, Township 8 South, Range 14 West, Hancock County, Mississippi and being more particularly described as follows, to-wit: Commencing at the intersection of the northerly margin of Blue Meadow Road with the easterly margin of Wolfe Street; thence run Northerly 734.00 feet along the said easterly margin of Wolfe Street to the POINT OF BEGINNING; thence continue from said POINT OF BEGINNING, North 00 degrees 22 minutes 06 seconds East 1775.14 feet along the said easterly margin of Wolfe Street to a point; thence run generally Easterly, Southerly, Easterly, Northerly and Easterly along the meandering bulkheads and shorelines of the Jourdan River to a point that is South 83 degrees 36 minutes 57 seconds East 503.02 feet from the aforedescribed point; thence run South 03 degrees 30 minutes 07 seconds East 639.08 feet; thence run North 85 degrees 45 minutes 40 seconds West 49.70 feet; thence run South 26 degrees 09 minutes 18 seconds East 301.00 feet; thence run South 00 degrees 22 minutes 48 seconds West 819.14 feet; thence run North 89 degrees 36 minutes 15 seconds West 628.05 feet to the POINT OF BEGINNING.

This being the parcel referred to as Parcel “B” on that survey of the described land by J. Michael Cassady, P.L.S., dated August 3, 1998.

AND ALSO THE FOLLOWING NON-EXCLUSIVE EASEMENTS:

First Easement: Beginning at an iron pin in a fence corner on the East line of Wolfe Street at the Northwest corner of the Sylvan Ladner property, said point being located 1709.4 feet West and 1980 feet North of the SE corner of Section 23 to the POINT OF BEGINNING; from said POINT OF BEGINNING run thence North along the East line of Wolfe Street 50.27 feet, more or less, to an iron pin (and the POINT OF BEGINNING of the fee parcel described above); thence East 628.05 feet, more or less to an iron pin; thence North 00°005’08” East 819.14 feet, more or less, to an iron pin; thence North 26°26’58” West 301 feet, more or less, to an iron pin; thence South 86°03’20” East a distance of 49.70 feet, more or less, to an iron pin; thence South 26°26’58” East 301 feet, more or less, to an iron pin; thence South 00°05’08” 869.14 feet, more or less, to an iron pin; thence North 89°55’25” West 687.50 feet, more or less, to an iron pin and POINT OF BEGINNING, and being part of the Elihu Carver Land Claim #37, in Township 8 South, Range 14 West, Hancock County, Mississippi.

Second Easement: Beginning at an iron pin located in a fence corner on the East line of Wolfe Street, said point being located 1709.4 feet West of said 1980 feet North of the Southeast corner of Section 23; thence East along a fence line 678.05 feet, more or less, to an iron pin and POINT OF BEGINNING; thence North 20 feet to an iron pin; thence East 1031 feet, more or less, to the East line of Section 23; thence South along Section line 20 feet to an iron pin; thence West 1031 feet to an iron pin and POINT OF BEGINNING; containing 0.28 acres, more or less, and being part of the Elihu Carver Land Claim #37, in Township 8 South, Range 14 West, Hancock County, Mississippi.

PARCEL “A”:

PARCELS 137G-0-25-024.000, 137G-0-25-017.000, 137G-0-25-008.001

A parcel of land situated and being located in the J. Bouquie Claim in Section 25, Township 8 South, Range 14 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: Commencing at the intersection where the J. Bouquie eastern Claim Line and Madam Charlo western Claim Line intersects the northerly right-of-way of U. S. Highway 90; thence run South 68 degrees 40 minutes 25 seconds West 294.57 feet along the said northerly right-of-way of U. S. Highway 90 to the POINT OF BEGINNING; thence continue from said POINT OF BEGINNING, South 68 degrees 40 minutes 25 seconds West 624.92 feet along the said northerly right-of-way of U. S. Highway 90; thence run North 08 degrees 36 minutes 00 seconds West 384.76 feet; thence run South 88 degrees 55 minutes 24 seconds East 84.79 feet; thence run South 89 degrees 50 minutes 35 seconds East 35.00 feet; thence run North 20 degrees 16 minutes 46 seconds West 243.68 feet; thence run North 69 degrees 40 minutes 08 seconds West 40.00 feet; thence run North 89 degrees 53 minutes 46 seconds West 326.58 feet; thence run North 00 degrees 32 minutes 28 seconds East 398.08 feet to the southerly margin of Green Meadow Road; thence run South 89 degrees 42 minutes 40 seconds East 326.23 feet along the southerly margin of Green Meadow Road; thence run South 00 degrees 29 minutes 30 seconds West 237.50 feet; thence run South 69 degrees 40 minutes 08 seconds East 163.10 feet; thence run South 20 degrees 16 minutes 46 seconds East 368.55 feet; thence run South 89 degrees 50 minutes 35 seconds East 301.87 feet; thence run South 21 degrees 05 minutes 35 seconds East 161.00 feet to the POINT OF BEGINNING.

PART I OF PARCEL “D”:

PARCEL 138B-1-25-038.000

A parcel of land situated and being located in a part of the J. Bouquie Claim in Section 25, Township 8 South, Range 14 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: BEGINNING at the intersection of the westerly right-of-way of Blue Meadow Road with the northerly margin of Blue Grass Road; thence run from said POINT OF BEGINNING, South 89 degrees 15 minutes 12 seconds West 280.50 feet along the northerly margin of Blue Grass Road; thence run North 40 degrees 35 minutes 17 seconds West 976.80 feet; thence run North 89 degrees 15 minutes 12 seconds East 280.50 feet to the westerly right-of-way of Blue Meadow Road; thence run South 40 degrees 35 minutes 17 seconds East 976.80 feet along the westerly right-of-way of Blue Meadow Road to the POINT OF BEGINNING.

PART II OF PARCEL “D”:

PARCEL 137B-1-25-046.000

Lots 13 and 14, BLUE MEADOWS SUBDIVISION, according to the official map or plat thereof on file and of record in the Office of the Chancery Clerk of Hancock County, Mississippi in Plat Book 2 at Page 4, City of Bay St. Louis, Hancock County, Mississippi.

PART I OF PARCEL “F”:

PARCELS 136J-2-37-001.000, 136J-2-38-002.000, 136K-0-38-002.002, 136K-0-37-003.000

A parcel of land situated and being located in the Lassassier Claim, Section 38, Township 8 South, Range 14 West and the Carver Claim, Section 37, Township 8 South, Range 14 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: BEGINNING at the intersection of the westerly margin of Engman Avenue with the southerly margin of Blakemore Avenue; thence run from said POINT OF BEGINNING, South 46 degrees 12 minutes 12 seconds West 968.45 feet along the westerly margin of Engman Avenue to the intersection of the said westerly margin of Engman Avenue with the northerly margin of Julia Street; thence run North 69 degrees 39 minutes 54 seconds West 2095.20 feet along the northerly margin of Julia Street; thence run South 20 degrees 15 minutes 54 seconds West 40.00 feet to the southerly margin of Julia Street; thence run South 69 degrees 39 minutes 45 seconds East 2075.67 feet along the southerly margin of Julia Street to the intersection of the southerly margin of Julia Street with the westerly margin of Engman Avenue; thence run South 46 degrees 12 minutes 12 seconds West 419.19 feet along the westerly margin of Engman Avenue; thence run South 46 degrees 24 minutes 40 seconds West 1761.41 feet along the westerly margin of Engman Avenue; thence run

South 20 degrees 04 minutes 07 seconds West 786.79 feet along the westerly margin of Engman Avenue to the intersection of the westerly margin of Engman Avenue with the northerly margin of Felicity Street; thence run North 85 degrees 03 minutes 05 seconds West 115.83 feet along the northerly margin of Felicity Street; thence run North 82 degrees 41 minutes 02 seconds West 76.34 feet along the northerly margin of Felicity Street; thence run North 79 degrees 43 minutes 52 seconds West 398.22 feet along the northerly margin of Felicity Street; thence run North 60 degrees 44 minutes 26 seconds West 650.82 feet along the northerly margin of Felicity Street; thence run North 76 degrees 12 minutes 00 seconds West 70.05 feet along the northerly margin of Felicity Street; thence run South 82 degrees 58 minutes 18 seconds West 49.85 feet along the northerly margin of Felicity Street; thence run South 55 degrees 45 minutes 47 seconds West 55.02 feet along the northerly margin of Felicity Street; thence run South 44 degrees 22 minutes 30 seconds West 69.82 feet along the northerly margin of Felicity Street to the west line of the Lassassier Claim, Section 38, Township 8 South, Range 14 West; thence run North 00 degrees 07 minutes 57 seconds East 171.18 feet to the easterly margin of Joe’s Bayou; thence along Joe’s Bayou the following courses: North 76 degrees 14 minutes 20 seconds West 339.97 feet; North 38 degrees 12 minutes 20 seconds West 215.00 feet; North 00 degrees 27 minutes 20 seconds West 294.10 feet; North 53 degrees 07 minutes 20 seconds West 330.00 feet; North 05 degrees 42 minutes 20 seconds West 418.80 feet; North 65 degrees 12 minutes 20 seconds West 370.00 feet; North 35 degrees 17 minutes 40 seconds East 460.00 feet; North 01 degrees 02 minutes 40 seconds East 336.00 feet; North 60 degrees 37 minutes 40 seconds East 342.50 feet to the south bank of the Jourdan River; thence along said bank South 84 degrees 40 minutes 19 seconds East 236.48 feet to the property designated to the State of Mississippi; thence along said State boundary the following courses: South 00 degrees 17 minutes 40 seconds West 24.80 feet; South 83 degrees 21 minutes 27 seconds East 99.05 feet; North 87 degrees 01 minutes 24 seconds East 98.19 feet; South 83 degrees 31 minutes 52 seconds East 102.05 feet; South 83 degrees 20 minutes 30 seconds East 117.42 feet; South 04 degrees 33 minutes 47 seconds East 21.21 feet; South 85 degrees 26 minutes 17 seconds West 417.92 feet; South 00 degrees 17 minutes 40 seconds West 301.08 feet; North 85 degrees 26 minutes 17 seconds East 1941.99 feet; North 69 degrees 49 minutes 10 seconds West 532.88 feet; North 20 degrees 11 minutes 53 seconds East 84.31 feet; South 85 degrees 26 minutes 15 seconds West 175.45 feet; North 19 degrees 27 minutes 03 seconds West 95.30 feet; South 86 degrees 04 minutes 15 seconds West 231.57 feet to the southerly margin of Beach Boulevard; thence run North 63 degrees 00 minutes 16 seconds East 305.44 feet along the southerly margin of Beach Boulevard; thence continue along Beach Boulevard the following courses: North 45 degrees 03 minutes 16 seconds East 184.55 feet; North 35 degrees 28 minutes 16 seconds East 139.77 feet; North 49 degrees 22 minutes 16 seconds East 285.68 feet; North 64 degrees 44 minutes 15 seconds East 384.76 feet; thence departing Beach Boulevard, South 69 degrees 39 minutes 16 seconds East 1564.43 feet; thence run North 20 degrees 11 minutes 52 seconds East 252.31 feet to the southerly margin of Blakemore Avenue; thence run South 69 degrees 40 minutes 17 seconds East 656.18 feet along the southerly margin of Blakemore Avenue to the POINT OF BEGINNING.

PART II OF PARCEL “F”:

PARCELS 137B-1-42-023.000, 137A-0-42-172.000, 136Q-1-38-007.001

A parcel of land situated and being located in the Lassassier, Lardasse, and Derrogade Claim Sections, Township 8 South, Ranges 13 and 14 West and Section 20, Township 8 South, Range 13 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: Commencing at the intersection of the north line of the Lardasse Claim with the east line of the Lassassier Claim; thence run South 85 degrees 25 minutes 09 seconds East 42.70 feet; thence run South 15 degrees 59 minutes 20 seconds East 31.33 feet to the POINT OF BEGINNING; thence run from said POINT OF BEGINNING, South 20 degrees 15 minutes 43 seconds East 210.85 feet; thence run South 28 degrees 14 minutes 02 seconds East 692.92 feet to the northerly boundary of The Woods Estates; thence run North 69 degrees 37 minutes 09 seconds West 209.95 feet along the northerly boundary of The Woods Estates; thence run South 20 degrees 10 minutes 05 seconds West 114.29 feet along the westerly boundary of The Woods Estates; thence run South 19 degrees 27 minutes 45 seconds West 215.54 feet along the westerly boundary of The Woods Estates; thence run South 00 degrees 17 minutes 20 seconds West 228.38 feet along the westerly boundary of The Woods Estates; thence run North 89 degrees 12 minutes 51 seconds West 842.86 feet; thence run North 00 degrees 54 minutes 19 seconds East 141.02 feet; thence run South 65 degrees 01 minutes 26 seconds West 598.73 feet; thence run South 59 degrees 13 minutes 32 seconds West 571.34 feet to the northeasterly margin of Blue Meadow Road; thence run North 39 degrees 46 minutes 59 seconds West 335.29 feet along the northeasterly margin of Blue Meadow Road; thence run North 49 degrees 07 minutes 18 seconds East 889.39 feet; oftlinethence run North 16 degrees 32 minutes 07 seconds East 902.50 feet to the south line of the Lassassier Claim and the north line of Lardasse Claim; thence run North 89 degrees 55 minutes 54 seconds West 136.88 feet along the south line of the Lassassier Claim and the north line of the Lardasse Claim; thence run North 89 degrees 40 minutes 25 seconds West 1401.06 feet along the south line of the Lassassier Claim and the north line of the Lardasse Claim; thence run South 42 degrees 44 minutes 06 seconds East 635.03 feet; thence run South 46 degrees 55 minutes 02 seconds West 446.45 feet; thence run North 89 degrees 46 minutes 13 seconds West 12.38 feet; thence run South 00 degrees 13 minutes 47 seconds West 215.38 feet to the northerly margin of Blue Meadow Road; thence run North 73 degrees 56 minutes 19 seconds West 62.37 feet along the northerly margin of Blue Meadow Road; thence run North 00 degrees 13 minutes 47 seconds East 198.36 feet; thence run North 50 degrees 17 minutes 56 seconds West 244.91 feet to the northerly margin of Magnolia Drive; thence run South 89 degrees 53 minutes 52 seconds West 329.61 feet along the northerly margin of Magnolia Drive; thence run North 00 degrees 42 minutes 53 seconds West 17.95 feet; thence run North 37 degrees 04 minutes 07 seconds East 65.22 feet; thence run North 29 degrees 30 minutes 21 seconds East 60.18 feet; thence run North 34 degrees 05 minutes 37 seconds East 32.83 feet; thence run South 89 degrees 55 minutes 43 seconds West 308.97 feet to the easterly margin of Joe’s Bayou Road; thence run North 01 degrees 00 minutes 51 seconds West 498.38 feet along the easterly margin of Joe’s Bayou Road; thence run North 89 degrees 46 minutes 08 seconds East 290.96 feet to the west line of the Lassassier Claim; thence run North 00 degrees 07 minutes 57 seconds East 1505.58 feet along the west line of the Lassassier Claim to the southeasterly margin of Joe’s Bayou Road/Felicity Street; thence run North 43 degrees 29 minutes 04 seconds East 109.04 feet along the southeasterly margin of Joe’s Bayou Road/Felicity Street; thence run North 55 degrees 45 minutes 47 seconds East 41.04 feet along the southeasterly margin of Joe’s Bayou Road/Felicity Street; thence run North 82 degrees 58 minutes 18 seconds East 34.50 feet along the southerly margin of Felicity Street; thence run South 75 degrees 56 minutes 45 seconds East 54.41 feet along the southerly margin of Felicity Street; thence run South 60 degrees 44 minutes 26 seconds East 653.42 feet along the southerly margin of Felicity Street; thence run South 79 degrees 43 minutes 52 seconds East 405.94 feet along the southerly margin of Felicity Street; thence run South 82 degrees 41 minutes 02 seconds East 77.37 feet along the southerly margin of Felicity Street; thence run South 86 degrees 46 minutes 45 seconds East 110.93 feet along the southerly margin of Felicity Street; thence run South 86 degrees 08 minutes 50 seconds East 601.67 feet along the southerly margin of Felicity Street; thence run South 85 degrees 16 minutes 34 seconds East 373.40 feet along the southerly margin of Felicity Street; thence run South 74 degrees 39 minutes 41 seconds East 26.97 feet along the southerly margin of Felicity Street; thence run South 69 degrees 10 minutes 13 seconds East 255.61 feet along the southerly margin of Felicity Street; thence run South 19 degrees 55 minutes 00 seconds West 119.18 feet; thence run North 68 degrees 50 minutes 07 seconds West 16.03 feet; thence run South 26 degrees 34 minutes 12 seconds East 395.53 feet; thence run South 69 degrees 49 minutes 27 seconds East 1500.55 feet and along the southerly boundary of The Avenue Subdivision; thence run South 19 degrees 13 minutes 15 seconds West 495.21 feet; thence run North 69 degrees 43 minutes 19 seconds West 991.48 feet to the POINT OF BEGINNING.

LESS AND EXCEPT: Commencing at a ½ inch iron rod 2079.99 feet south and 184.64 feet east of the intersection of the north line of the Lardasse Claim and the east line of the Lassassier Claim, Township 8 South, Range 14 West; said point also being described as the southwest corner of Lot 8; the Wood Subdivision, Phase 1, City of Bay St. Louis, Hancock County, Mississippi, as recorded in Plat Book 7, Page 26; run thence N89°29’03”W for a distance of 64.53 feet to an iron pin found for a point of beginning; run thence N89°29’03”W for a distance of 60.00 feet to a ½ inch rebar set; run thence N02°16’23”E for a distance of 171.14 feet; run thence N00°20’41”E for a distance of 341.61 feet; run thence N00°13’54”E for a distance of 258.39; run thence N00°17’20”E for a distance of 238.51 feet; run thence N19°53’24”E for a distance of 597.16 feet to the east line of the BSL, Inc. property, a Mississippi corporation, as recorded in Deed Book BB-213 Page 016; run thence S28°32’59”E along said property line for a distance of 356.78 feet; run thence N69°37’09”W for a distance of 209.95 feet; to a curve to the left with a radius of 50.00 feet, a delta angle of 90°34’39”, an arc length of 79.04 feet, a chord bearing of S64°45’05”W and a chord length of 71.07 feet, run thence S19°27’45”W for a distance of 291.04 feet; run thence S00°13’54”W for a distance of 478.67 feet; run thence S00°20’41”W for a distance of 342.39 feet; run thence S02°16’36”W for a distance of 170.28 feet to the point of beginning.

PART III OF PARCEL “F”:

PARCELS 136Q-1-38-005.000, 136Q-1-38-004.000, 136J-1-38-082.000

A parcel of land situated and being located in the Lassassier Claim, Section 38, Township 8 South, Range 14 West and Section 19, Township 8 South, Range 13 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: BEGINNING at the intersection of the northerly margin of Felicity Street with the easterly margin of Engman Avenue; thence run from said POINT OF BEGINNING, North 20 degrees 18 minutes 49 seconds East 324.81 feet along the easterly margin of Engman Avenue; thence run North 20 degrees 04 minutes 07 seconds East 424.40 feet along the easterly margin of Engman Avenue; thence run North 46 degrees 31 minutes 44 seconds East 326.54 feet along the easterly margin of Engman Avenue; thence run North 46 degrees 25 minutes 54 seconds East 1187.14 feet along the easterly margin of Engman Avenue to the intersection of the easterly margin of Engman Avenue with the southerly margin of Thomas Street; thence run South 69 degrees 53 minutes 08 seconds East 1393.97 feet along the southerly margin of Thomas Street; thence run South 20 degrees 11 minutes 50 seconds West 100.15 feet; thence run South 69 degrees 40 minutes 41 seconds East 1110.36 feet; thence run South 69 degrees 47 minutes 16 seconds East 263.08 feet; thence run North 20 degrees 54 minutes 31 seconds East 100.74 feet to the southerly margin of Thomas Street; thence run South 67 degrees 41 minutes 19 seconds East 50.07 feet along the southerly margin of Thomas Street; thence run South 20 degrees 55 minutes 16 seconds West 99.61 feet; thence run South 69 degrees 33 minutes 57 seconds East 574.79 feet to the westerly margin of Dunbar Avenue; thence run South 20 degrees 33 minutes 31 seconds West 116.70 feet along the westerly margin of Dunbar Avenue; thence run North 69 degrees 39 minutes 28 seconds West 123.05 feet; thence run South 19 degrees 41 minutes 16 seconds West 50.62 feet; thence run South 69 degrees 46 minutes 31 seconds East 122.55 feet to the westerly margin of Dunbar Avenue; thence run South 19 degrees 57 minutes 58 seconds West 125.26 feet along the westerly margin of Dunbar Avenue; thence run South 19 degrees 22 minutes 18 seconds West 433.01 feet along the westerly margin of Dunbar Avenue; thence run North 69 degrees 34 minutes 04 seconds West 1382.44 feet and along the northerly boundary of Salt Breeze Subdivision and Hancock Heights Subdivision Section 2; thence run South 75 degrees 40 minutes 16 seconds West 223.16 feet and along the northerly boundary of Hancock Heights Subdivision Section 2 to the westerly margin of Jackson Boulevard; thence run North 22 degrees 49 minutes 03 seconds West 27.38 feet; thence run South 71 degrees 45 minutes 45 seconds West 120.00 feet and along the northerly boundary of Hancock Heights Subdivision Section 2 to a point on a curve concave to the West having a radius of 1100.00 feet; thence run Southerly 568.74 feet along said curve and along the westerly boundary of Hancock Heights Subdivision Section 2 to a point that is South 00 degrees 58 minutes 28 seconds East 562.42 feet from the aforementioned point; thence run South 69 degrees 47 minutes 16 seconds East 26.62 feet; thence run South 20 degrees 20 minutes 35 seconds West 120.03 feet; thence run South 68 degrees 40 minutes 22 seconds East 100.07 feet to a point on the westerly margin of Jackson Boulevard; thence run South 20 degrees 05 minutes 28 seconds West 67.42 feet along the westerly margin of Jackson Boulevard; thence run North 69 degrees 23 minutes 53 seconds West 1399.91 feet and along the northerly boundary of Hancock Heights Subdivision Section 1; thence run South 20 degrees 40 minutes 31 seconds West 146.58 feet to the northerly margin of Felicity Street; thence run North 69 degrees 28 minutes 59 seconds West 126.10 feet along the northerly margin of Felicity Street; thence run North 69 degrees 29 minutes 24 seconds West 301.34 feet along the northerly margin of Felicity Street; thence run North 85 degrees 37 minutes 33 seconds West 585.81 feet along the northerly margin of Felicity Street; thence run

North 85 degrees 56 minutes 51 seconds West 339.39 feet along the northerly margin of Felicity Street to the POINT OF BEGINNING. Less that part lying within Boardman Avenue (dedicated to the public and unimproved).

PART IV OF PARCEL “F”:

PARCELS 136J-1-38-058.000, 136J-1-38-059.000, 136J-1-38-060.000, 136J-1-38-057.000, 136J-1-38-056.000, 144M-0-19-199.000

A parcel of land situated and being located in the Lassassier Claim, Section 38, Township 8 South, Range 14 West and Section 19, Township 8 South, Range 13 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: BEGINNING at the intersection of the easterly margin of Engman Avenue with the southerly margin of Julia Street; thence run from said POINT OF BEGINNING, South 69 degrees 35 minutes 08 seconds East 2158.77 feet along the southerly margin of Julia Street; thence run South 20 degrees 15 minutes 07 seconds West 373.65 feet; thence run North 69 degrees 15 minutes 19 seconds West 78.80 feet; thence run South 00 degrees 25 minutes 57 seconds West 122.28 feet; thence run North 69 degrees 26 minutes 15 seconds West 104.88 feet; thence run North 69 degrees 58 minutes 30 seconds West 99.00 feet; thence run North 69 degrees 19 minutes 31 seconds West 100.00 feet; thence run North 69 degrees 08 minutes 56 seconds West 99.91 feet; thence run North 69 degrees 51 minutes 53 seconds West 614.83 feet; thence run South 20 degrees 14 minutes 22 seconds West 100.16 feet to the northerly margin of Thomas Street; thence run North 69 degrees 42 minutes 20 seconds West 999.72 feet along the northerly margin of Thomas Street; thence run North 20 degrees 18 minutes 49 seconds East 100.05 feet; thence run North 68 degrees 52 minutes 10 seconds West 340.52 feet to the easterly margin of Engman Avenue; thence run North 45 degrees 56 minutes 46 seconds East 135.59 feet along the easterly margin of Engman Avenue; thence run North 46 degrees 17 minutes 02 seconds East 406.64 feet along the easterly margin of Engman Avenue to the POINT OF BEGINNING.

PART V OF PARCEL “F”:

PARCEL 136J-1-38-022.000

A parcel of land situated and being located in the Lassassier Claim, Section 38, Township 8 South, Range 14 West, City of Bay St. Louis, Hancock County, Mississippi and being more particularly described as follows, to-wit: BEGINNING at the intersection of the easterly margin of Engman Avenue with the northerly margin of Julia Street; thence run from said POINT OF BEGINNING, North 46 degrees 30 minutes 25 seconds East 422.27 feet along the easterly margin of Engman Avenue; thence run South 69 degrees 04 minutes 50 seconds East 150.00 feet; thence run South 46 degrees 25 minutes 11 seconds West 423.63 feet to the northerly margin of Julia Street; thence run North 68 degrees 30 minutes 17 seconds West 150.00 feet along the northerly margin of Julia Street to the POINT OF BEGINNING.

ADDITIONAL PARCELS:

(SHORT ACQUISITION)

A parcel of land located in Section 38, Township 8 South, Range 14 West, Hancock County, City of Bay Saint Louis, Mississippi, described as follows:

A rectangular parcel of land 198 feet by 101 feet off the East side of the below described property, running 198 feet along the North line of Thomas Street to a stake; thence North 20° East 101 feet, more or less, to an iron stake on the North line of Lot 15; thence North 70° West 198 feet; thence Southerly 101 feet, more or less, to the point of beginning on the North line of Thomas Street.

The above described parcel being a part of that parcel of land described as:

Beginning at a point where the south line of Lot 15, Rear First Ward, Bay St. Louis, intersects the East line of Engman Street; thence South 70° East 400 feet along the North line of Thomas Street to a stake; thence North 20° East 101 feet; more or less, to an iron stake on the North line of Lot 15; thence North 70° West 361 feet, more or less, to the East line of Engman Street; thence Southerly along the East line of Engman Street 112.3 feet, more or less, to the place of beginning; being part of Rear Lot 15, Rear First Ward, City of Bay St. Louis, Hancock County, Mississippi, as per the official plat of said City made by E. S. Drake, C. E., and filed in the office of the Clerk of the Chancery Court of Hancock County, Mississippi.

(LANG ACQUISITION)

Approximately 7.4 acres of land, more or less, lying and being situated in Section 24, Township 8 South, Range 14 West, Hancock County, Mississippi, being in the Carver Claim, the Lardasse Claim and the Lassassier Claim, and bounded as follows:

Bounded on the North by Bayou Lardasse (also known as Joe’s Bayou); on the West by Joe’s Bayou Road; on the East by Joe’s Bayou and by property of Mardi Gras Casino Corp.; and on the South by property now or formerly of W. H. Guy. Said tract has a width east and west of approximately 300 feet by a length north and south of 1,700 feet, more or less. LESS AND EXCEPT a small tract formerly conveyed to Joseph Caspolich.

Said property bears the following tax parcel numbers: 136Q-1-42-009.000, 136Q-2-42-012.000, 136Q-1-37-008.000 and 136Q-2-37-011.000.

(DAVIS ACQUISITION)

Commence at that point common to Sections 25 and 26 in the South line of Section 42, Township 8 S, Range 14 W, Bay St. Louis, Hancock County, Mississippi, and thence run N 01 degrees, 08 minutes, 55 seconds E, 1,045.77 feet to a point; thence run S 88 degrees, 08 minutes, 45 seconds W, 951.86 feet to a point; thence run S 55 degrees 24 minutes, 45 seconds E, 240.84 feet to an iron pipe; thence run N 47 degrees, 50 minutes E, 524.55 feet to an iron pipe; thence run N 42 degrees, 10 minutes W, 1,168.4 feet to a concrete monument and the point of beginning. Said point of beginning further being described as the Northwest Corner of the first described tract in a deed from Mrs. Kate Humphreys to Ellen Alice Vairin, recorded in Book X, Pages 548-549 of the Hancock County Deed Records, and thence run S 42 degrees, 10 minutes E, 1168.4 feet to an iron pipe; thence run S 47 degrees, 50 minutes W, 524.55 feet to an iron pipe situated on the East margin of Blue Meadow Road; thence run S 39 degrees E along the East margin of said road a distance of 148.50 feet to the point of beginning of that property hereby described. From said point of beginning thence continue S 39 degrees E along the East margin of said road a distance of 148.50 feet to an iron rod; thence run N 49 degrees, 9 minutes 20 seconds E, 890.0 feet to an iron rod; thence run N 17 degrees, 15 minutes, 10 seconds E, 904.17 feet to an iron rod; thence run N 89 degrees, 52 minutes, 22 seconds W, 503.86 feet to an iron rod; thence run S 0.00 degrees, 0.00 minutes E 864.17 feet to an iron rod; thence run S 48 degrees, 39 minutes, 56 seconds W, 707.23 feet back to the point of beginning. Said parcel contains 10.1 acres, more or less, and is in and a part of the Lardasse Claim, Township 8 South, Range 14 West, Bay St. Louis, Hancock County, Mississippi.

(ROSE ACQUISITION)

Commence at that point common to Section 25 and 26 in the South line of Section 42, Township 8 S, Range 14 W, Bay St. Louis, Hancock County, Mississippi, and thence run N 01 degrees, 08 minutes, 55 seconds E, 1045.77 feet to a point; thence run S 88 degrees, 08 minutes, 45 seconds W, 951.86 feet to a point; thence run S 55 degrees, 24 minutes, 45 seconds E, 240.84 feet to an iron pipe; thence run N 47 degrees, 50 minutes E, 524.55 feet to an iron pipe; thence run N 42 degrees, 10 minutes W, 1,168.40 feet to a concrete monument and the point of beginning. Said point of beginning further being described as the Northwest Corner of the first described tract in a deed from Mrs. Kate Humphreys to Ellen Alice Vairin, recorded in Book X, Pages 458-459 of the Hancock County Deed Records, and thence run S 42 degrees, 10 minutes E, 1168.4 feet to an iron pipe; thence run S 47 degrees, 50 minutes W, 524.55 feet to an iron pipe situated on the East margin of Blue Meadow Road; thence run S 39 degrees E along the East margin of said road a distance of 148.50 feet to an iron rod; thence run N 48 degrees, 39 minutes, 56 seconds E, 707.23 feet to an iron rod; thence run N 0.00 degrees, 0.00 minutes E, 864.17 feet to an iron rod; thence run N 89 degrees, 52 minutes, 22 seconds W, 1020.14 feet back to the point of beginning. Said parcel contains 13.5 acres, more or less, and is in a part of the Lardasse Claim, Township 8 South, Range 14 West, Bay St. Louis, Hancock County, Mississippi.

(HILLE ACQUISITON)

Lots 25 and 26, Block 1, Toulme Subdivision, City of Bay St. Louis, Hancock County, Mississippi, as per the official plat of said subdivision recorded in the office of the Clerk of the Chancery Court of Hancock County, Mississippi, in Deed Book I-3, Page 462.

Together with all and singular, the rights, privileges, improvements and appurtenances to the same belonging or in anywise appertaining.

Hollywood Casino at Charles Town Races, Charles Town, WV

GROUP A

TRACT NO. 1

All those certain parcels situated entirely in either the Corporation of Ranson or the Charles Town Magisterial District, both in Jefferson County, West Virginia, and subject to all the easements thereon existing of record, and designated as Parcels 4, 5, 6, 10, 11, 12, 13, 17 and 18 in the Corporation of Ranson and Parcels 1, 2, 3, 7, 8, 9, 14, 15 and 19 in the Charles Town Magisterial District on the “D8 M8 also D2 M3, D2 M5 and D2 M7 plat from survey of the properties of Charles Town Turf Club, Inc., and Shenandoah Corporation intended for conveyance to Charles Town Racing Limited Partnership” dated 18 July 1983, revised 23 Aug. 1983, by John Stroud Kusner, West Virginia Licensed Land Surveyor No. 328 and Pascal C. DiMagno, West Virginia Registered Professional Engineer No. 5071.

In the Corporation Of Ranson all parcels are described as their components are designated and dimensioned on the map of the property of the Charlestown Mining, Manufacturing and Improvement Company dated 1890-91 and of record at the office of the Clerk of the County Court of Jefferson County, West Virginia, in Deed Book “X” on page 001:

A.                                    Parcel 4 is the consolidation of Block 99 entire, shown as containing 13.35 acres, plus the unnumbered hi-concave triangular area shown next east thereof as containing 0.42 acres, plus the southern 40-foot margin of the Belt Avenue right-of-way east of the Marshall Street right-of-way all of eastern limit, joined to the Railroad Avenue right-of- way north of the 5th Avenue right-of-way northern limit, but all computed from survey as containing 810,607 square feet or 18.6090 acres, total, combined with all the grantor’s rights, title and interest in the apparently never developed avenue with an apparently never consummated railway location on its center line,

B.                                    Parcel 5 consists of Lots 18, 19, 20, 21, 22, 23, 24 and 25 in Block 98, plus Parcel 11, consisting of Lots 1 and 2 in the same Block 98, which are combined with the lots in Parcel 5 in the deed of record in Deed Book 291 from page 312 to the grantor hereof and captioned therein as deeded Parcel No. 10.

C.                                    Parcel 6 consists of Lots 4, 5, 6 and 7, which combined with Parcel 10 consisting of Lots l, 8, 9, 10, 11 and 12, and combined with Parcel 12 consisting of Lot 3, and Parcel 21 consisting of Lot 2, all in Block 96, are all collectively captioned in the aforesaid Deed Book 291 from page 312 deed to the grantor as deeded Parcel No. 9, in addition Deed Book 358 from page 062 records the conveyance of all of Lot 13 in the same Block 96, as deeded Parcel B., to the grantor hereof, of which Parcel 18 consists.

D.                                    Parcel 13 consists of Lots 1 thru 20 in Block 95 which are deeded collectively to the grantor hereof as Parcel No. 8 of record in the aforesaid Deed Book 291 from page 312.

E.                                     Parcel 17 consists of Blocks 126, 127 and 128, together with all the grantor’s rights, title and interest in the rights-of-way shown for Forrest and Lee Streets between Belt and 10th Avenues and in 9th Avenue between said Forrest and Lee Streets, all un-constructed, as conveyed from Roger J. Perry, Trustee, to the grantor hereof by deed dated on 01 April 1973, of record in Deed Book 358 from Page 062, and computed from survey as containing a total of 850,873 square feet or 19.5334 acres.

In the Charles Town Magisterial District, Parcels 1, 2, 3, 7, 8, 9, 14, 15, and 19 combined without consolidation, collectively more particularly bounded as follows:

All line directions are expressed in Azimuth angle accruing continuously clockwise through 360° from the Railroad Map (hereinafter referenced) NORTH, as derived from actual alignment measurement of the track tangent dimension bearing S 17° 29’ W between stations 495+10.80 and 505+31.98 at -0° 01’ Azimuth Equation, and extended in the same direction S 17° 28’ W.

Beginning at the (now Chessie System) Baltimore and Ohio Railroad Company Baltimore Division Winchester and Potomac Railroad Main Line right-of-way northern limit as designated on said Baltimore and Ohio Railroad Company right-of-way and Track Map V-30.115, dated June 30, 1918 and revised to Jan. 23, 1959, but dimensioned as recalculated from actual measurement, said BEGINNING POINT located from Railroad track center line station 509+37.54 radially to the right 20.00 feet and located at the intersection of the right-of-way southern limit of the Ranson unnamed south marginal street occupied by WV County Numbered Rte. 17/4 and the aforesaid Railroad right-of- way eastern limit, and hereinafter designated as Cor.25; thence one course with said Railroad right-of-way E limit. (Right-of-way is hereinafter abbreviated “R/W.”).

From		Azimuth,

Cor.	thence with	or Delta	Feet	Offset

25	Parallel to Railroad track tangent	197° 29’ 00”		1201.59 L 20

26	Blue Ridge Livestock

	Sales, Inc., DB 144 P 088 by fence	153° 25’ 33”	576.86

27	Same as the foregoing, old fence deflects	153° 38’ 37”	191.97

28	E. North Street R/W, by occupation,

	N limit fence	066° 06’ 36”		178.39

29	N extension and TRUSSELL, William E.

	DB 162 P 268 tract E limit as occupied by old chain link fence and S extension to intersection W. U.S. Rte. 340 R/W	156° 06’ 36”		566.24

30	U.S. Route 340 R/W N limit to deflection point	066° 51’ 33”		233.88

31	U.S. Route 340 R/W N limit beyond deflection point	066° 17’ 14”		105.68

32	Southern Courts, Inc. DB 207 P 535

	tract W limit	336° 06’ 36”		533.04

33	Same as the foregoing tract, N limit	062° 55’ 04”	259.80

34	Same as the foregoing tract, E limit	158° 46’ 14”	285.97

35	SOUTHERN COURTS, INC. DB 344 P 242

	parcel, HUNT, Shirley R. Will Bk. “K” p 061 residue, and SIOUX Properties, PTN. DB 417 P 742 parcel, all combined, N limit	068° 01’ 49”		378.00

36	SIOUX Properties, PTN.

	DB 417 p 742 E limit	164° 06’ 05”		253.47

37	U.S. Route 340 R/W N limit,
	parallel to highway	066° 17’ 14”		770.97

38	U.S. Route 340 R/W N limit,

	approx. radial offset	337° 30’ 41”		24.79

39	U.S. Route 340 R/W N limit,

	parallel to highway	067° 05’ 04”		702.63

40	U.S. Route 340 R/W N limit,

	fillet into Rte.17 R/W	036° 05’ 13”		44.40

41	WV County Numbered Rte.17 R/W

	limit, parallel	349° 24’ 21”		2,011.82

42	Same as the foregoing,

	approx. perpendicular offset	076° 23’ 35”		15.08

43	Same as the foregoing, junction with

	Rte. 17/4, fillet by Circular Arc to the Left thru Delta of at Radius of 145.99 ft., a Degree curve, thru Arc Length subtending a Chord aligned	112° 19’ 46” 39° 14’ 47” 294° 19’ 05”	of 286.22	242.53

44	End of fee R/W, perpendicular

	offset to Rte. 17/4 center line	327° 24’ 56”		43.89

12	WV County Numbered Rte. 17/4,

	center line	238° 40’ 24”		191.19

11	Crossing said Rte. 17/4 easement northern

	½ and continuing undeflected with the Shenandoah Corporation DB 223 P 111 (to Charles Town Raceway, Inc.) tract indented W limit	013° 50’ 16”		629.20

10	Said Shenandoah Corp. tract

	indented S limit	266° 57’ 44”	1,370.00

9	Corporation of Ranson E boundary	165° 06’ 30”	980.00

19	Phillips, Albert and Teresa C. DB 489

	p 500 subdivision, combined NW limit	025° 36’ 11”	368.81

20	Same as the foregoing, combined NE limit	145° 13’ 55”	354.83

21	WV County Numbered Route 17/4 center

	line	238° 40’ 24”		375.48

22	Corp. of Ranson E boundary, crossing the legislative easement limit at 31.27 ft. at Plat point 22A, also the Parcel 1 (deed and inventory) N limit by DB 291 P 312, and continuing 11.16 feet additional to the Corporation of Ranson boundary Corner 23.	165° 06’ 30”	42.43

23

Corp. of Ranson and also unnamed public R/W occupied by WV County Numbered Rte. 17/4 S limit, rejoined by the DB 291 P 312 description N limit at 28.81 feet, at plat point 23A, and continuing to point of deflection at

		260° 29’ 09”		394.90 Total

24	With the foregoing S limit, to Cor. 25,

Containing 6,440,545 square feet or 147.8546 acres, computed horizontal measure.

Also conveyed herewith are all the grantor’s right, title and interest in the small triangular area overlapping into the Corporation of Ranson by description of the DB 291 P 312 deed conveying Parcel 1 to the grantor hereof, who has also been in established in occupation of the same for several decades, and dimensioned as follows:

Beginning at Cor.22A at the WV County Numbered Route 17/4 legislative easement S limit where intersected by the Corp. of Ranson E boundary; thence with the latter 165° 06’ 30” 11.16 feet to the Corp. of Ranson boundary corner at Cor.23; thence with the Corp. of Ranson S. boundary 260° 29’ 09” 28.81 feet to Cor.23A therein; thence 058° 40’ 24” 29.90 feet to the point of BEGINNING, containing 160 square feet or 0.0037 acre, computed horizontal measure.

All of the above property is more particularly shown and described on the plat from survey of the properties of Charles Town Turf Club, Inc. and Shenandoah Corporation intended for conveyance to Charles Town Racing Limited Partnership, situated in the Corporation of Ranson and Charles Town Magisterial District, Jefferson County, West Virginia, dated July 18, 1983, and revised to 23 August 1983 prepared by John Stroud Kusner, West Virginia Licensed Land Surveyor No. 328 and Pascal C. DiMagno, West Virginia Registered Professional Engineer No. 5071, which said plat is recorded in four parts in the office of the Clerk of the County Commission of Jefferson County, West Virginia, in Plat Book 6 at Page 57.

Tract No. 2

All those certain parcels with all improvements thereon situated entirely in the Charles Town Magisterial District of Jefferson County, West Virginia, and subject to all the easements thereon existing of record, and designated as Parcel 16, Parcel 20 South Portion and Parcel 20 North Portion on the “D8 M8 also D2 M3 D2 M5 and D2 M7 Plat from Survey of the Properties of Charles Town Turf Club, Inc. and Shenandoah Corporation intended for Conveyance to Charles Town Racing Limited Partnership” dated 18 July 1983, revised 23 Aug. 1983, by John Stroud Kusner, West Virginia Licensed Land Surveyor No. 328 and Pascal C. DiMagno, West Virginia Registered Professional Engineer No. 5071, and more particularly bounded as follows:

All line directions are expressed in AZIMUTH angle accruing continuously clockwise through 360° from the Railroad Map (hereinafter referenced) NORTH, as derived from actual alignment measurement of the track tangent dimension bearing S 17° 29’ W between stations 495+10.80 and 505+31.98 at -0” 01’ Azimuth Equation, and extended in the same directions S 17° 28’ W.

A.            Parcel No. 16

Beginning at The (now Chessie System) Baltimore and Ohio Railroad Company Baltimore Division Winchester and Potomac Railroad Main Line right-of-way northern limit as designated on said Baltimore and Ohio Railroad Company Right-of-Way and Track Map V-30.1/5, dated June 30, 1918 and Revised to Jan. 23, 1959, but dimensioned as recalculated from actual measurement, said BEGINNING POINT located from track center line station 477+26.59 radially to the Right 18.00 feet and hereinafter designated as Cor. 63; thence 4 courses with the aforesaid right-of-way S limit:

From		Azimuth,						Offset

Cor.	thence by	or Delta	Feet		to C.L.Sta.		(Feet)

63	Parallel to RR track Tangent	218° 31’ 58”		810.77		485+37.36		R 18

64	Circular Arc to the Left

	thru Delta at Radius of 2666.93 ft. thru Arc Length subtending a Chord aligned	of 12° 10’ 11” 212° 26’ 53”	of 566.40	565.40		491+00.0		R 18

65	Radial Offset to the Right 296° 21’ 47”		2.00		491+00.00		R 20

66	Circular Arc to the Left

	thru Delta at Radius of 2668.93 ft. thru Arc Length subtending a Chord aligned	of 01° 43’ 47” 205° 29’ 53”	of 80.57	80.57		491+79.97		R 20

Thence departing from the

	Railroad right-of-way:

67 Corporation of Ranson

	E boundary	345° 06’ 30”		1590.72

68 Burns, John C. heirs

DB 073 P 524 farm	105° 46’ 19”	1302.76 to
the point of beginning.

Containing 852,455 square feet or 19.5697 acres, computed horizontal measure.

B. Parcel 20, South Portion

Beginning at the intersection of the State Secondary Route 17 legislative easement measured center line with The (now Chessie System) Baltimore and Ohio Railroad Company Baltimore Division Winchester and Potomac Railroad Main Line right-of-way southern limit as designated on said Baltimore and Ohio Railroad Company Right-of-way and Track Map V30.1/5, dated June 30, 1918 and Revised to Jan. 23, 1959, but dimensioned as recalculated from actual measurement, said BEGINNING POINT located from RR track center line station 443+52.79 radially to the Left 18.00 feet and hereinafter designated as Cor. 1; thence 7 courses with the aforesaid right-of-way S limit:

From		Azimuth,					Offset

Cor.	thence by	or Delta	Feet	to C.L.Sta.		(Feet)

1 Circular Arc to the Left

	thru Delta at Radius of 2130.03 ft. thru Arc Length subtending a Chord aligned		of 20° 35’ 56” 279° 32’ 29”	of 765.79 761.67	451+25.04		L 18

	2 Oblique Offset to the Left		192° 42’ 00”	7.20	451+26.74		L 25

3 Circular Arc to the Left

	thru Delta at Radius of 2123.03 ft. thru Arc Length subtending a Chord aligned		of 15° 21’ 22” 261° 31’ 07”	of 569.00 567.30	457+02.44		L 25

	4 Radial Offset to the Right		343° 50’ 26”	7.00	457+02.44		L 18

5 Circular Arc to the Left

	thru Delta at Radius of 2130.03 ft. thru Arc Length subtending a Chord aligned		of 35° 18’ 29” 236° 11’ 12”	of 1312.61 1291.94 470+26.15		L 18

	6 Parallel to RR track Tangent	218° 31’ 58”		1511.21 485+37.36	L 18

7 Circular Arc to the Left

thru Delta at Radius of 2630.93 ft. thru Arc Length subtending a Chord aligned		of 14° 54’ 48” 211° 04’ 33”	of 684.79 682.86	492+26.84	L 18

Thence departing from the Railroad right-of-way:

8 Corporation of Ranson E

boundary		165° 06’ 30”	345.81 with
old fence

9 Charles Town Turf Club DB 291 P 312

Parcel 7 Inventory Parcel 9

NW limit		086° 57’ 44”	1370.00 to
unmarked corner

10 Same as the foregoing,

NE limit	193° 50’ 16”		629.20 to
unmarked corner
11 WV County Numbered

Rte. 17/4 center line		058° 40’ 24”	191.19 to
unmarked corner
12 WV County Numbered Rte.

17/4 crossing to N limit at beginning fee R/W		327° 24’ 56”	30.00 to
unmarked corner

13 WV County Numbered Rte.

17/4 deflected N limit		058° 04’ 11”	258.68 to
unmarked corner
14 CAVALIER, Cyrus W. DB 388

P 519 trailer court W limit 009° 15’ 46”			719.80 old
fence, to cor.
15 Same as the foregoing,

N limit		105° 17’ 29”	127.06 old
fence, to cor.

16 Kinghelde, Gordon J. DB 323

P 605 tract (formerly Venable) W limit	028° 56’ 19”		813.00 old
fence, to cor.

17 Same as the foregoing,

N limit		105° 19’ 33”	419.43 line of
old fence, extd.
to Rt. 17 axis

18 State Secondary Route 17

axis		028° 42’ 55”	2026.39 to point
of beginning.

CONTAINING 5,576,654 square feet or 128.0224 acres, computed horizontal measure.

C.            Parcel 20, North Portion

BEGINNING at The (now Chessie System) Baltimore and Ohio Railroad Company Baltimore Division Winchester and Potomac Railroad Main Line right-of-way northern limit as designated on said Baltimore and Ohio Railroad Company Right-of-Way and Track Map V-30.1/5, dated June 30, 1918 and revised to Jan. 23, 1959, but dimensioned as recalculated from actual measurements, said BEGINNING POINT located from railroad track center line station 448+85.46 radially to the right 20.00 feet and hereinafter designated as Cor. 51; thence 5 courses with the aforesaid right-of-way N limit:

From		Azimuth,				Offset

Cor.	thence by	or Delta	Feet	to C.L.Sta.	(Feet)

51 Circular Arc to the Left

	thru Delta at Radius of 2168.03 ft. thru Arc Length subtending a Chord aligned	of 3° 07’ 13” 274° 04’ 23”	of 118.07 118.06	450+02.44		R 20

52 Radial Offset to the Right		002° 30’ 44”	10.00	450+02.44		R 30

53 Circular Arc to the Left

	thru Delta thru at Radius of 2178.03 ft. thru Arc Length subtending a Chord aligned	of 18° 40’ 17” 263° 10’ 35”	of 709.78 706.64	457+02.44		R 30

54 Radial Offset to the Left		163° 50’ 26”	12.00	457+02.44	R 18

55 Circular Arc to the Left

thru Delta at Radius of 2166.03 ft. thru Arc Length subtending a Chord aligned		of 9° 52’ 25” 248° 54’ 13”	of 373.26 372.80	460+72.59	R 18

Thence departing from the Railroad right of way:

56 Burns, John C. hrs.

DB 073 P 524 farm		021° 55’ 26”	683.23 w. old
wire fence to
fence junction

57 Same as the foregoing	117° 43’ 43”		176.31 with old
stone wall fence

58 Same as the foregoing	110° 31’ 50”		223.34 with old
wire fence to corner

59 Same as the foregoing	021° 35’ 55”		84.78 with old
wire fence to corner

60 Same as the foregoing	103° 50’ 36”		344.99 with old
wire fence to corner

61 Same as the foregoing	093° 53’ 20”		189.48 with old
wire fence to corner

62 Same as the foregoing	182° 49’ 19”		245.90 to point
of beginning,

CONTAINING 355,796 square feet or 8.16880 acres, computed horizontal measure.

All of the above property is more particularly shown and described on the plat from survey of the properties of Charles Town Turf Club, Inc. and Shenandoah Corporation intended for conveyance to Charles Town Racing Limited Partnership, situated in the Corporation of Ranson and Charles Town Magisterial District, Jefferson County, West Virginia, dated July 18, 1983, and as amended August 23, 1983, prepared by John Stroud Kusner, West Virginia Licensed Land Surveyor No. 328 and Pascal C. DiMagno, West Virginia Registered Professional Engineer No. 5071, which said plat is recorded in four parts in the office of the Clerk of the County Commission of Jefferson County, West Virginia, in Plat Book 6 as Page 57;

and being the same real estate conveyed to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by Charles Town Racing Limited Partnership, a West Virginia limited partnership, by deed dated January 15, 1997, and recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 852, page 313.

There is excepted and reserved from the hereinabove described real estate the following real estate conveyed by:

1.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership to Samuel J. Geris, Sr., by deed dated October 28, 1987 and recorded in the aforesaid Clerk’s office in Deed Book 590, page 202.

2.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership, to Samuel J. Geris, Sr., by deed dated October 28, 1987, and recorded in the aforesaid Clerk’s office in Deed Book 590, page 206.

3.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership and Charles Town Races, Inc., a West Virginia corporation to Jefferson Security Bank, a corporation, by deed dated December 11, 1987, and recorded in the aforesaid Clerk’s office in Deed Book 594, page 734.

4.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership, to Southern Courts, Inc., a West Virginia corporation, by deed dated December 2, 1986, and recorded in the aforesaid Clerk’s office in Deed Book 581, page 717 and re-recorded in Deed Book 617, page 742.

5.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership to Samuel J. Geris, Sr., by deed of correction dated October 28, 1987, and recorded in the aforesaid Clerk’s office in Deed Book 672, page 284.

6.                                      Charles Town Racing Limited Partnership, a West Virginia limited partnership to Southern Courts, Inc., by deed dated December 3, 1987, and recorded in the aforesaid Clerk’s office in Deed Book 576, page 597.

7.                                      Orders of the Circuit Court of Jefferson County, West Virginia to the West Virginia Department of Highways entered in a civil action styled, “West Virginia Department of Highways, et al vs Charles Town Racing Limited Partnership, a West Virginia limited partnership, at al”, Civil Action. No. 87-C-422, entered on November 23, 1987, recorded September 16, 1991, in the aforesaid Clerk’s office in Deed Book 691, page 308.

8.                                      Orders of the Circuit Court of Jefferson County, West Virginia to the West Virginia Department of Highways entered in a civil action styled, “West Virginia Department of Highways, et al vs Charles Town Racing Limited Partnership, a West Virginia limited partnership, at al”, Civil Action No. 90-C-119, entered on April 30, 1990, and recorded on September 16, 1991, in the aforesaid Clerk’s office in Deed Book 691, page 305.

9.                                      PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, to R. J. Sepco, Inc., a Pennsylvania corporation, by deed dated March 7, 1997, and recorded in the aforesaid Clerk’s office in Deed Book 856, page 133.

10.                               PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, to the City of Ranson Building Commission, by deed dated May 7, 2012, and recorded in the aforesaid Clerk’s office in Deed Book 1109, page 542.

GROUP B

All of those certain lots or parcels of real estate situate in the Corporation of Charles Town of Jefferson County, West Virginia, and more particularly described as follows:

Parcel One:

All of that certain tract or parcel of land containing 1.73 acres, situate near and north-east of Charles Town, Jefferson County, West Virginia, being part of the land conveyed to Harry B. Langdon by the Charles Town Horse Show Association by deed dated the 4th day of December, 1921, and recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 136, at page 349, and bounded and described according to a survey made by J. J. Skinner, Surveyor, as follows:

Beginning at a stake, a corner of the purchase of Langdon from the Charles Town Horse Show Association, said stake being N. 18-08 W. 50 ft. from original corner, a post in the line between the lands of Bassett W. Mitchell and Washington Court, which stands S. 10-08 E. at a distance of 4 ft. from the intersection of an extension of the South line of North Street, thence with the Allen property N. 18-08 W. 617.3 ft. to Baltimore and Ohio Railroad right-of-way; thence with same N. 23-04 E. 166.9 ft. to a stake; thence by a new line S. 18-08 E. 753.7 ft. to the 50 ft. right-of-way; thence with same S. 77-30 W. 110.5 ft. to the beginning, containing 1.73 acres, a plat of which was attached and made a part of that deed dated March 1, 1936, and recorded in the aforesaid Clerk’s office in Deed Book 142, page 529.

Parcel Two:

All of that certain lot or parcel of land, situate near and northeast of Charles Town, in Jefferson County, West Virginia, containing 61 acre, adjoining the eastern boundary of the land conveyed to the said Blue Ridge Livestock Sales, Inc., by the said Harry B. Langdon by deed dated March 1, 1936, the property herein conveyed being described as follows:

Beginning at the southeastern corner of said present land of said Blue Ridge Livestock Sales, Inc., in the north line of the right-of-way hereinafter mentioned, thence with the eastern line of said Blue Ridge Livestock Sales, Inc., property N. 18-08 W. 753.7 ft. to the Baltimore & Ohio Railroad right-of-way, thence with the same N. 23-04 E. 20 feet, thence by a new line S. 2 1-00 E. 768 ft. to the northern line of said right-of- way, thence with the same S. 77-3 0 W. 55 ft. to the beginning, a plat of which was made by J. J. Skinner, and made a part of that deed dated June 5, 1936, and recorded in the aforesaid Clerk’s office in Deed Book 144, page 89.

Parcel Three:

All of that certain lot containing two and one-half (2 1/2) acres of land, more or less, and more particularly described as follows:

The two and one-half (2 1/2) acres of land, more or less, on which it stands with all improvements, situate in the corporate limits of the City of Charles Town, Jefferson County, West Virginia, and bounded as follows:

On the north by the Winchester and Potomac Railroad (now Baltimore and Ohio Railroad); on the east by Andrew Hunter’s land (now, or formerly lands of Blue Ridge Livestock Sales, Inc.); on the south by land formerly belonging to William H. Travers land; and on the west by Lots Nos. 2, 3, 4, 5, 6, 7 and 11, as shown on a plat recorded with a deed from R. A. Hessey and wife, dated March 30, 1889 recorded in the aforesaid Clerk’s office in Deed Book T, pages 132-133;

and being the same real estate conveyed to P.N.G.I. Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by Blue Ridge Livestock Sales, Inc., a West Virginia corporation, by deed dated July 25, 1997, and recorded in the aforesaid Clerk’s office in Deed Book 869, page 413.

GROUP C

All that certain lot or parcel of real estate, situate in the Town of Ranson, Jefferson County, West Virginia, and designated as “Lot 1”, containing 0.6275 acres, more or less, as shown upon that certain plat of survey made by Ed Johnson and Associates, Inc., entitled, “Plat Showing Lots 1-4 NP3-B Property, L.P “, dated July 31, 1998 and recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, page 415;

and being the same real estate conveyed to Penn National Gaming of West Virginia, Inc., a West Virginia corporation, by 5th Avenue Sports Bar & Grill LLC, a West Virginia limited liability company, by deed dated September 28, 1999, and recorded in the aforesaid clerk’s office in Deed Book 930, page 675 and being the same real conveyed to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by Penn National Gaming of West Virginia, Inc., a West Virginia corporation, by Confirmatory Deed dated August 24, 2004 and recorded in the aforesaid clerk’s office in Deed Book 999, page 231.

GROUP D

All those certain lots or parcels of real estate situate in the Town of Ranson, Jefferson County, West Virginia and being described as follows:

Parcel A: Lots 1 through 8 containing 0.2176 acres, 0.1751 acres, 0.2520 acres, 0.1722 acres, 0.1946 acres, 0.1475 acres, 0.1005 acres, and 0.1003 acres, respectively, the same is designated and described on a plat entitled, “Plat showing Lots 1-8 a Resubdivision of Lots 1, 2, 5, 6 and 18 through 25, Block 98, NP3-B Property, L.P.”, made by Ed Johnson and Associates, Inc., said plat being recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 884, Page 645.

Parcel B: Lots 5 through 11, containing 0.1189 acres, 0.1074 acres, 0.0778 acres, 0.1036 acres, 0.1724 acres, 0.1204 acres and 0.0782 acres, respectively, the same is designated and described on a plat entitled, “Plat Showing Lots 4-11 a Resubdivision of Lots 21-33, Block 113, NP3-B Property, L.P.”, made by Ed Johnson and Associates, Inc., said plat being recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 884, Page 639.

Parcel C: Lots 1 and 2, containing 0.2369 acres and 0.0743 acres, respectively, the same is designated and described on a plat entitled, “Plat showing Lots 1-2 a Resubdivision of Lots 34-37, Block 113, NP3-B Property, L.P.”, made by Ed Johnson and Associates, Inc., said plat being recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 884, Page 641.

Parcel D: Lots 1 and 2, containing 0.1951 acres and 0.3214 acres, respectively, the same is designated and described on a plat entitled, “Plat showing Lots 1-2 a Resubdivision of Lots 8-13, Block 96, NP3-B Property, L.P.”, made by Ed Johnson and Associates, Inc., said plat being recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 884, Page 646.

Parcel E: Lots 2 and 4, containing 0.6355 acres and 5.6579 acres, respectively, the same is designated and described on a plat entitled, “Plat showing Lots 1-4, NP3-B Property, L.P.”, made by Ed Johnson and Associates, Inc., said plat being recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 912, page 415;

and being the same real estate conveyed to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by NP3-B Property, L.P., a Texas limited partnership, doing business as NP3-B Property, Limited Partnership, by deed dated December 9,1998, and recorded in the aforesaid clerk’s office in Deed Book 922, page 27.

LESS AND EXCEPT that portion of said Parcel E conveyed to the West Virginia Department of Transportation, Division of Highways by Deed dated March 7, 2012 and recorded in Deed Book 1117, page 112.

GROUP E

All that certain tract or parcel of real estate situate, lying and being in Charles Town District, Jefferson County, West Virginia, and more particularly described as follows:

Beginning at a 5/8” rebar found (202) in the center of a 16’ right of way and at a common corner with Flowing Springs Gardens Associates (DB 620, P 125), said point being on the eastern margin of Relocated Route 17; thence with said road margin the following three (3) courses and distances, 53° 12’ 53” W 113.57 feet to a 5/8” capped rebar set (306); thence S 67° 26’ 38” W 242.59 feet to a 5/8” capped rebar set (310); thence N 09° 12’ 23” W 13.89 feet to a 5/8” capped rebar set (311), at a corner with PNGI (DB 852, P 313); thence with a line of same, N 15° 35’ 42” E 665.86 feet to a WVDOH concrete monument found (232); thence with a line of Relocated WV Route 17, S 67° 46’ 46” E 129.50 feet to a 5/8” capped rebar previously set (263) at a corner of Kinchekloe (DB 323, P 605); thence with same, S 67° 00’00” E 52.33 feet to a 518” capped rebar found (201) at a common corner of said

Kinchekloe and the aforementioned Flowing Springs Gardens Associates, said point being in the center of said 16’ right of way; thence with the center of said right of way and Flowing Springs Gardens Associates for six (6) courses and distances, S 22° 53’ 00” W 49.50 feet to a 5/8” capped rebar set (200); thence S 67° 07’ 00” E 23.40 feet to a 3/4” rebar found (299); thence S 22° 28’ 41” W 68.50 feet to a 5/8” rebar found (207); thence S 15° 57’ 00” W 55.00 feet to a 3/4” capped rebar found (206); thence S 13° 15’ 00” W 185.18 feet to a 5/8” rebar found (205); thence S 35° 05’ 05” E 89.75 feet to the place of beginning containing 2.744 acres, more or less;

and being the same real estate conveyed to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company by Frederick W. Kratz, as Guardian and PNGI Land Conservator for Cyrus W. Cevalier, a protected person, by deed dated August 31, 2000, and recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 940, page 485.

GROUP F

All that certain tract or parcel of real estate situate, lying and being in Charles Town District, Jefferson County, West Virginia, and more particularly described as follows:

Beginning at a 518” rebar found (202) in the center of a 16’ right of way and at a common corner with Cavalier (DB 388, P 519), said point being on the eastern margin of Relocated Route 17; thence with said Cavalier and the center of said right of way the following six (6) courses and distances, N. 35° 05’ 05” W. 89.75 feet to a 5/8” rebar found (205); thence N. 13° 15’ 00” E. 185.18 feet to a 3/4” capped rebar found (206); thence N. 15° 57’ 00” E. 55.00 feet to a 5/8” rebar found (207); thence N. 22° 28’ 41” E. 68.50 feet to a 3/4” rebar found (299); thence N. 67° 07’ 00” W. 23.40 feet to a 5/8” capped rebar set (200); thence N. 22° 53’ 00” E. 49.50 feet to a 5/8” capped rebar found (201) in a line of Kincheloe (DB 323, P 605); thence with same, S. 67° 00’ 00” E. 313.50 feet to a 5/8”capped rebar found (14) in the aforementioned Route 17 road margin; thence with said road margin the following two (2) courses and distances, S. 38° 28’ 56” W. 204.80 feet to a 5/8” capped rebar found (218); thence S. 53° 24’ 54” W. 237.85 feet to the place of beginning, containing 1.856 acres, more or less;

and being the same real estate that was conveyed to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by Flowing Springs Garden Associates, a West Virginia general partnership, by deed dated September 13, 2000, recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia, in Deed Book 940, page 730.

There is excepted and reserved that certain tract or parcel of real estate conveyed by Kratz Motel, Inc., a West Virginia corporation, to the West Virginia Department of Highways, a corporation, by deed dated May 16, 1975 and recorded in Deed Book 391, page 62.

GROUP G

All that certain parcel of real estate situate in Charles Town District, Jefferson County, West Virginia, and more particularly described as follows:

Containing 1.2303 acres, more or less, as shown and described on plat entitled “Merger Plat Jefferson Security Bank”, prepared by Edward L. Johnson, Jr., P.S., dated August 23, 2000, and recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 944, page 297 [Tax Map 8, part of parcel 11.00041];

and being the same real estate conveyed by Jefferson Security Bank, a West Virginia banking corporation, to PNGI Charles Town Gaming Limited Liability Company, a West Virginia limited liability company, by deed dated January 22, 2001, and recorded in the office of the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 944, page 295.

GROUP H

All that certain lot or parcel of land, with the improvements and appurtenances thereunto belonging, situate in what is known as the Corporation of Ranson District, Jefferson County, West Virginia, and more particularly described as follows:

PARCEL A: Being all of Lot 1 “office use”, containing 0.1437 acres, as the same is designated and described on a plat entitled “Plat Showing Lots 1-3 a Resubdivision of Lots 1-10, Block 97 NP3-B Property L.P.”, made by Ed Johnson & Associates, Inc., said plat being recorded in the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, at Page 413. [TAX MAP 5/Parcel 188.1]

PARCEL B: Being all of Lot 2 “Commercial Use” containing 0.3201 acres, as the same is designated and described on a plat entitled “Plat Showing Lot 1-3 a Resubdivision of Lots 1-10, Block 97 NP3-B Property L.P.”, made by Ed Johnson & Associates, Inc., said plat being recorded in the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, at Page 413. [TAX MAP 5/Parcel 188]

PARCEL C: Lot 3, containing 0.4465 acres, the same is designated and described on a plat entitled “Plat Showing Lots 1-3, a Resubdivision of Lots 1-10, Block 97, NP3-B Property L.P.”, made by Ed Johnson & Associates, Inc., said plat being recorded in the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, at Page 413. [TAX MAP 5/Parcel 189.1]

PARCEL D: Lot 3, containing 0.3457 acres, the same is designated and described on a plat entitled “Plat Showing Lots 1-4, NP3-B Property L.P.”, made by Ed Johnson & Associates, Inc., said plat being recorded in the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, at Page 415. [TAX MAP 5/Parcel 187]

PARCEL E: Being all of Lot A containing 0.0416 acres, the same is designated and described on a plat entitled “Plat Showing Lot 1-3 a Resubdivision of Lots 1-10, Block 97 NP3-B Property L.P.”, made by Ed Johnson & Associates, Inc., said plat being recorded in the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book 912, at Page 413. [TAX MAP 5/Parcel 190.2]

PARCEL F: Being all of Lots 3 & 4 in Block 98, as the same are designated and described on a plat of the Charles Town Mining, Manufacturing and Improvement Company, which plat is recorded in the Office of the Clerk of the County Commission of Jefferson County, West Virginia in Deed Book X at Page 1, to which plat reference is made for a more particular description. [TAX MAP 5/Parcel 164]

LESS AND EXCEPT that portion of said Parcel F conveyed to the West Virginia Department of Transportation, Division of Highways by Deed dated March 7, 2012 and recorded in Deed Book 1117, page 112.

The above Groups A through H, inclusive, being more particularly described as follows:

The parcels described below are shown on that certain ALTA/ACSM Land Title Survey of the Lands of “PNGI Charles Town Gaming, LLC” dated October 11, 2011 and prepared by McCarthy Engineering and were conveyed to PNGI Charles Town Gaming Limited Liability Company by the following deeds of record in the Office of the Clerk of the Circuit Court of Jefferson County, West Virginia: (i) dated January 15, 1997 of record in Deed Book 852 at page 313, (ii) dated July 25, 1997 of record in Deed Book 869 at Page 413, (iii) dated December 9, 1998 of record in Deed Book 922 at Page 27, (iv) dated August 31, 2000 of record in Deed Book 940 at Page 485, (v) dated September 13, 2000 of record in Deed Book 940 at Page 730, (vi) dated January 22, 2001 of record in Deed Book 944 at Page 295, (vii) dated January 31, 2005 of record in Deed Book 1004 at Page 143, (viii) dated March 23, 2006 of record in Deed Book 1021 at Page 113, (viiii) dated August 15, 2006 of record in Deed Book 1028 at Page 532, and all of the land conveyed to Penn National Gaming of West Virginia, Inc. by deed dated September 28, 1999 of record in the aforesaid clerk’s office in Deed Book 930 at Page 675. The said land fronts along numerous streets and highways described below and is situated within the Corporation of Ranson, the Corporation of Charles Town, and the Charles Town Magisterial District, Jefferson County, West Virginia. The distances expressed herein are measured in feet (‘). The directions expressed herein are measured in degrees (◦), minutes (‘), seconds (“). The monuments described herein as “iron rebar set” consist of a 5/8” x 24” iron rebar with a yellow plastic cap stamped “McCARTHY ENGINEERING”.

The parcels described below are identified hereon by the Tax Parcel Identification Numbers as currently appear on the Assessor’s Maps of Jefferson County and are more particularly bounded as follows:

Tax Parcel 8-5-148

Being all of Lots 1-7 in Block 96 on the map of the property of Charlestown Mining, Manufacturing and Improvement Company dated 1890-1891 of record in the aforesaid clerk’s office in Deed Book X at Page 1 and being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northeast quadrant of the intersection of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) in the Corporation of Ranson, West Virginia and is bounded as follows: Beginning at an iron rebar found in the northern boundary of Racetrack Road, at its intersection with the eastern boundary of the CSX Railroad; thence with said railroad boundary N 16° 42’41” E — 170.69’ to an iron pin found in the southeastern boundary of Fifth Avenue (unopened); thence with said street boundary N 64° 44’57” E — 150.00’ to an iron pin found in the southwestern boundary of an unnamed 20’ alley (unopened); thence with boundary of said alley

S 25° 15’11” E — 198.47’ to a PK nail found in asphalt, in the northern boundary of Racetrack Road; thence with said road boundary S 79° 54’22” W — 273.65’ to the beginning

Containing 0.8202 Acre

Portion of Tax Parcel 8-5-146 (Block 126)

Being all of Block 126 on the map of the property of Charlestown Mining, Manufacturing and Improvement Company dated 1890-1891 of record in the aforesaid clerk’s office in Deed Book X at Page 1 and being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northeast quadrant of the intersection of Lee Street (unopened) and Belt Avenue (unopened) in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Belt Avenue, at its intersection with the northeastern boundary of Lee Street; thence with said Lee Street boundary N 24° 52’44” W — 570.68’ to an iron pin found in the southeastern boundary of Ninth Avenue (unopened); thence with said Ninth Avenue boundary N 65° 11’03” E — 708.64’ to an iron pin found in the southwestern boundary Forrest Street (unopened); thence with said Forrest Street boundary

S 15° 43’57” E — 491.59’ to an iron pin found on curve in the northwestern boundary of Belt Avenue (unopened); thence with said Belt Avenue boundary 649.05’ along the arc of a curve to the right, having a radius of 936.87’ and a chord bearing S 57° 28’57” W for a distance of 636.15’ to the beginning

Containing 8.6236 Acres

Portion of Tax Parcel 8-5-146 (Block 127)

Being all of Block 127 on the map of the property of Charlestown Mining, Manufacturing and Improvement Company dated 1890-1891 of record in the aforesaid clerk’s office in Deed Book X at Page 1 and being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northeast quadrant of the intersection of Forrest Street (unopened) and Railroad Avenue (unopened) in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Railroad Avenue, at its intersection with the northeastern boundary of Lee Street; thence with said Lee Street boundary

N 15° 43’57” W —786.80’ to an iron pin found in the southeastern boundary of Tenth Avenue (unopened); thence with said Tenth Avenue boundary N 65° 11’03” E — 126.59’ to an iron pin found in the southwestern boundary of an unnamed alley of unspecified width (unopened); thence with the boundary of said alley S 15° 43’57” E — 658.11’ to an iron pin found on curve in the northwestern boundary of Railroad Avenue (unopened); thence with said Railroad Avenue boundary for the following two courses: 156.68’ along the arc of a curve to the left, having a radius of

2714.58’ and a chord bearing S 22° 31’48” W for a distance of 156.66’ to an iron pin found at the point of curvature of a curve to the right; thence 37.97’ along the arc of said curve, having a radius of 936.87’ and a chord bearing S 31° 45’07” W for a distance of 37.97’ to the beginning.

Containing 2.0815 Acres

Portion of Tax Parcel 8-5-146 (Block 128)

Being all of Block 128 on the map of the property of Charlestown Mining, Manufacturing and Improvement Company dated 1890-1891 of record in the aforesaid clerk’s office in Deed Book X at Page 1 and being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the southeast quadrant of the intersection of Lee Street (unopened) and Tenth Avenue in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin set in the northeastern boundary of Lee Street, at its intersection with the southeastern boundary of Tenth Avenue; thence with said Tenth Avenue boundary N 65° 11’03” E —761.77’ to an iron pin found in the southwestern boundary of Forrest Street (unopened); thence with said Forrest Street boundary S 15° 43’57” E — 273.43’ to an iron pin found in the northwestern boundary of Ninth Avenue (unopened); thence with said Ninth Avenue boundary S 65° 11’03” W — 718.30’ to an iron pin found in the northeastern boundary of Lee Street (unopened); thence with said Lee Street boundary N 24° 52’44” W — 270.00 to the beginning.

Containing 4.5870 Acres

Tax Parcel 2-8-11.1

Being all of Lot B as established by “Final Plat Showing Lots A & B” dated October 29, 1996 of record in the aforesaid clerk’s office in Map Book 14 at Page 61 and being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313, and as later merged and subdivided between Tax Parcel 2-8-11(B) per DBV 23 P 56, dated October 6, 2006. The said land fronts the northwestern boundary of WV State Route 51 (Old US Route 340) about 1380 feet southwest of its intersection with County Route 17 (Flowing Springs Road) in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning being located at an iron pin found located at the eastern end of Parcel 2-8-11.1 and in common with Parcel 2-8-11(B) also owned by PNGI Charles Town Gaming Limited Liability Company and point also in common with lands of RJ Sepco, Inc., DBV 856 P 133, Parcel 2-8-11.5, thence along said common line with RJ Sepco, Inc. S 11° 24’13” E —194.38’ to a point also in common with other lands of PNGI Charles Town Gaming Limited Liability Company Parcel 2-8-11(B); thence along said common line with Parcel 2-8-11(B) S 65° 46’14” W — 152.40’ to a point; thence continuing along said common property line 196.04’ along the arc of a curve to the left, having a radius of 527.50’ and a chord bearing S 55° 07’ 26” W for a distance of 194.91’, to a point; thence continuing along said common line 43.85’ along the arc of a curve to the right, having a radius of 35.00’ and a chord bearing S 80° 22’ 12” W for a distance of 41.04’, to a point; thence continuing along said common line 92.25’ along the arc of a curve to the left, having a radius of 294.00’ and a chord bearing N 72° 43’ 34” W for a distance of 91.87’, to a point; thence continuing along said common line N 81° 42’52” W — 516.32’ to a point; thence continuing along said common line N 16° 39’09” W — 62.35’ to a point; thence continuing along said common line N 62° 11’21” E — 503.28’ to a point; thence continuing along said common line N 59° 41’19” E — 329.08’ to a point; thence continuing along said common line S 30° 25’28” E — 259.91’ to a point; thence continuing along said common line N 59° 35’11” E — 65.60’ to the beginning

Containing 6.4639 Acres

Portion of Tax Parcel 2-8-11.6

Being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northwestern boundary of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road ) about 550 feet northeast of its intersection with Forrest Street in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at a T-bar found in the northwestern boundary of Racetrack Road, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-190.1); thence with said other land of PNGI Charles Town Gaming Limited Liability Company N 35° 32’12” W —9.92’ to a point; thence continuing with said other land of PNGI Charles Town Gaming Limited Liability Company (and then another parcel thereof being Tax Parcel 8.5-189) for the following two courses:

N 19° 37’28” W —915.17’ to a point; thence

S 85° 42’05” W —292.06’ to an iron pin found in the northeastern boundary of an unnamed alley of unspecified width; thence with the boundary of said alley N 15° 35’17” W —34.27’ to an iron pin set; corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-3 (D)) ; thence with said other land of PNGI Charles Town Gaming Limited Liability Company for the following two courses: N 86° 12’02” E — 1370.00’ to an point; thence S 13° 04’34” W —591.58’ to an iron pin found in the northwestern boundary of Racetrack Road; thence with said road boundary for the following two courses: S 57° 25’10” W — 723.39’ to an iron pin found ; thence S 58° 12’20” W — 11.79’ to the beginning

Containing 15.1383 Acres

Tax Parcel 2-8-11

Being a portion of “Tract No. 1” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313, and as later merged with additional lands per DBV 1004 P 146, dated February 8, 2005, as well as DBV 23 P 56, dated October 6, 2006. The said land fronts the northwestern boundary of WV State Route 51 (Old US Route 340), about 715 feet northeast of its intersection with Court Street in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at an iron pin set in the northwestern boundary of WV State Route 51, corner to Hunters Hill, LLC; thence with Hunters Hill, LLC and then other land of PNGI Charles Town Gaming Limited Liability Company (East North Street — Vacated) N 24° 39’16” W — 496.42’ to an iron pin found; thence S 63° 06’08” W —50.22’ to an iron pin found; thence S 70° 21’08” W —297.90’ to an iron pin found; thence N 24° 38’52” W —3.30’ to an iron pin found; thence N 11° 18’33” W —30.27’ to an iron pin found; thence S 70° 59’01” W —215.55’ to a nail found; thence N 18° 30’59” W —83.07’ to an iron pin found; thence N 23° 00’59” W —199.44’ to a point; thence N 23° 00’59” W — 140.02’ to an iron pin found; thence 277.96’ along the arc of a curve to the left, having a radius of 1452.69’ and a chord bearing N 22° 11’35” E for a distance of 277.53’ to an iron pin found, thence N 16° 42’41” E — 1382.70’ to an iron pin set in the southeastern boundary of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road); thence with said road boundary for the following nine courses:

N 80° 02’39” E — 930.40’ to a drill hole set in concrete paving; thence

N 03° 02’32” W — 10.43’ to a drill hole set in concrete paving; thence

N 58° 24’04” E — 380.66’ to an iron pin found; thence

N 57° 48’54” E — 487.26’ to an iron pin found; thence

N 32° 11’07” W — 5.00’ to an p-k nail set; thence

N 57° 48’53” E — 292.00’ to an iron pin found; thence

N 57° 48’53” E — 120.88’ to an iron pin found; thence

S 33° 15’02” E — 14.92’ to a concrete highway monument found; thence

286.21’ along the arc of a curve to the right, having a radius of 145.99’ and a chord bearing S 66° 20’ 53” E for a distance of 242.53’, to a concrete highway monument found in the western boundary of County Route 17 (Flowing Springs Road); thence with said Flowing Springs Road boundary for the following two courses:

S 77° 17’18” W — 15.01’ to a concrete highway monument found ; thence

S 11° 24’04” E — 1517.82’ to an iron pin found; thence

S 59° 34’32” W — 380.02’ to an iron pin found in common with other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-11.1) ; thence along said common property line S 59° 35’11” W — 65.60’ to a point; thence continuing along said common line

N 30° 25’28” W — 259.91’ to a point; thence continuing along said common line S 59° 41’19” W — 329.08’ to a point; thence continuing along said common line S 62° 11’21” W — 503.28’ to a point; thence continuing along said common line S 16° 39’09” E — 62.35’ to a point; thence continuing along said common line S 81° 42’52” E —

516.32’ to a point; thence continuing along said common line 92.25’ along the arc of a curve to the right, having a radius of 294.00’ and a chord bearing S 72° 43’ 34” E for a distance of 91.87’, to a point; thence continuing along said common line 43.85’ along the arc of a curve to the left, having a radius of 35.00’ and a chord bearing N 80° 22’ 12” E for a distance of 41.04’, to a point; thence continuing along said common line 196.04’ along the arc of a curve to the right, having a radius of 527.50’ and a chord bearing N 55° 07’ 26” E for a distance of 194.91’, to a point; thence continuing along said common line N 65° 46’14” E — 152.40’ to a point in common with lands of RJ Sepco, Inc., DBV 856, P 133, Parcel 2-8-11.5; thence along said common property line S 11° 24’13” E — 142.82’ to an iron pin found along the north boundary of East Washington Street, State Route 51; thence west along north boundary of East Washington Street S 59° 36’46” W — 301.39’ to a nail found; thence S 59° 48’45” W — 597.12’ to a concrete highway monument found; thence S 14° 49’23” W — 62.09’ to an iron pin found; thence S 65° 37’45” W — 2.57’ to an iron pin found in common with lands of Jefferson Security Bank, DBV 594 P 734, Tax Parcel 2-8-11.4; thence along said common line N 16° 39’09” W — 246.38’ to an iron pin found; thence continuing along said common line S 66° 03’40” W — 233.97’ to a point in common with Marcus Enterprises, LLC, DBV 1022 P 77, Tax Parcel 3-7-31; thence along said common line N 17° 25’51” W — 319.61’ to an iron pin set; thence continuing along said common line S 61° 24’14” W — 121.60’ to a point where a corner pin was unable to be set due to an underground obstruction that is also in common with lands of Turf, LLC, DBV 923 P 40, Tax Parcel 3-7-29; thence continuing along said common line S 61° 44’54” W — 284.31’ to an iron pin found; thence continuing along said common line S 62° 08’45” W — 271.66’ to an iron pin set; thence continuing along said common line S 24° 37’44” E — 518.48’ to an iron pin set also in common with northern boundary of East Washington Street, State Route 51; thence along said ; thence along northern boundary of East Washington Street S 65° 37’45” W — 496.42’ to an iron pin set and the point of beginning

Containing 114.1071 Acres

Being all of “Parcel One” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated July 25, 1997, in Deed Book 869 at Page 413, and later merged with Tax Parcel 2-8-11 (Part B) per DBV 1004-147, dated February 9, 2005.

Previous Tax Parcel 2-8-13 (Part B)

Being all of “Parcel Two” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated July 25, 1997, in Deed Book 869 at Page 413, and later merged with Tax Parcel 2-8-11 (Part B) per DBV 1004-147, dated February 9, 2005.

Previous Tax Parcel 3-2-209

Being all of ‘“Parcel Three’ “conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated July 25, 1997, in Deed Book 869 at Page 413, and later merged with Tax Parcel 2-8-11 (Part B) per DBV 1004-147, dated February 9, 2005

Previous East North Street (Vacated) (No Tax Parcel Number assigned)

Being all of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated May 21. 2001, in Deed Book 949 at Page 417, and later merged with Tax Parcel 2-8-11 (Part B) per DBV 1004-147, dated February 9, 2005.

Tax Parcel 2-8-2 [ FORMERLY DESIGNATED AS TAX PARCEL 2-8-11(C) ]

Being all of “Parcel 16” described by plat dated July 18, 1983 and revised August 23, 1983 of record in the aforesaid clerk’s office in Plat Book 6 at Page 57 and being a portion of “Tract No. 2” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the eastern boundary of an unnamed alley of unspecified width, lying at the northeastern terminus of Tenth Avenue and Railroad Avenue (unopened) in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at an iron pin found at an old post stump in the eastern boundary of an unnamed alley of unspecified width at the northeastern terminus of Railroad Avenue and in the northwestern boundary of the B&O Railroad; thence with the boundary of said alley N 15° 43’57” W — 1590.50’ (passing the eastern terminus of Tenth Avenue along this course) to a corner fence post found in a line of Ronald E. Shaeffer, etc. al; thence with Shaeffer S 75° 02’11” E — 1305.47’ to an iron pin found in the northwestern boundary of the CSX Railroad; thence with said Railroad boundary for the following four courses:

S 37° 48’41” W — 811.13’ to an iron pin found at the point of curvature of a curve to the left; thence 566.36’ along the arc of said curve, having a radius of 2662.58’ and a chord bearing S 31° 43’04” W for a distance of 565.30’ to an iron pin found; thence N 64° 22’34” W — 2.00’ to an iron pin found; thence 80.40’ along the arc of a curve to the left, having a radius of 2664.58’ and a chord bearing S 24° 45’34” W for a distance of 80.40’ to the beginning

Containing 19.6016 Acres

Portion of Tax Parcel 2-8-3 (Part B)

Being a portion of “Tract No. 2” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northeastern quadrant of the intersection of WV State Route 9 and County Route 17/8 in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northern boundary of County Route 17/8 at its intersection with WV State Route 9; thence with said Route 9 boundary N 19° 07’17” W — 1287.19’ to an iron pin found on curve in the southern boundary of the B&O Railroad (said rebar being located S 19° 07’17” E — 21.45’ of a 5/8” iron rebar with WVDOH cap found); thence with said railroad boundary for the following three courses:

520.86’ along the arc of a curve to the right, having a radius of 2123.79’ and a chord bearing N 81° 15’32” E for a distance of 519.56’ to an iron pin found; thence

N 01° 42’55” W — 7.00’ to an iron pin found`; thence

704.24’ along the arc of a curve to the right, having a radius of 2130.79’ and a chord bearing S 82° 14’48” E for a distance of 701.04’ to an iron pin found in the northwestern boundary of County Route 17 (Flowing Springs Road); thence with said road boundary for the following five courses:

S 23° 55’33” W — 323.36’ to an iron pin found; thence

S 26° 49’40” W — 290.35’ to an iron pin found; thence

S 61° 31’21” E — 5.00’ to an iron pin found; thence

S 33° 39’23” W — 486.93’ to an iron pin found; thence

S 29° 43’02” W — 137.51’ to a concrete highway monument found in the northern boundary of County Route 17/8; thence with said road boundary for the following two courses:

S 50° 25’22” W — 160.26’ to a concrete highway monument found; thence

S 70° 32’43” W — 71.03’ to the beginning

Containing 20.5865 Acres

Portion of Tax Parcel 2-8-3 (Part C)

Being a portion of “Tract No. 2” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the southwestern quadrant of the intersection of WV State Route 9 and County Route 17/7 in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at an iron pin found in the western boundary WV State Route 9 at its intersection with the southeastern boundary of County Route 17/7; thence with said Route 9 boundary S 08° 43’47” E — 255.65’ to an iron pin found, corner to J. Gordon Kincheloe, et ux; thence with Kincheloe N 75° 01’46” W — 224.40’ to an iron pin found in the southeastern boundary of County Route 17/7 (said rebar being located N 42° 48’58” E — 379.77’ of a concrete highway monument found); thence with said road boundary N 42° 25’39” E — 263.80’ to the beginning

Containing 0.6029 Acres

Portion of Tax Parcel 2-8-3 (Part D)

Being a portion of “Tract No. 2” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the northwestern quadrant of the intersection of County Route 17/7 and County Route 17/4 (now posted as Racetrack Road, formerly Flowing Springs Road) in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at an iron pin found in the western boundary of county route 17/7 at its intersection with the northwestern boundary of Racetrack Road; thence with said Racetrack Road boundary with the following two courses: S 54° 00’02” W — 150.34’ to a 5/8” iron pin found; thence

S 57° 25’10” W — 1.63’ to an iron pin found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-11 (A)) thence with said other land of PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 13° 04’34” E — 591.58’ to a point; thence

S 86° 12’02” W — 1370.00’ to an iron pin set in the northeastern boundary of an unnamed 20’alley; thence with the said boundary of said alley and then John D. McKee, et al

N 15° 39’12” W — 346.71’ to an iron pin set on curve in the southeastern boundary of the CSX Railroad; thence with said railroad boundary for the following three courses:

684.21’ along the arc of a curve to the right, having a radius of 2626.58’ and a chord bearing N 30° 20’56” E for a distance of 682.27’ to an iron pin found at the point of tangency; thence

N 37° 48’41” E — 1513.70’ to an iron pin found at the point of curvature of a curve to the right; thence

1095.67’ along the arc of a curve, having a radius of 2130.79’ and a chord bearing N 52° 32’33” E for a distance of 1083.64’ to an iron pin found in the western boundary of WV State Route 9; thence with said Route 9 boundary for the following four courses:

S 24° 35’36” E — 154.08’ to an iron pin found; thence

S 18° 35’35” E — 106.54’ to an iron pin found; thence

S 17° 45’21” E — 408.41’ to an iron pin found; thence

S 18° 07’45” E — 611.39’ to an iron pin found in the northwestern boundary of County Route 17/7; thence with said County Route 17/7 boundary for the following six courses:

S 53° 46’56” W — 160.24’ to a concrete highway monument found; thence

S 41° 11’03” W — 423.50’ to an iron pin found; thence

S 43° 52’24” W — 278.22’ to a concrete highway monument found; thence

S 31° 25’15” W — 412.01’ to a concrete highway monument found; thence

S 13° 22’36” W — 737.39’ to an iron pin set; thence

S 21° 25’19” W — 300.51’ to the beginning

Containing 85.0674 Acres

Portion of Tax Parcel 2-8-3 (Part E)

Being a portion of “Tract No. 2” conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated January 15, 1997 of record in the aforesaid clerk’s office in Deed Book 852 at Page 313. The said land fronts the eastern boundary of County Route 17/7, about 65’ north of its intersection with County Route 17(Flowing Springs Road) in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows: Beginning at an iron pin found in the eastern boundary of County Route 17/7, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-5); thence with said County Route 17/7 boundary with the following three courses:

N 17° 14’10” W — 32.25’ to a concrete highway monument found; thence

N 07° 47’59” E — 419.61’ to a concrete highway monument found; thence

N 10° 40’38” E — 217.23’ to a concrete highway monument found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-5); thence with said other land of PNGI Charles Town Gaming

Limited Liability Company

S 07° 33’49” W — 665.79’ to the beginning

Containing 0.1559 Acres

Tax Parcel 8-5-190

Being all of Lot 1 as depicted on “Plat Showing Lots 1-4 NP3-B Property, L.P.” dated July 31, 1998 of record in the aforesaid clerk’s office in Deed Book 912 at Page 415 and being all of the land conveyed to Penn National Gaming of West Virginia, Inc. by deed dated September 28, 1999 of record in the aforesaid clerk’s office in Deed Book 930 at Page 675. The said land fronts the northwestern boundary of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) about 210 feet northeast of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at a T-bar found in the northwestern boundary of Racetrack Road, corner to Paul L. Horn; thence with Horn for the following two courses:

N 21° 28’24” W — 74.71’ to a point; thence

S 74° 19’04” W — 19.38’ to a point in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley for the following two courses:

N 15° 40’55” W — 59.64’ to a point; thence

N 24° 48’49” E — 4.62’ to a point, thence for the following two courses:

N 24° 48’49” E — 82.72’ to a point; thence

N 57° 19’00” E — 102.02’ to an iron pin found in a line of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-189); thence PNGI Charles Town Gaming Limited Liability Company S 18° 38’49” E — 185.48’ to an iron pin found in the northwestern boundary of Racetrack Road; thence with said road boundary for the following three courses:

S 58° 14’17” W — 0.91’ to a point; thence

S 31° 45’43” E — 5.00’ to a T-bar found; thence

S 58° 14’17” W — 143.09’ to the beginning

Containing 0.6277 Acres

Tax Parcel 8-5-158

Being all of Lots 1 through 4 as depicted on “Plat Showing Lots 1-8 a Resubdivision of Lots 1, 2, 5, 6, and 18 through 25, Block 98, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 645 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the northwestern boundary of Fifth Avenue about 230 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Fifth Avenue, corner to Caleb Pascal; thence with said Fifth Avenue boundary S 64° 26’11” W — 339.97’ to an iron pin found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley N 15° 57’09” E — 166.94’ to an iron pin found in the southeastern boundary of an unnamed 20’ alley; thence with the boundary of said alley N 64° 26’09” E — 229.30’ to an iron pin found, corner to Caleb Pascal; thence with Pascal S 25° 34’14” E — 125.00’ to the beginning

Containing 0.8168 Acre

Tax Parcel 8-5-165

Being all of Lots 5 & 6 as depicted on “Plat Showing Lots 1-8 a Resubdivision of Lots 1, 2, 5, 6, and 18 through 25, Block 98, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 645 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the southeastern boundary of Sixth Avenue about 320 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the southeastern boundary of Sixth Avenue, corner to Charlotte M. Vanpelt, et al; thence with Vanpelt S 25° 15’44” E — 125.00’ to an iron rebar with cap found in the northwestern boundary of an unnamed 20’ alley; thence with the boundary of said alley S 64° 44’12” W — 174.56’ to an iron rebar with cap found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley N 16° 15’22” E — 166.95’ to an iron rebar with cap found in the southeastern boundary of Sixth Avenue; thence with Sixth Avenue boundary N 64° 44’11” E — 63.90’ to the beginning

Containing 0.3421 Acre

LESS AND EXCEPT the land conveyed to the West Virginia Department of Transportation, Division of Highways by Deed dated March 7, 2012 and recorded in Deed Book 1117, page 112.

Tax Parcel 8-5-163

Being all of Lots 7 & 8 as depicted on “Plat Showing Lots 1-8 a Resubdivision of Lots 1, 2, 5, 6, and 18 through 25, Block 98, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 645 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the southeastern boundary of Sixth Avenue about 260 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the southeastern boundary of Sixth Avenue, corner to Charlotte M. Vanpelt, et al; thence with said Sixth Avenue boundary N 64° 44’11” E — 79.99’ to an iron pin found in the western boundary of an unnamed 20’ alley; thence with the boundary of said alley S 16° 10’20” E — 126.59’ to an iron pin found in the northwestern boundary of an unnamed 20’ alley; thence with the boundary of said alley S 64° 44’12” W — 59.99’ to an iron pin found, corner to Charlotte M. Vanpelt, et al; thence with Vanpelt N 25° 15’50” W — 125.00’ to the beginning

Containing 0.2008 Acre

LESS AND EXCEPT the land conveyed to the West Virginia Department of Transportation, Division of Highways by Deed dated March 7, 2012 and recorded in Deed Book 1117, page 112.

Tax Parcel 8-5-171

Being all of Lots 5 through 11 as depicted on “Plat Showing Lots 4-11 a Resubdivision of Lots 21-33, Block 113, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 639 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the northwestern quadrant of the intersection of Sixth Avenue and Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Sixth Avenue at its intersection with the western boundary of Race Track Street; thence with said Sixth Avenue boundary S 64° 44’18” W — 126.57’ to an iron pin found in the eastern boundary of an unnamed 20’ alley; thence with the boundary of said alley N 16° 10’22” W — 232.06’ to an iron pin found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley N 16° 45’51” E — 69.16’ to an iron pin found, corner to Gary G. Ingenito, et ux; thence with Ingenito

N 73° 49’39” E — 87.38’ to an iron pin found in the western boundary of Race Track Street; thence with said Race Track Street boundary S 16° 10’20” E — 270.11’ to the beginning

Containing 0.7786 Acre

Portion of Tax Parcel 8-5-166 (Lot 1)

Being all of Lot 1 as depicted on “Plat Showing Lots 1-2 a Resubdivision of Lots 34-37, Block 113, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 641 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the northwestern boundary of Sixth Avenue about 175 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Sixth Avenue at its intersection with the western boundary of an unnamed 20’ alley; thence with said Sixth Avenue boundary S 64° 41’44” W — 149.57’ to an iron pin found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley N 16° 44’30” E — 128.69’ to an iron pin found in the southern boundary of an unnamed 20’ alley; thence with the boundary of said alley N 73° 49’49” E — 77.75’ to an iron pin found in the western boundary of an unnamed 20’ alley; thence with said alley S 16° 10’20” E — 84.29’ to the beginning

Containing 0.2393 Acre

Portion of Tax Parcel 8-5-166 (Lot 2)

Being all of Lot 2 as depicted on “Plat Showing Lots 1-2 a Resubdivision of Lots 34-37, Block 113, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 641 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land lies between three unnamed alleys about 135 feet northwest of Sixth Avenue in the Corporation of Ranson, West Virginia and is bounded as follows: Beginning at an iron pin found in the northwestern boundary of an unnamed 20’ alley at its intersection with a second unnamed 20’ alley; thence with the boundary of the first said alley

S 73° 49’32” W — 64.73’ to an iron pin found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley N 16° 44’30” E — 119.12’ to an iron pin found in the western boundary of an unnamed 20’ alley; thence with the boundary of said alley

S 16° 10’20” E — 100.00’ to the beginning

Containing 0.0743 Acre

Tax Parcel 8-5-149.1

Being all of Lot 1 as depicted on “Plat Showing Lots 1-2 a Resubdivision of Lots 8-13, Block 96, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 646 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the southeastern boundary of Fifth Avenue about 380 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the southeastern boundary of Fifth Avenue, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-149); thence with said other land of PNGI Charles Town Gaming Limited Liability Company S 25° 14’56” E — 125.00’ to a point in the northwestern boundary of an unnamed 20’ alley; thence with the boundary of said alley S 64° 44’52” W — 68.00’ to an iron pin found in the northeastern boundary of a second unnamed 20’ alley; thence with the boundary of said alley N 25° 15’11” W — 125.00’ to an iron pin found in the southeastern boundary of Fifth Avenue; thence with said Fifth Avenue boundary N 64° 44’57” E — 68.01’ to the beginning

Containing 0.1952 Acre

Tax Parcel 8-5-149

Being all of Lot 2 as depicted on “Plat Showing Lots 1-2 a Resubdivision of Lots 8-13, Block 96, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 884 at Page 646 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the southeastern boundary of Fifth Avenue about 270 feet southwest of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the southeastern boundary of Fifth Avenue, corner to Mason Springs, LLC; thence with Mason Springs, LLC S 25° 14’56” E — 125.00’ to an iron pin found in the northwestern boundary of an unnamed 20’ alley; thence with the boundary of said alley S 64° 44’52” W — 112.00’ to a point, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-149.1); thence with said other land of PNGI Charles Town Gaming Limited Liability Company N 25° 14’56” W — 125.00’ to an iron pin found in the southeastern boundary of Fifth Avenue; thence with said Fifth Avenue boundary N 64° 44’57” E — 112.00’ to the beginning

Containing 0.3214 Acre

Portion of Tax Parcel 2-8-11.6

Being all of Lot 2 as depicted on “Plat Showing Lots 1-4, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 912 at Page 415 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the northwestern boundary of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) about 395 feet northeast of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at a T-bar found in the northwestern boundary of Racetrack Road, corner to other land of PNGI Charles

Town Gaming Limited Liability Company (Tax Parcel 8-5-189); thence with said other land of PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 18° 38’49” W — 186.16’ to a point; thence

N 57° 19’00” E — 150.58’ to a point in a line of other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-11(A)); thence with said other land of PNGI Charles Town Gaming Limited Liability Company for the following two courses:

S 19° 37’28” E— 177.72’ to a point; thence

S 35° 32’12” E — 9.92’ to a T-bar found in the northwestern boundary of Racetrack Road; thence with said road boundary for the following two courses:

S 58° 12’20” W — 138.07’ to an iron pin set; thence

S 58° 14’17” W — 18.02’ to the beginning

Containing 0.6356 Acre

Portion of Tax Parcel 2-8-11.6

Being all of Lot 4 as depicted on “Plat Showing Lots 1-4, NP3-B Property, L.P.” of record in the aforesaid clerk’s office in Deed Book 912 at Page 415 and being a portion of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated December 9, 1998 of record in the aforesaid clerk’s office in Deed Book 922 at Page 27. The said land fronts the northwestern boundary of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) about 355 feet northeast of its intersection with Forrest Street in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at an iron pin found in the northwestern boundary of Racetrack Road, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-190); thence with said other land of PNGI Charles Town Gaming Limited Liability Company N 18° 38’49” W — 185.48’ to an iron pin found, corner to Paul L. Horn; thence with Horn for the following two courses:

N 18° 38’49” W — 91.42’ to a T-bar found; thence

S 57° 19’00” W — 153.25’ to a nail found in the eastern boundary of an unnamed alley of varying width; thence with the boundary of said alley

N 15° 40’52” W — 802.48’ to an iron pin found, corner to other land of PNGI Charles Town Gaming Limited

Liability Company (Tax Parcel 2-8-11(A)); thence with said other land of PNGI Charles Town Gaming Limited

Liability Company for the following two courses:

N 85° 42’05” E — 289.69’ to a point; thence

S 19° 37’28” E — 737.45’ to a point, corner to other land of PNGI Charles Town Gaming Limited Liability

Company (Tax Parcel 8-5-190.1); thence with said other land of PNGI Charles Town Gaming Limited Liability

Company for the following two courses:

S 57° 19’00” W — 150.58’ to a point; thence

S 18° 38’49” E — 186.16’ to a point in the northwestern boundary of Racetrack Road; thence with said road boundary S 58° 14’17” W — 41.07’ to the beginning

Containing 5.6578 Acres

Tax Parcel 2-8-5

Being all of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated August 31, 2000 of record in the aforesaid clerk’s office in Deed Book 940 at Page 485. The said land fronts the northeastern quadrant of the intersection of County Route 17 (Flowing Springs Road) and County Route 17/7 in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at a concrete highway monument found in the northwestern boundary of Flowing Springs Road at its intersection with the eastern boundary of County Route 17/7, thence with said boundary of County Route 17/7 N 17° 14’10” W — 10.43’ to an iron pin found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-3(E)); thence with said other land of PNGI Charles Town Gaming Limited Liability Company N 07° 33’49” E — 665.79’ to a concrete highway monument in the eastern boundary of County Route 17/7; thence with said road boundary S 75° 54’27” E — 129.63’ to an iron pin found, corner to J. Gordon Kincheloe; thence with Kincheloe S 75° 01’37” E — 52.18’ to an iron pin found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-5.1); thence with said other land of PNGI Charles Town

Gaming Limited Liability Company for the following six courses:

S 14° 48’45” W — 49.48’ to a point; thence

S 74° 58’44” E — 23.42’ to a point; thence

S 14° 24’42” W — 68.42’ to a point; thence

S 08° 00’23” W — 55.00’ to a point; thence

S 05° 11’18” W — 185.23’ to a point; thence

S 43° 07’54” E — 84.05’ to a point in the northwestern boundary of Flowing Springs Road, thence with said road boundary for the following two courses:

S 46° 59’24” W — 114.60’ to an iron pin found; thence

S 58° 05’40” W — 238.97’ to the beginning

Containing 2.6923 Acres

Tax Parcel 2-8-5.1

Being all of the land conveyed to PNGI Charles Town Gaming Limited Liability Company by deed dated September 13, 2000 of record in the aforesaid clerk’s office in Deed Book 940 at Page 730. The said land fronts the northwestern boundary of County Route 17 (Flowing Springs Road) about 430 feet northeast of its intersection with County Route 17/7 in the Charles Town Magisterial District, Jefferson County, West Virginia and is bounded as follows:

Beginning at a PK nail set in the northwestern boundary of Flowing Springs Road, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 2-8-5); thence with said other land of PNGI Charles Town Gaming Limited Liability Company for the following six courses:

N 43° 07’54” W — 84.05’ to a point; thence

N 05° 11’18” E — 185.23’ to a point; thence

N 08° 00’23” E — 55.00’ to a point; thence

N 14° 24’42” E — 68.42’ to a point; thence

N 74° 58’44” W — 23.42’ to a point; thence

N 14° 48’45” E — 49.48’ to an iron pin found in a line of J. Gordon Kincheloe; thence with Kincheloe S 75° 02’23”

E — 307.85’ to an iron pin found in the northwestern boundary of Flowing Springs Road; thence with said road boundary for the following three courses:

S 29° 46’39” W — 3.74’ to an iron pin found; thence

S 30° 03’13” W — 216.53’ to an iron pin found; thence

S 46° 59’24” W — 220.35 to the beginning

Containing 1.8196 Acres

Tax Parcel 8-5-187

Lot 3 containing 0.4466 acres, the same is designated and described on a plat entitled “Plat showing Lots 1-3 a resubdivision of Lots 1-10, Block 97, NP3-B Property, L.P.” made by Ed Johnson and Associates, Inc., said plat being recorded in the aforesaid Clerk’s Office in Deed Book 912 at page 413.

AND BEING a portion of the real estate conveyed from Paul Horn to PNGI Charles Town Gaming, LLC by deed dated March 23, 2006, and recorded in the aforesaid Clerk’s Office in Deed Book 1021 at page 113. The said land fronts the eastern boundary of Forrest Street about 200’ north of its intersection with County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) in the Corporation of Ranson, West Virginia, and is bounded as follows:

Beginning at a ring in asphalt macadam found in the eastern boundary of Race Track Street, in line of other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-188.1); thence with said Forrest Street boundary N 15° 47’23” W — 120.00’ to an iron pin found, corner to Louis T. Spears and Stephen Spears; thence with Spears N 74° 13’55” E — 3.01’ to an iron pin found; thence

N 74° 12’37” E — 125.00’ to an iron pin found; thence

N 74° 12’37” E — 3.00’ to a point in the western boundary of an unnamed alley of varying width; thence with the boundary of said alley for the following three courses:

S 15° 47’23” E — 123.65’ to a nail found; thence

S 74° 12’37” W — 3.00’ to a ring in asphalt macadam found; thence

S 15° 47’23” E — 45.14’ to a nail found, corner with other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-188); thence with PNGI Charles Town Gaming Limited Liability Company S 75° 19’22” W — 77.37’ to a point; in line of other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-188.1); thence with PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 16° 02’39” W — 47.29’ to a nail found; thence

S 74° 12’37” W — 50.44’ to the beginning

Containing 0.4466 Acres

Tax Parcel 8-5-188

Being all of Lot 2 “ Commercial Use”, containing 0.3202 acres, as the same is designated and described on a plat entitled “Plat showing Lots 1-3 a resubdivision of Lots 1-10, Block 97, NP3-B Property, L.P.” made by Ed Johnson and Associates, Inc., said plat being recorded in the aforesaid Clerk’s Office in Deed Book 912 at page 413. AND BEING a portion of the real estate conveyed from Paul Horn to PNGI Charles Town Gaming, LLC by deed dated March 23, 2006, and recorded in the aforesaid Clerk’s Office in Deed Book 1021 at page 113. The said land fronts the northeast quadrant of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) and Forrest Street, in the Corporation of Ranson, West Virginia and is bounded as follows: Beginning at a P-K nail set in asphalt in the northern boundary of Racetrack Road at its intersection with the eastern boundary of Race Track Street; thence with Race Track Street

N 15° 47’23” W — 57.00’ to a point, corner with other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-188.1); thence with PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 74° 42’23” E — 50.99’ to a nail found; thence

N 16° 02’39” W — 76.34’ to a point, corner with other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-187); thence with PNGI Charles Town Gaming Limited Liability Company N 75° 19’22” E — 77.37’ to a nail found in the western boundary of an unnamed alley of varying width; thence with the boundary of said alley S 15° 47’23” E — 144.85’ to a P-K nail set in the northern boundary of Racetrack Road; thence with the boundary of said Racetrack Road S 80° 12’37” W — 125.69’ to a P-K nail set; thence S 80° 12’37” W — 3.02’to the beginning

Containing 0.3202 Acres

Tax Parcel 8-5-188.1

Being all of Lot 1 “Office Use”, containing 0.1437 acres, as the same is designated and described on a plat entitled “Plat showing Lots 1-3 a resubdivision of Lots 1-10, Block 97, NP3-B Property, L.P.” made by Ed Johnson and Associates, Inc., said plat being recorded in the aforesaid Clerk’s Office in Deed Book 912 at page 413. AND BEING a portion of the real estate conveyed from Paul Horn to PNGI Charles Town Gaming, LLC by deed dated March 23, 2006, and recorded in the aforesaid Clerk’s Office in Deed Book 1021 at page 113. The said land fronts the eastern boundary of an unnamed alley of varying width about 240’ north of its intersection with County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) in the Corporation of Ranson, West Virginia, and is bounded as follows:

Beginning at a point in the eastern boundary of Race Track Street, in line of other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-188); thence with said Race Track Street boundary N 15° 47’25” W — 123.19’ to a ring in asphalt macadam found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-187); thence with PNGI Charles Town Gaming Limited Liability Company for the following three courses:

N 74° 12’37” E — 50.44’ to a nail found; thence

S 16° 02’39” E — 123.63’ to a nail found; thence

N 74° 42’23” E — 50.99’ to the beginning.

Containing 0.1437 Acres

Tax Parcel 8-5-189.1

Lot 3 containing 0.3505 acres, as the same is designated and described on a plat entitled “Plat showing Lots 1-4, a resubdivision of Lots 1-10, Block 97, NP3-B Property, L.P.” made by Ed Johnson and Associates, Inc., said plat being recorded in the aforesaid Clerk’s Office in Deed Book 912 at page 415.

AND BEING a portion of the real estate conveyed from Paul Horn to PNGI Charles Town Gaming, LLC by deed dated March 23, 2006, and recorded in the aforesaid Clerk’s Office in Deed Book 1021 at page 113. The said land fronts the northeast quadrant of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) and an unnamed alley of varying width, in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at a point in the eastern boundary of unnamed alley; thence with the boundary of said alley N 14° 29’41” W — 142.75’ to a nail found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-189); thence with PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 57° 19’00” E —153.29’ to a t-bar found; thence

S 18° 38’49” E — 91.42’ to an iron pin found, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-190); thence with PNGI Charles Town Gaming Limited Liability Company for the following three courses:

S 57° 19’00” W — 102.02’ to a point; thence

S 24° 48’49” W — 87.34’ to the beginning.

Containing 0.3505 Acres

Tax Parcel 8-5-190.2

Being all of Lot A containing 0.0419 acres, as the same is designated and described on a plat entitled “Plat showing Lots 1-3, NP3-B Property, L.P.” made by Ed Johnson and Associates, Inc., said plat being recorded in the aforesaid Clerk’s Office in Deed Book 912 at page 413.

AND BEING a portion of the real estate conveyed from Paul Horn to PNGI Charles Town Gaming, LLC by deed dated March 23, 2006, and recorded in the aforesaid Clerk’s Office in Deed Book 1021 at page 113. The said land fronts the northeast quadrant of County Route 17/4 (now posted as Racetrack Road, formerly known as Flowing Springs Road) and an unnamed alley of varying width, in the Corporation of Ranson, West Virginia and is bounded as follows:

Beginning at a p-k nail set in the northern boundary of Racetrack Road at its intersection with the eastern boundary of said unnamed alley; thence with the boundary of said alley

N 15° 40’55” W — 81.29’ to a point, corner to other land of PNGI Charles Town Gaming Limited Liability Company (Tax Parcel 8-5-190); thence with PNGI Charles Town Gaming Limited Liability Company for the following two courses:

N 74° 19’04” E —19.38’ to a point; thence

S 21° 28’24” E — 74.41’ to a t-bar found in the northern boundary of Racetrack Road; thence with said Racetrack Road boundary for the two following courses:

S 58° 14’39” W — 11.34’ to an iron pin set; thence

16.43’ along the arc of a curve to the right, having a radius of 317.15’, and a chord bearing S 62° 02’35” W for a distance of 16.43’ to the beginning.

Containing 0.0419 Acres

Hollywood Casino Columbus, Columbus, OH

Situated in the Township of Franklin, County of Franklin, State of Ohio, described as follows:

Tract I

29.493 Acre Tract

Situated in the State of Ohio, County of Franklin, City of Columbus, being in Virginia Military Survey Lots 1425 and 1482, and being all of the remainder of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (Width Varies);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of a 0.9921 acre tract conveyed to Franklin County Commissioners as described in Instrument Number 201108170102936, South 07° 07’ 57” West, 1208.79 feet to the southwest corner of said 0.9921 acre tract and the northwest corner of a 1.3699 acre tract conveyed to Franklin County Commissioners as described in Instrument Number 201108170102922;

Thence easterly, with the south line of said 0.9921 acre tract and the north line of said 1.3699 acre tract, North 87° 14’ 04” East, 91.36 feet to an iron pin set at the southeast corner of said 0.9921 acre tract, the northeast corner of said 1.3699 acre tract, the southwest corner of the remainder of a 34.521 acre tract conveyed to CD Gaming Future Expansion, LLC as described in Instrument Number 201102140022643, the northwest corner of the remainder of said 112.581 acre tract, being in the easterly right-of-way line of Georgesville Road, and being the TRUE POINT OF BEGINNING;

Thence easterly, with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, North 87° 14’ 04” East, 738.69 feet to an iron pin set at an angle point in said south and north lines;

Thence easterly, continuing with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, South 82° 52’ 03” East, 546.17 feet to an iron pin set at an angle point in said south and north lines;

Thence easterly, continuing with the north line of the remainder of said 112.581 acre tract and the south line of the remainder of said 34.521 acre tract, North 84° 53’ 46” East, 870.23 feet to an iron pin set at the northeast corner of the remainder of said 112.581 acre tract, the southeast corner of the remainder of said 34.521 acre tract, and the west line of Lot No. 36 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30;

Thence southerly, with the east line of the remainder of said 112.581 acre tract and the west line of Lot Nos. 26-36 of said Alice Rita Subdivision, South 03° 14’ 07” East, 600.00 feet to an iron pin set at the southeast corner of the remainder of said 112.581 acre tract and the northeast corner of the remainder of a 24.936 acre tract conveyed to CD Gaming Parking, LLC as described in Instrument Number 201102140022642;

Thence westerly, with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, North 88° 51’ 21” West, 1289.23 feet to an iron pin set at an angle point in said south and north lines;

Thence southwesterly, continuing with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, South 52° 07’ 57” West, 211.19 feet to an iron pin set at an angle point in said south and north lines;

Thence westerly, continuing with the south line of the remainder of said 112.581 acre tract and the north line of said 24.936 acre tract, North 86° 16’ 42” West, 787.17 feet to an iron pin set at the southwest corner of the remainder of said 112.581 acre tract, the northwest corner of said 24.936 acre tract, the southeast corner of said 1.3699 acre tract, and the northeast corner of a 1.2213 acre tract conveyed to Franklin

County Commissioners as described in Instrument Number 201108170102930, being in the easterly right-of-way line of Georgesville Road;

Thence northerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 07° 07’ 57” East, 346.52 feet to an angle point in said right-of-way line, west line, and east line;

Thence westerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 82° 52’ 03” West, 15.00 feet to an angle point in said right-of-way line, west line, and east line;

Thence northerly, with the easterly right-of-way line of Georgesville Road, the west line of the remainder of said 112.581 acre tract, and the east line of said 1.3699 acre tract, North 07° 07’ 57” East, 262.92 feet to the TRUE POINT OF BEGINNING, containing 29.493 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP FERRIS SURVEYOR 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

The field survey for this boundary survey was conducted on 03-22-10 to 10-04-10.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on January 23, 2014.

Tract II

24.936 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lots 1425 and 1482, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of said 112.581 acre tract, South 07° 07’ 57” West, 1808.79 feet to a “MAG” nail set, being the True Point of Beginning;

Thence easterly, crossing said 112.581 acre tract, South 86° 16’ 42” East, 892.36 feet to an iron pin set;

Thence northeasterly, continuing across said 112.581 acre tract, North 52° 07’ 57” East, 211.19 feet to an iron pin set;

Thence easterly, continuing across said 112.581 acre tract, South 88° 51’ 21” East, 1289.23 feet to an iron pin set in the east line of said 112.581 acre tract, the west line of Lot No. 26 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30 and on the corporation line of the City of Columbus and Franklin Township;

Thence southerly, with said corporation line, the east line of said 112.581 acre tract, and the west line of Lot No. 26 of said Alice Rita Subdivision, South 03° 14’ 07” East, 92.03 feet to a 5/8” rebar found capped “Woolpert” at the southeast corner of said 112.581 acre tract and the northeast corner of a tract of land conveyed to Camp Chase Industrial Railroad Corp. as described in Official Record Volume 28363 F03, being on the west line of Lot No. 26 of said Alice Rita Subdivision;

Thence southwesterly, with the south line of said 112.581 acre tract, and the north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 38’ 50” West, 475.24 feet to an iron pin set;

Thence westerly, crossing said 112.581 acre tract, North 88° 51’ 21” West, 610.89 feet to an iron pin set;

Thence southwesterly, continuing across said 112.581 acre tract, South 52° 07’ 57” West, 496.75 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, North 87° 36’ 39” West, 1033.13 feet to a “MAG” nail set in the west line of said 112.581 acre tract and the centerline of Georgesville Road;

Thence northerly, with the west line of said 112.581 acre tract and the centerline of Georgesville Road, North 07° 07’ 57” East, 575.00 feet to the True Point of Beginning, containing 24.936 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

Less and excepting therefrom the following 1.2213 acre tract known as Parcel 1B-WD as conveyed by CD Gaming Parking, LLC to The Franklin County Commissioners in Instrument Number 201108170102930:

Parcel 1B-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Numbers 1425 and 1482 and also being in a 24.936 acre tract as conveyed to CD Gaming Parking, LLC in Instrument Number 201102140022642 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26), the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, the west line of a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number 201102140022643, and the west line of the remainder of a 112.581 acre tract as conveyed as conveyed to

CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I, South 07 degrees 07 minutes 57 seconds West, 1808.79 feet to the northwest corner of said 24.936 acre tract and the southwest corner of the remainder of said 112.581 acre tract in the centerline of Georgesville Road (C.R. 26) and being the True Point of Beginning of the parcel herein described;

Thence with the north line of said 24.936 acre tract and the south line of the remainder of said 112.581 acre tract crossing the existing easterly right-of-way line of Georgesville Road (C.R. 26), South 86 degrees 16 minutes 42 seconds East, 105.19 feet to an iron pin set in said north and south line in the proposed easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 103.48 feet to an iron pin set;

Thence continuing across said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), North 82 degrees 52 minutes 03 seconds West, 15.00 feet to an iron pin set;

Thence continuing across said 24.936 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 470.31 feet to an iron pin set in the south line of said 24.936 acre tract and the north line of a 22.259 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022644;

Thence with the south line of said 24.936 acre tract and the north line of said 22.259 acre tract, North 87 degrees 36 minutes 39 seconds West, 90.31 feet to the southwest corner of said 24.936 acre tract and the northwest corner of said 22.259 acre tract;

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of said 24.936 acre tract, North 07 degrees 07 minutes 57 seconds East, 575.00 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous records.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 140-007465 containing 1.2213 acres, more or less, which includes 0.7911 acres in the present road occupied.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris, Registered Survey No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

Tract III

34.521 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lot 1482, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in

Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road and the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863, South 07° 07’ 57” West, 528.58 feet;

Thence easterly, leaving the centerline of Georgesville Road, crossing said 1.048 acre tract, North 86° 32’ 36” East, 73.25 feet to a 5/8” rebar found capped “Woolpert”, said iron pin being the northwest corner of said 112.581 acre tract, the southwest corner of a 6.423 acre tract conveyed to West Highland Plaza LLC as described in Instrument Number 200212260332012, and in the corporation line of the City of Columbus and Franklin Township, being the True Point of Beginning,

Thence easterly, with said corporation line, the north line of said 112.581 acre tract, the south line of said 6.423 acre tract, the south line of a 2.951 acre tract conveyed to West Highland Plaza as described in Instrument Number 200707110121493, the south line of a 2.368 acre tract conveyed to Buckeye Express Wash LLC as described in Instrument Number 200807310116827, and the south line of a 2.126 acre tract conveyed to Haydocy Pontiac-GMC Truck Inc. as described in Instrument Number 200308070249570, North 86° 32’ 36” East, 1450.29 feet to an 3/4” iron pin found capped “EMH&T” at an angle point in said north line, the southeast corner of said 2.126 acre tract, and on the west line of an 8.326 acre tract conveyed to Haydocy Realty Co. LLC as described in Instrument Number 199911050278956;

Thence southerly, with said corporation line, the north line of said 112.581 acre tract, and the west line of said 8.326 acre tract, South 03° 27’ 56” East, 120.56 feet to a “MAG” nail found at an angle point in said north line and being the southwest corner of said 8.326 acre tract;

Thence easterly, with said corporation line, the north line of said 112.581 acre tract, and the south line of said 8.326 acre tract, North 81° 06’ 58” East, 593.51 feet to and iron pin set at the northeast corner of said 112.581 acre tract, the southeast corner of said 8.326 acre tract, and on the west line of Lot No. 49 of Alice Rita Subdivision as recorded in Plat Book 46, Page 30;

Thence southerly, with said corporation line, the east line of said 112.581 acre tract, and the west line of Lot Nos. 36-49 of said Alice Rita Subdivision, South 03° 14’ 07” East, 689.58 feet to an iron pin set;

Thence westerly, crossing said 112.581 acre tract, South 84° 53’ 46” West, 870.23 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, North 82° 52’ 03” West, 546.17 feet to an iron pin set;

Thence westerly, continuing across said 112.581 acre tract, South 87° 14’ 04” West, 830.05 feet to a “MAG” nail set in the centerline of Georgesville Road and on the west line of said 112.581 acre tract;

Thence northerly, with the centerline of Georgesville Road and the west line of said 112.581 acre tract, North 07° 07’ 57” East, 403.09 feet to a “MAG’’ nail set an angle point in the west line of said 112.581 acre tract, and being the southwest corner of said 1.048 acre tract;

Thence easterly, with the west line of said 112.581 acre tract and the south line of said 1.048 acre tract, South 82° 52’ 03” East, 60.00 feet to an iron pin set at an angle point in the west line of said 112.581 acre tract, the southeast corner of said 1.048 acre tract, and on the easterly right-of-way line of Georgesville Road;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract and the easterly right-of-way line of Georgesville Road, North 07° 07’ 57” East, 173.64 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract, and the easterly right-of-way line of Georgesville Road, North 20° 39’ 28” East, 51.31 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, continuing with the west line of said 112.581 acre tract, the east line of said 1.048 acre tract, and the easterly right-of-way line of Georgesville Road, North 07° 07’ 57” East, 67.05 feet to the True Point of Beginning, containing 34.521 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

Less and excepting therefrom the following 0.9921 acre tract known as Parcel 1C-WD as conveyed by CD Gaming Future Expansion LLC to the Franklin County Commissioners in Instrument Number 201108170102936:

Parcel 1C-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Number 1482 and also being in a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number 201102140022643 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, South 07 degrees 07 minutes 57 seconds West, 805.70 feet to an angle point in the west line of said 34.521 acre tract and being the southwest corner of said 1.048 acre tract and being the True Point of Beginning of the parcel herein described;

Thence with the west line of said 34.521 acre tract and the south line of said 1.048 acre tract, South 82 degrees 52 minutes 03 seconds East, 60.00 feet to an angle point in the west line of said 34.521 acre tract, the southeast corner of said 1.048 acre tract in the existing easterly right-of-way line of Georgesville Road (C.R. 26);

Thence with the west line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East,

173.64 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 04 degrees 59 minutes 39 seconds East 0.44 feet;

Thence continuing with the west line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 20 degrees 39 minutes 28 seconds East, 51.31 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 03 degrees 50 minutes 15 seconds West, 0.50 feet;

Thence continuing with the West line of said 34.521 acre tract, the east line of said 1.048 acre tract, and the existing easterly right-of-way line of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East, 67.05 feet to a point, reference an iron pin found, capped “Woolpert Inc”, North 86 degrees 32 minutes 36 seconds East 0.07 feet in the east line of said 1.048 acre tract at the northwest corner of said 34.521 acre tract, the southwest corner of a 6.4230 acre tract as conveyed to West Highland Plaza, LLC in Instrument Number 200707110121493, Parcel I;

Thence with the north line of said 34.521 acre tract and the south line of said 6.4230 acre tract, North 86 degrees 32 minutes 36 seconds East, 18.31 feet to an iron pin set in said north and south line and also being in the proposed easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 34.521 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 681.33 feet to an iron pin set in the south line of said 34.521 acre tract and the north line of the remainder of a 112.581 acre tract as conveyed to CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I;

Thence with the south line of said 34.521 acre tract and the north line of the remainder of said 112.581 acre tract, South 87 degrees 14 minutes 04 seconds West, 91.36 feet to the southwest corner of said 34.521 acre tract and the northwest corner of the remainder of said 112.581 acre tract;

Thence with the west line of said 34.521 acre tract and the centerline of Georgesville Road (C.R. 26), North 07 degrees 07 minutes 57 seconds East, 403.09 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous record.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 140-007466 containing 0.9921 acres, more or less, which includes 0.5480 acres in the present road occupied.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris Registered Surveyor No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

Tract IV

22.259 Acre Tract

Situated in the State of Ohio, County of Franklin, Township of Franklin, being in Virginia Military Survey Lot 1425, and being part of an 112.581 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract I, all references being those of record in the Franklin County, Ohio Recorder’s Office and being more particularly described as follows:

Commencing at a monument (FCGS 1379) found at the centerline intersection of West Broad Street (U.S. Route 40) (160’) and Georgesville Road (110’);

Thence southerly, with the centerline of Georgesville Road, the west line of a 1.048 acre tract conveyed to Board of Franklin County Commissioners as described in Instrument Number 200211270304863 and the west line of said 112.581 acre tract, South 07° 07’ 57” West, 2383.79 feet to a “MAG” nail set, and being the True Point of Beginning;

Thence easterly, crossing said 112.581 acre tract, South 87° 36’ 39” East, 1033.13 feet to an iron pint set;

Thence northeasterly, continuing across said 112.581 acre tract, North 52° 07’ 57” East, 496.75 feet to an iron pin set;

Thence easterly, crossing said 112.581 acre tract, South 88° 51’ 21” East, 610.89 feet to an iron pin set in the south line of said 112.581 acre tract and the north line of a tract of land conveyed to Camp Chase Industrial Railroad Corp. as described in Official Record Volume 28363 F03;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 38’ 50” West, 587.07 feet to an iron pin set at an angle point in said south and north line;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 45° 07’ 01” West, 265.42 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said south and north line;

Thence southwesterly, with the south line of said 112.581 acre tract and the north line of said Camp Chase Industrial Railroad Corp. tract, South 39° 13’ 25” West, 211.64 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said south and north line, being on the corporation line of the City of Columbus and Franklin Township;

Thence southwesterly, with said corporation line, the south line of said 112.581 acre tract, and north line of said Camp Chase Industrial Railroad Corp. tract, South 54° 37’ 57” West, 1038.29 feet to a 5/8” rebar found capped “Woolpert” at a southwest corner of said 112.581 acre tract and a southeast corner of a 9.052 acre tract conveyed to CD Gaming Ventures, Inc. as described in Instrument Number 201002050015189, Tract II;

Thence northeasterly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 27° 15’ 29” East, 149.00 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 22° 08’ 13” East, 196.74 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 05° 10’ 59” East, 149.38 feet to a 5/8” rebar found capped “Woolpert” at an angle point in said west and east line;

Thence northerly, with said corporation line, the west line of said 112.581 acre tract, and the east line of said 9.052 acre tract, North 03° 24’ 52” West, 149.83 feet to an iron pin found at an angle point in said west line and being the northeast corner of said 9.052 acre tract;

Thence westerly, with said corporation line, the west line of said 112.581 acre tract, and the north line of said 9.052 acre tract, South 86° 26’ 45” West, passing a 5/8” rebar found in the easterly right-of-way line of Georgesville Road at 533.11 feet, 594.17 feet to a “MAG” nail set at a southwest corner of said 112.581 acre tract, the northwest corner of said 9.052 acre tract, and being in the centerline of Georgesville Road;

Thence northerly, with the west line of said 112.581 acre tract and the centerline of Georgesville Road, North 07° 07’ 57” East, 469.70 feet to the True Point of Beginning, containing 22.259 acres more or less.

Subject to all legal rights-of-way and/or easements, if any of previous record.

All iron pins set are 5/8” rebar, 30” in length with a yellow plastic cap with “EP Ferris Surveyor 8230” inscribed on top.

Basis of Bearing: Bearings are based upon the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS 96). Said bearings originated from a field traverse which was tied (referenced) to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road, bearing North 07° 07’ 57” East, and all other bearings upon this meridian, is designated the “basis of bearing” for this description.

This description was prepared by Matthew E. Ferris, Registered Surveyor No. 8230, of E.P. Ferris & Associates, Inc. on February 14, 2011.

TRACT V

9.052 acre parcel

Situate in Virginia Military Survey Lot 1425, City of Columbus, County of Franklin, State of Ohio, and being part of a 147.973 acre tract of land as conveyed to Delphi Automotive Systems LLC by deed recorded in Instrument No. 199902010025133 (all references to deeds, microfiche, plats, surveys, etc. refer to the records of the Franklin County Recorder’s Office, unless noted otherwise) and being more particularly bounded and described as follows:

Commencing for reference at a monument found (FCGS 13 79) at the intersection of the centerline of West Broad Street (U.S. Route 40) with the centerline of Georgesville Road, said point bears North eighty-eight degrees ten minutes twenty-nine seconds East (N88°10’29”E) for a distance of two thousand one hundred thirty-seven and 66/100 feet (2137.66’) from a monument found (Frank140);

thence along the centerline of said Georgesville Road and the west line of said 147.973 acre tract South seven degrees seven minutes fifty-four seconds West (S07°07’54”W) for a distance of two thousand eight hundred fifty-three and 58/100 feet (2,853.58’) to a railroad spike set at the True Point of Beginning of the herein described tract of land;

thence across said 147.973 acre tract and along the existing City of Columbus corporation line as recorded in Official Record Volume 14730 E16 for the following five (5) courses:

1. North eighty-six degrees twenty-six minutes forty-three seconds East (N86°26’43”E) (passing an iron pin found on the east right of way line of said Georgesville Road at 61.06’) for a distance of five hundred ninety-three and 99/100 feet (593.99’) to a 5/8” iron pin found (no cap);

2. South three degrees twenty-eight minutes twenty-five seconds East (S03°28’25”E) for a distance of one hundred forty-nine and 96/100 feet (149.96’) to an iron pin set;

3. South five degrees eleven minutes thirty-three seconds West (S05°11’33”W) for a distance of one hundred forty-nine and 38/100 feet (149.38’) to an iron pin set;

4. South twenty-two degrees nine minutes fifty-eight seconds West (S22°09’58”W) for a distance of one hundred ninety-six and 72/100 feet (196.72’) to an iron pin set;

5. South twenty-seven degrees fifteen minutes sixteen seconds West (S27°15’16”W) for a distance of one hundred forty-eight and 91/100 feet (148.91’) to an iron pin set on the north line of a tract of land as conveyed to Camp Chase Industrial Railroad Corp. by deed recorded in Official Record Volume 28363 F03;

thence along said line South fifty-four degrees thirty-eight minutes forty-seven seconds West (S54°38’47”W) for a distance of one hundred ninety-eight and 22/100 feet (198.22’) to a 5/8” iron pin found (Thomas Eng & Surveying cap) at the northeast corner of a 1.423 acre tract of land as conveyed to Salvation Army by deed recorded in Official Record Volume 9220 F13;

thence along the north line of said 1.423 acre tract North eighty-two degrees fifty-two minutes six seconds West (N82°52’06”W) for a distance of three hundred sixty-seven and 90/100 feet (367.90’) to a P.K. nail found at the northwest corner of said 1.423 acre tract, said point also being on the centerline of said Georgesville Road;

thence along the centerline of said Georgesville Road North seven degrees seven minutes fifty-four seconds East (N07°07’54”E) for a distance of six hundred fifty and 24/100 feet (650.24’) to the True Point of Beginning, containing nine and 052/1000 (9.052) acres, more or less.

Iron pins set are 5/8” rebar, 30” in length, with a plastic plug placed on top inscribed with the name “Woolpert Inc”, unless otherwise noted. All monuments found are in good condition unless otherwise noted.

This description was prepared from a field survey performed by Woolpert, Inc., in January, 2010 with bearings based upon Ohio State Plane Coordinate System, South Zone, NAD83 (CORS). Said bearings originated from said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of North seven degrees seven minutes fifty-four seconds East (N07°07’54”E) and monumented as described herein, is designated the “basis of bearing” for this survey.

Less and excepting therefrom the following 1.8636 acre tract known as Parcel 1A-WD as conveyed by CD Gaming Future Development LLC to the Franklin County Commissioners in Instrument Number 201108170102928:

Parcel 1A-WD

Situated in the State of Ohio, County of Franklin, Township of Franklin, and being in Virginia Military District Survey Numbers 1425 and also being in a 22.259 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022644 and a 9.052 acre tract as conveyed to CD Gaming Future Development, LLC in Instrument Number 201102140022646 (all references being to records of the Recorder’s Office, Franklin County, Ohio), and bounded and described as follows:

Commencing at “FCGS 1379” found at the centerline of right-of-way of Phillipi Road and Georgesville Road (C.R. 26), and being a Point of Intersection, also being the centerline of right-of-way of West Broad Street (U.S. 40);

Thence with the centerline of Georgesville Road (C.R. 26), the west line of a 1.048 acre tract as conveyed to The Board of Franklin County Commissioners in Instrument Number 200211270304863, the west line of a 34.521 acre tract as conveyed to CD Gaming Future Expansion, LLC in Instrument Number

201102140022643, the west line of the remainder of a 112.581 acre tract as conveyed to CD Gaming Ventures, Inc. in Instrument Number 201002050015189, Tract I, and the west line of a 24.936 acre tract as conveyed to CD Gaming Parking, LLC in Instrument Number 201102140022642, South 07 degrees 07 minutes 57 seconds West, 2383.79 feet to the northwest corner of said 22.259 acre tract and the southwest corner of said 24.936 acre tract and being the True Point of Beginning of the parcel herein described;

Thence crossing the existing easterly right-of-way line of Georgesville Road (C.R. 26) along the north line of said 22.259 acre tract and the south line of said 24.936 acre tract, South 87 degrees 36 minutes 39 seconds East, 90.31 feet to an iron pin set in the proposed easterly right-of-way line of Georgesville Road (C.R. 26), also being in said north and south line;

Thence crossing said 22.259 acre tract with the proposed easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 460.19 feet to an iron pin set in the south line of said 22.259 acre tract and the north line of said 9.052 acre tract;

Thence with the south line of said 22.259 acre tract and the north line of said 9.052 acre tract, South 86 degrees 26 minutes 45 seconds West, 30.53 feet to a point, reference an iron pin found, capped “Woolpert Inc”, South 86 degrees 26 minutes 45 seconds West, 0.14 feet, in said south and north line and in the existing easterly right-of-way line of Georgesville Road (C.R. 26);

Thence crossing said 9.052 acre tract with the existing easterly right-of-way line of Georgesville Road (C.R. 26), South 07 degrees 07 minutes 57 seconds West, 661.20 feet to an iron pin set in the south line of said 9.052 acre tract and the north line of a 1.423 acre tract as conveyed to Salvation Army in Official Record 9220, Page F13;

Thence with the south line of said 9.052 acre tract and the north line of said 1.423 acre tract, North 82 degrees 52 minutes 03 seconds West, 60.00 feet to the southwest corner of said 9.052 acre tract and the northwest corner of said 1.423 acre tract in the centerline of Georgesville Road (C.R. 26);

Thence with the centerline of Georgesville Road (C.R. 26) and the west line of said 9.052 acre tract and said 22.259 acre tract, North 07 degrees 07 minutes 57 seconds East, 1119.58 feet to the Point of Beginning.

Subject to all legal rights-of-way, easements, and restrictions, if any, of previous record.

The above described area is contained within the Franklin County Auditor’s Permanent Parcel Numbers: 570-216484 containing 0.9030 acres, more or less, which includes 0.9030 acres in the present road occupied, 140-007464 containing 0.9606 acres, more or less, which includes 0.6426 acres in the present road occupied, containing a total of 1.8636 acres, more or less.

The bearings shown on this described herein are based on the Ohio State Plane Coordinate System, South Zone, NAD83 (CORS96). Said bearings originated from a field traverse which was tied to said coordinate system by GPS observations and observations of selected stations in the Ohio Department of Transportation Virtual Reference Station network. The portion of the centerline of Georgesville Road having a bearing of (South 07 degrees 07 minutes 57 seconds West) and monumented as shown hereon, is designated the “basis of bearing” for this survey.

This description was prepared and reviewed on May 18, 2011 by Edward P. Ferris, Registered Surveyor No. 6027, and is based upon a field survey performed by E.P. Ferris & Associates, Inc.

Monuments referred to as Iron Pins Set are 5/8 inch rebar 30 inches long with a yellow plastic cap stamped “Franklin County Engineer”.

Grantor reserves the right of ingress and egress to and from all residual areas.

TRACT VI

Together With beneficial easement for sanitary sewer as set forth in Special Warranty Deed by and between General Motors Corporation and The Cleveland, Cincinnati and St. Louis Railway Company dated February 25, 1957 and recorded February 25, 1957 in Deed Book 2017, Page 425, Recorder’s Office, Franklin County, Ohio.

Together with non-exclusive beneficial easements for storm sewer and right of access to easement area as set forth in that certain Storm Sewer Easement and Right of Access Agreement by and between Haydocy Realty Co., LLC and Delphi Automotive Systems LLC, recorded November 5, 1999, in Instrument No. 199911050279195, Franklin County records.

Also Together With non-exclusive beneficial easements for vehicular and pedestrian ingress and egress, sanitary sewer, storm sewer, and utilities as set forth in that certain Amended and Restated Easement Agreement dated February 25, 2003 by and between West Highland Plaza LLC and Delphi Automotive Systems LLC, recorded July 15, 2003, in Instrument No. 200307150215403, Franklin County records.

Hollywood Casino Joliet, Joliet, IL

REAL PROPERTY IN THE CITY OF JOLIET, COUNTY OF WILL, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 8, 9 AND 10 IN CHICAGO GRAVEL COMPANY’S SUBDIVISION (EXCEPT THAT PART CONVEYED TO DES PLAINES RIVER ENTERTAINMENT CORPORATION BY DOCUMENT R91-65237; AND ALSO EXCEPT THAT PART LYING IN THE WEST 1/2 OF THE NORTHWEST 1/4 OF SECTION 25) IN SECTIONS 24, 25, 26, 35 AND 36 IN TOWNSHIP 35 NORTH AND IN RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 19 TOWNSHIP 35 NORTH RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 20, 1924 AS DOCUMENT 368583;

ALSO EXCEPT THAT PART OF LOT 8 DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEASTERLY CORNER OF SAID LOT 8; THENCE SOUTH 00 DEGREES 05 MINUTES 31 SECONDS WEST, ON THE EAST LINE OF SAID LOT, 536.94 FEET TO THE POINT OF BEGINNING, THENCE CONTINUING SOUTH 00 DEGREES 05 MINUTES 31 SECONDS WEST, ON SAID EAST LINE, 1446.67 FEET TO THE SOUTH LINE OF SAID LOT; THENCE NORTH 89 DEGREES 58 MINUTES 29 SECONDS WEST, ON SAID SOUTH LINE 688.87 FEET TO THE WEST LINE OF THE EAST 688.87 FEET OF SAID LOT; THENCE NORTH 00 DEGREES 05 MINUTES 31 SECONDS EAST, ON SAID WEST LINE, 1082.69 FEET TO THE SOUTHWESTERLY EXTENSION OF THE SOUTHERLY LINE OF THE PARCEL OF LAND DESCRIBED IN DOCUMENT NO. R98-84129; THENCE NORTH 62 DEGREES 11 MINUTES 19 SECONDS EAST, ON SAID SOUTHWESTERLY EXTENSION, AND ON THE SOUTHERLY LINE OF SAID PARCEL DESCRIBED IN DOCUMENT NO. R98-84129, A DISTANCE OF 779.50 FEET TO THE POINT OF BEGINNING)

PARCEL 2:

A PARCEL OF LAND WHOLLY WITHIN THE SOUTHEAST 1/4 OF SECTION 25 IN TOWNSHIP 35 NORTH AND OF RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, THAT IS 300 FEET IN WIDTH, BY RECTANGULAR MEASUREMENT AND IS IMMEDIATELY SOUTHEAST OF AND ADJACENT TO THE EASTERLY LINE OF A PARCEL OF LAND DESCRIBED IN A WARRANTY DEED RECORDED AS DOCUMENT NUMBER 298668 IN DEED BOOK #395, PAGE 544 AT THE WILL COUNTY RECORDERS OFFICE, SAID 300 FOOT WIDE PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTH LINE OF SAID SOUTHEAST 1/4 OF SECTION 25, IN TOWNSHIP 35 NORTH AND OF RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, THAT IS

DISTANCE 1330.0 FEET EAST FROM THE NORTHWEST CORNER OF SAID QUARTER SECTION, THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SOUTHEASTERLY LINE OF SAID PREVIOUSLY CONVEYED PARCEL OF LAND TO A POINT IN THE WEST LINE OF SAID QUARTER SECTION, THAT IS DISTANT 1330.0 FEET SOUTH FROM THE NORTHWEST CORNER OF SAID QUARTER SECTION; THENCE SOUTH ALONG THE WEST LINE OF SAID SOUTHEAST 1/4 SECTION, A DISTANCE OF 424.62 FEET; THENCE IN A NORTHEASTERLY DIRECTION ALONG A LINE THAT IS PARALLEL TO AND 300 FEET DISTANT, BY RECTANGULAR MEASUREMENT, FROM THE SAID PREVIOUSLY DESCRIBED SOUTHEASTERLY PROPERTY LINE, TO THE NORTH LINE OF SOUTHEAST 1/4 SECTION; THENCE WEST ALONG THE SAID QUARTER SECTION LINE, A DISTANCE OF 424.62 FEET, TO THE POINT OF BEGINNING, EXCEPTING THEREFROM THAT PART CONVEYED TO DES PLAINES RIVER ENTERTAINMENT CORPORATION BY DOCUMENT R91-65237, IN WILL COUNTY, ILLINOIS

PARCEL 3:

THAT PART OF LOT 14 LYING EAST OF THE SOUTHERLY EXTENSION OF THE WEST LINE OF LOT 10 IN CHICAGO GRAVEL CO’S SUBDIVISION OF PART OF SECTIONS 24, 25, 26, 35 AND 36 IN TOWNSHIP 35 NORTH AND IN RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 20, 1924 AS DOCUMENT 368583, IN WILL COUNTY, ILLINOIS.

PARCEL 4:

THAT PART OF SECTION 36, TOWNSHIP 35 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE THREAD OF THE DES PLAINES RIVER; AND LYING EAST OF THE SOUTHERLY EXTENSION OF THE WEST LINE OF LOT 10 IN CHICAGO GRAVEL COMPANY’S SUBDIVISION OF PART OF SECTIONS 24, 25, 26, 35 AND 36 IN SAID TOWNSHIP 35 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 19 TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 20, 1924 AS DOCUMENT NUMBER 368583; AND LYING SOUTH OF LOTS 14 AND 15 IN SAID CHICAGO GRAVEL COMPANY’S SUBDIVISION AND LYING WEST OF THE SOUTHERLY EXTENSION OF THE EASTERLY LINE OF THE PARCEL OF LAND CONVEYED TO DES PLAINES RIVER ENTERTAINMENT CORPORATION BY THE QUIT CLAIM DEED RECORDED NOVEMBER 8, 1991 AS DOCUMENT R91-65274 IN WILL COUNTY, ILLINOIS.

PARCEL 5:

LOT 15 IN CHICAGO GRAVELS CO’S SUBDIVISION OF SECTIONS 24, 25, 26, 35 AND 36 TOWNSHIP 35 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN AND PART OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 19 TOWNSHIP 35 NORTH RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JUNE 20, 1924 AS DOCUMENT 368583 IN WILL COUNTY, ILLINOIS.

PARCEL 6:

THAT PART OF THE SOUTHEAST 1/4 OF SECTION 25, TOWNSHIP 35 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST 1/4; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 1585.00 FEET, ALONG THE EAST LINE OF SAID SOUTHEAST 1/4, TO THE NORTHEAST CORNER OF THE PARCEL OF LAND CONVEYED TO THE SANITARY DISTRICT OF CHICAGO BY WARRANTY DEED DATED MARCH 18, 1910 AND RECORDED AS DOCUMENT 261440 IN WILL COUNTY RECORD BOOK NO. 278, PAGE 510; THENCE SOUTH 57 DEGREES 44 MINUTES 00 SECONDS WEST 1006.03 FEET, ALONG THE NORTHERLY LINE OF SAID SANITARY DISTRICT OF CHICAGO PARCEL, TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 57 DEGREES 44 MINUTES 00 SECONDS WEST

200.00 FEET, ALONG THE SAID NORTHERLY LINE OF THE SANITARY DISTRICT OF CHICAGO PARCEL; THENCE SOUTH 52 DEGREES 22 MINUTES 44 SECONDS WEST (MEASURED), SOUTH 52 DEGREES 58 MINUTES WEST (RECORDED) 690.40 FEET (MEASURED), 688.09 FEET (RECORDED)’ ALONG THE SAID NORTHERLY LINE OF THE SANITARY DISTRICT OF CHICAGO PARCEL, TO THE SOUTH LINE OF SAID SOUTHEAST 1/4; THENCE NORTH 89 DEGREES 51 MINUTES 26 SECONDS WEST 1102.51 FEET, ALONG THE SAID SOUTH LINE OF THE SOUTHEAST 1/4 TO THE WEST LINE OF SAID SOUTHEAST 1/4; THENCE NORTH 00 DEGREES 6 MINUTES 39 SECONDS EAST 894.40 FEET (MEASURED) 894.28 FEET, (RECORDED) ALONG THE SAID WEST LINE OF THE SOUTHEAST 1/4, TO A POINT 1754.62 FEET FROM THE NORTHWEST CORNER OF SAID SOUTHEAST 1/4, SAID POINT BEING ON THE SOUTHERLY LINE OF THE PARCEL OF LAND CONVEYED TO THE CHICAGO GRAVEL COMPANY BY WARRANTY DEED DATED MAY 28, 1951 AND RECORDED AS DOCUMENT NO 691610 IN WILL COUNTY RECORD BOOK NO 1334 PAGE 403; THENCE NORTH 45 DEGREES 05 MINUTES 32 SECONDS EAST 1825.80 FEET, ALONG THE SOUTHERLY LINE OF SAID CHICAGO GRAVEL PARCEL; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS EAST 467.14 FEET, ALONG A LINE PARALLEL TO THE SAID EAST LINE OF THE SOUTHEAST 1/4; THENCE SOUTH 23 DEGREES 44 MINUTES 13 SECONDS EAST 1300.78 FEET TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS.

PARCEL 7:

THAT PART OF THE SOUTHEAST 1/4 OF SECTION 25, TOWNSHIP 35 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST 1/4; THENCE SOUTH 00 DEGREES 00 MINUTES 00 SECONDS WEST 1585.00 FEET ALONG THE EAST LINE OF THE SAID SOUTHEAST 1/4, TO THE NORTHEAST CORNER OF THE PARCEL OF LAND CONVEYED TO THE SANITARY DISTRICT OF CHICAGO BY WARRANTY DEED DATED MARCH 18, 1910 AND RECORDED AS DOCUMENT NO. 261440 IN WILL COUNTY RECORD BOOK NO. 278, PAGE 510; THENCE SOUTH 57 DEGREES 44 MINUTES 00 SECONDS WEST 1006.03 FEET, ALONG THE NORTHERLY LINE OF SAID SANITARY DISTRICT OF CHICAGO PARCEL, TO THE POINT OF BEGINNING, THENCE CONTINUING SOUTH 57 DEGREES 44 MINUTES 00 SECONDS WEST 200.00 FEET, ALONG THE SAID NORTHERLY LINE OF THE SANITARY DISTRICT OF CHICAGO PARCEL; THENCE SOUTH 52 DEGREES 22 MINUTES 44 SECONDS WEST (MEASURED), SOUTH 52 DEGREES 58 MINUTES WEST (RECORDED), 690.40 FEET (MEASURED) 688.09 FEET, (RECORDED) ALONG THE SAID NORTHERLY LINE OF THE SANITARY DISTRICT OF CHICAGO PARCEL TO THE SOUTH LINE OF THE SOUTHEAST 1/4; THENCE SOUTH 89 DEGREES 51 MINUTES 26 SECONDS EAST 949.27 FEET, ALONG THE SAID SOUTH LINE OF THE SOUTHEAST 1/4; THENCE NORTH 23 DEGREES 44 MINUTES 13 SECONDS WEST 579.62 FEET TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS.

PARCEL 8:

THAT PART OF LOTS 8, 9 AND 10 IN CHICAGO GRAVEL COMPANY’S SUBDIVISION, A SUBDIVISION OF PART OF SECTIONS 24, 25, 26, 35 AND 36 IN TOWNSHIP 35 NORTH AND IN RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 19, IN TOWNSHIP 35 NORTH RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED JUNE 20, 1924 AS DOCUMENT 368583 AND THAT PART OF THE SOUTHEAST 1/4 OF SECTION 25, TOWNSHIP 35 NORTH, RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PART OF SECTION 25, TOWNSHIP 35 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 25 WITH THE SOUTHERLY LINE OF THE PARCEL OF LAND CONVEYED TO THE CHICAGO GRAVEL COMPANY BY DEED RECORDED AS DOCUMENT 691610 IN WILL COUNTY RECORD BOOK 1334 PAGE 403; THENCE NORTH 45 DEGREES 05 MINUTES 32 SECONDS EAST 70.73 FEET, ALONG THE SAID SOUTHERLY LINE OF THE CHICAGO GRAVEL PARCEL; THENCE NORTH 00 DEGREES 06 MINUTES 39 SECONDS EAST 2309.83 FEET ALONG A LINE 50.00 FEET EAST OF AND PARALLEL WITH THE NORTH-SOUTH CENTERLINE OF SECTION 25, TO A POINT OF CURVE; THENCE NORTHWESTERLY ALONG A CURVE TO THE LEFT WITH A RADIUS OF

519.58 FEET, HAVING A CHORD BEARING AND DISTANCE OF NORTH 17 DEGREES 36 MINUTES 15 SECONDS WEST 316.20 FEET, TO A POINT; THENCE NORTH 09 DEGREES 40 MINUTES 50 SECONDS EAST 70.71 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF U. S. HIGHWAY ROUTE 6 AS MONUMENTED AND TRAVELED; THENCE SOUTH 54 DEGREES 40 MINUTES 50 SECONDS WEST 200.00 FEET, ALONG THE SAID SOUTHERLY RIGHT OF WAY LINE OF U. S. HIGHWAY ROUTE 6; THENCE SOUTH 80 DEGREES 19 MINUTES 10 SECONDS EAST 70.71 FEET, TO A POINT ON A CURVE; THENCE SOUTHEASTERLY ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 419.58 FEET, HAVING A CHORD BEARING AND DISTANCE OF SOUTH 17 DEGREES 36 MINUTES 15 SECONDS EAST 255.35 FEET, TO A POINT OF TANGENCY; THENCE SOUTH 00 DEGREES 06 MINUTES 39 SECONDS WEST 2459.86 FEET, ALONG A LINE 50.0 FEET WEST OF AND PARALLEL WITH THE SAID NORTH-SOUTH CENTERLINE OF SECTION 25; THENCE SOUTH 89 DEGREES 53 MINUTES 21 SECONDS EAST, 50.00 FEET, TO A POINT ON THE SAID NORTH SOUTH CENTERLINE OF SAID SECTION 25; THENCE NORTH 00 DEGREES 06 MINUTES 39 SECONDS EAST 100.00 FEET, ALONG THE SAID NORTH SOUTH CENTERLINE OF SECTION 25, TO THE POINT OF BEGINNING, IN WILL COUNTY, ILLINOIS.

PARCEL 9:

THAT PART OF THE NORTHEAST 1/4 OF SECTION 26, TOWNSHIP 35 NORTH RANGE 9 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHERLY, EASTERLY AND SOUTHEASTERLY OF THE SOUTHERLY, EASTERLY AND SOUTHEASTERLY RIGHT OF WAY LINE OF FAI ROUTE 80 AS DESCRIBED IN DEDICATION INSTRUMENT RECORDED JUNE 27, 1961 AS DOCUMENT NO 932362 AND SOUTHEASTERLY OF THAT PART VESTED IN THE STATE OF ILLINOIS BY DECREE ENTERED IN CASE NO 91ED10629 AND NORTHEASTERLY OF THE EAST LINE OF THE NEW HOUBOULT ROAD AND NORTH OF THE NORTHERLY RIGHT OF WAY LINE OF MOUND ROAD PER CASE NO. 91ED10629, RUNNING NORTHEASTERLY AND SOUTHWESTERLY THROUGH SAID SECTION, EXCEPTING THAT PART DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID NORTHEAST 1/4 OF SECTION 26 AND RUNNING THENCE SOUTH 88 DEGREES 57.4 MINUTES EAST, ALONG THE NORTH LINE OF SAID NORTHEAST 1/4; A DISTANCE OF 1927.45 FEET TO THE CENTER OF THE PUBLIC HIGHWAY (MOUND ROAD) RUNNING NORTHEASTERLY AND SOUTHWESTERLY THROUGH SAID SECTION, BEING THE POINT OF BEGINNING, THENCE NORTH 88 DEGREES 57.4 MINUTES WEST ALONG SAID NORTH LINE OF THE NORTHEAST 1/4 A DISTANCE OF 450.08 FEET; THENCE SOUTH 23 DEGREES 26 MINUTES EAST A DISTANCE OF 295.74 FEET TO THE CENTER OF SAID PUBLIC HIGHWAY; THENCE NORTH 51 DEGREES 38.6 MINUTES EAST, ALONG SAID CENTERLINE, A DISTANCE OF 424.11 FEET TO THE POINT OF BEGINNING IN WILL COUNTY, ILLINOIS.

Hollywood Casino Lawrenceburg, Lawrenceburg, IN

REAL PROPERTY IN THE CITY OF LAWRENCEBURG, COUNTY OF DEARBORN, STATE OF INDIANA, DESCRIBED AS FOLLOWS:

TRACT 1 (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA AND BEING ALL OF LOT NOS. 7, 8, 9, 10, 51, 52, 53, 54 AND 55 AND PART OF LOTS 49 AND 50 OF TOUSEY, DUNN AND TOUSEY’S ADDITION, NORTHERN LIBERTIES, P.B. 4, PAGE 24 AND ALL OF LOT NOS. 1, 2, 3, 4, 5, 6, 7, 8 AND 9 OF GUARD, DUNN AND GIBSON’S ADDITION, P.B. 3, PAGE 61, DEARBORN COUNTY, INDIANA RECORDS AND AN AREA KNOWN AS THE “BASIN” AND ALSO ALL THAT PORTION OF CANAL STREET LYING BETWEEN THE FORMER CONRAIL RAILROAD AND BASIN STREET, AND ALL OF THAT PORTION OF CENTER STREET (ALSO KNOWN AS MARKET STREET) LYING EAST OF SAID RAILROAD, AND ALSO ALL THAT PORTION OF GEORGE STREET (ALSO KNOWN AS TOUSEY STREET) WHICH LIES BETWEEN SAID CENTER STREET AND WILLIAM STREET AND ALSO ALL THAT PORTION OF ST. CLAIR STREET WHICH LIES BETWEEN SAID CENTER STREET AND SAID

WILLIAM STREET AND ALSO ALL ALLEYS LYING BETWEEN SAID CENTER STREET AND SAID WILLIAM STREET (WHICH ALLEYS AND PORTIONS OF STREETS LIE WITHIN THE BOUNDARY OF THE FOLLOWING DESCRIPTION) AND ALSO ALL THE PORTION OF THE OLD WHITEWATER CANAL AND ITS BASIN AND ALSO ALL THAT PORTION OF THE FORMER FAIRGROUNDS OF THE DEARBORN COUNTY AGRICULTURAL SOCIETY (P.B. 3, PAGE 65) WHICH LIE WITHIN THE BOUNDARY OF THE FOLLOWING DESCRIPTION (BEARINGS ON THIS DESCRIPTION ARE BASED ON THE INDIANA STATE PLANE COORDINATE SYSTEM, NAD ‘83):

BEGINNING AT A MAG NAIL AT THE MOST WESTERLY CORNER OF LOT 10 OF SAID TOUSEY, DUNN AND TOUSEY’S ADDITION, NORTHERN LIBERTIES, AND ALSO IN THE EASTERLY LINE OF SAID CENTER STREET AND THE NORTHERLY LINE OF AN ALLEY; THENCE WITH THE EASTERLY LINE OF SAID CENTER STREET THE FOLLOWING FOUR COURSES AND DISTANCES: NORTH 44 DEGREES 45 MINUTES 01 SECONDS EAST A DISTANCE OF 198.00 FEET TO A REBAR, NORTH 45 DEGREES 14 MINUTES 59 SECONDS WEST A DISTANCE OF 33.07 FEET TO A CROSS NOTCH; NORTH 44 DEGREES 38 MINUTES 11 SECONDS EAST A DISTANCE 487.55 FEET TO A REBAR IN THE EASTERLY LINE OF THE FORMER CONRAIL RAILROAD; THENCE WITH THE EASTERLY LINE OF SAID RAILROAD, WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1,610.98 FEET AN ARC DISTANCE OF 200.66 FEET TO A POINT; THE CHORD OF SAID ARC BEARS NORTH 14 DEGREES 49 MINUTES 48 SECONDS WEST A DISTANCE OF 200.53 FEET TO SAID POINT, SAID POINT BEING IN THE EASTERLY LINE OF A FUTURE STREET; THENCE WITH THE EASTERLY LINE OF SAID FUTURE STREET, WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 491.00 FEET AN ARC DISTANCE OF 247.31 FEET TO A POINT, THE CHORD OF SAID ARC BEARS NORTH 21 DEGREES 12 MINUTES 28 SECONDS WEST A DISTANCE OF 244.70 FEET TO SAID POINT; NORTH 36 DEGREES 31 MINUTES 53 SECONDS WEST A DISTANCE OF 43.60 FEET TO A POINT; THENCE WITH SAID FORMER RAILROAD EASTERLY LINE THE FOLLOWING THREE COURSES AND DISTANCES: WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1610.98 FEET AN ARC DISTANCE OF 41.09 FEET TO A POINT, THE CHORD OF SAID ARC BEARS NORTH 29 DEGREES 20 MINUTES 57 SECONDS WEST A DISTANCE OF 41.09 FEET TO SAID POINT; NORTH 45 DEGREES 14 MINUTES 58 SECONDS WEST A DISTANCE OF 6.93 FEET TO A POINT; NORTH 25 DEGREES 21 MINUTES 26 SECONDS WEST A DISTANCE OF 57.52 FEET TO A POINT IN THE EASTERLY LINE OF SAID FUTURE STREET; THENCE WITH THE LINE OF SAID FUTURE STREET THE FOLLOWING SIX COURSES AND DISTANCES: WITH THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 74.50 FEET AN ARC DISTANCE OF 171.20 FEET TO A REBAR, THE CHORD OF SAID ARC BEARS NORTH 66 DEGREES 35 MINUTES 53 SECONDS EAST A DISTANCE OF 135.94 FEET TO SAID POINT; SOUTH 44 DEGREES 56 MINUTES 24 SECONDS EAST A DISTANCE OF 198.94 FEET TO A REBAR; SOUTH 42 DEGREES 40 MINUTES 59 SECONDS EAST A DISTANCE OF 224.23 FEET TO A REBAR; SOUTH 41 DEGREES 46 MINUTES 15 SECONDS EAST A DISTANCE OF 33.09 FEET TO A CROSS NOTCH; SOUTH 40 DEGREES 50 MINUTES 53 SECONDS EAST A DISTANCE OF 63.48 FEET TO A REBAR; SOUTH 46 DEGREES 44 MINUTES 33 SECONDS EAST A DISTANCE OF 46.64 FEET TO A REBAR; THENCE LEAVING SAID FUTURE STREET, WITH THE EASTERLY LINE OF SUBJECT PREMISES SOUTH 46 DEGREES 44 MINUTES 33 SECONDS EAST A DISTANCE OF 271.17 FEET TO A REBAR IN THE WESTERLY LINE OF WILLIAM STREET; THENCE WITH THE WESTERLY LINE OF SAID WILLIAM STREET, SOUTH 44 DEGREES 45 MINUTES 01 SECONDS WEST, A DISTANCE OF 1040.68 FEET TO A MAG NAIL AT THE MOST SOUTHERLY CORNER OF LOT 7 OF SAID TOUSEY, DUNN AND TOUSEY’S ADDITION, NORTHERN LIBERTIES; THENCE WITH THE SOUTHERLY LINE OF SAID LOT NO. 7 AND ALSO LOT 10 OF SAID TOUSEY, DUNN AND TOUSEY’S ADDITION, NORTHERN LIBERTIES, AND THE WESTERLY LINE OF AN ALLEY NORTH 45 DEGREES 14 MINUTES 59 SECONDS WEST A DISTANCE OF 313.50 FEET TO THE POINT OF BEGINNING. THE ABOVE DESCRIPTION IS INTENDED TO DESCRIBE ALL OF THE LANDS IN D.R. 269, P. 4631-433; D.R. 274, P. 415-417, P. 607; D.R. 275, P. 20-22, P. 23, P. 24-26, P. 27, P. 28-38; D.R. 281, P. 388-390; D.R. 288, P. 508-510; AND PART OF THE LANDS DESCRIBED IN D.R. 269, P. 434-436.

TRACT 2 (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, AND BEING PART OF LOT NO. 28 OF TOUSEY, DUNN AND TOUSEY’S ADDITION, NORTHERN LIBERTIES, AS RECORDED IN P.B. 4, PAGE 24, DEARBORN COUNTY, INDIANA RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS (BEARINGS ON THIS DESCRIPTION ARE BASED ON THE INDIANA STATE

PLANE COORDINATE SYSTEM, NAD ‘83.):

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT NO. 28, ALSO BEING A CORNER OF CENTER STREET (ALSO KNOWN AS MARKET STREET) AND AN ALLEY; THENCE WITH THE EASTERLY LINE OF SAID LOT 28 AND THE WESTERLY LINE OF SAID CENTER STREET SOUTH 44 DEGREES 38 MINUTES 11 SECONDS WEST 34.11 FEET TO A POINT IN THE EASTERLY LINE OF A FUTURE STREET; THENCE WITH THE EASTERLY LINE OF SAID FUTURE STREET, WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 491.00 FEET AN ARC DISTANCE OF 39.89 FEET TO A POINT IN THE NORTHERLY LINE OF SAID LOT NO. 28 AND IN THE SOUTHERLY LINE OF SAID ALLEY THE CHORD OF SAID ARC BEARS NORTH 13 DEGREES 18 MINUTES 45 SECONDS EAST A DISTANCE OF 39.87 FEET TO SAID POINT; THENCE WITH THE NORTHERLY LINE OF SAID LOT NO. 28 AND THE SOUTHERLY LINE OF SAID ALLEY SOUTH 45 DEGREES 29 MINUTES 29 SECONDS EAST A DISTANCE OF 20.73 FEET TO THE POINT OF BEGINNING. (D.R. 124, P. 124-125).

TRACT 11 (AIR RIGHTS):

ALSO: ALL AIR RIGHTS ABOVE THE FOLLOWING DESCRIBED REAL ESTATE COMMENCING TWENTY-THREE (23) FEET ABOVE THE RAILROAD TRACKS AS THEY EXISTED ON DECEMBER 15, 1995: BEING PART OF SECTION 14, TOWN 5 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN LOCATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, DESCRIBED AS FOLLOWS: BEGINNING AT A SOUTHEASTERLY CORNER OF GUARD, DUNN AND GIBSON’S ADDITION (P.B. 3, PG. 61) AT THE INTERSECTION OF THE WESTERLY LINE OF PLATTED WILLIAM STREET WITH THE SOUTHERLY LINE OF PLATTED GEORGE STREET; THENCE NORTH 44 DEGREES 45 MINUTES 00 SECONDS EAST 66.00 FEET; THENCE ALONG THE SOUTHERLY LINE OF SAID SUBDIVISION AND THE WESTERLY LINE OF SAID WILLIAM STREET, 352.18 FEET; THENCE SOUTH 45 DEGREES 15 MINUTES 00 SECONDS EAST ALONG THE RIGHT-OF-WAY OF THE CSX RAILROAD THE FOLLOWING TWO COURSES: THENCE ALONG THE EASTERLY LINE OF SAID WILLIAM STREET SOUTH 44 DEGREES 45 MINUTES 00 SECONDS WEST, 338.15 FEET; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 536.01 FEET AN ARC DISTANCE OF 21.85 FEET, THE LONG CHORD OF SAID ARC BEARS SOUTH 43 DEGREES 35 MINUTES 25 SECONDS WEST A DISTANCE OF 21.85 FEET; THENCE NORTH 45 DEGREES 15 MINUTES 00 SECONDS WEST, 66.44 FEET TO SAID WESTERLY LINE OF WILLIAM STREET; THENCE NORTH 44 DEGREES 45 MINUTES 00 SECONDS EAST ALONG THE LINE OF SAID STREET 7.82 FEET TO THE POINT OF BEGINNING.

CONVEYED TO INDIANA GAMING COMPANY, L.P. BY DEED DATED AUGUST 19, 1996 AND RECORDED AUGUST 15, 1997 AS DOCUMENT 03106.

TRACT C (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG: BEING PART OF LOT 2 OF THE TOUSEY, DUNN AND TOUSEY’S ADDITION (SLIDE 419) TO THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON THE INDIANA STATE PLANE COORDINATE SYSTEM, EAST ZONE, NAD 1983):

BEGINNING AT THE NORTHEAST CORNER OF LOT 2 OF THE TOUSEY, DUNN AND TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG (SLIDE 419); THENCE SOUTH 44 DEGREES 42 MINUTES 41 SECONDS WEST ALONG THE EASTERLY LINE OF SAID LOT 2 AND ALONG THE WESTERLY RIGHT-OF-WAY OF WILLIAMS STREET, 51.30 FEET TO A RE-BAR; THENCE NORTH 24 DEGREES 02 MINUTES 01 SECONDS WEST 86.59 FEET TO A RE-BAR; THENCE NORTH 44 DEGREES 42 MINUTES 41 SECONDS EAST, 20.00 FEET TO A RE-BAR; THENCE SOUTH 45 DEGREES 13 MINUTES 28 SECONDS EAST ALONG THE SOUTHERLY RIGHT-OF-WAY OF AN ALLEY, 80.70 FEET TO THE POINT OF BEGINNING. (O.R. 122, P. 1834-1839).

TRACT D (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG: BEING PART OF LOTS 19 AND 20 OF THE TOUSEY, DUNN AND TOUSEY’S ADDITION (SLIDE 419) TO THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON

THE INDIANA STATE PLANE COORDINATE SYSTEM, EAST ZONE, NAD 1983):

COMMENCING AT THE SOUTHWESTERLY CORNER OF LOT 19 OF TOUSEY, DUNN AND TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG (SLIDE 419); THENCE NORTH 44 DEGREES 37 MINUTES 57 SECONDS EAST ALONG THE WESTERLY LINE OF SAID LOT 19 AND ALONG THE EASTERLY RIGHT-OF-WAY OF AN ALLEY, 60.00 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING NORTH 44 DEGREES 37 MINUTES 57 SECONDS EAST ALONG THE WESTERLY LINES OF SAID LOT 19 AND THEN LOT 20 AND ALONG THE EASTERLY RIGHT-OF-WAY OF SAID ALLEY, 46.00 FEET TO A RE-BAR; THENCE SOUTH 45 DEGREES 16 MINUTES 41 SECONDS EAST, 99.00 FEET TO A RE-BAR; THENCE SOUTH 44 DEGREES 37 MINUTES 57 SECONDS WEST ALONG THE EASTERLY LINES OF SAID LOTS 19 AND 20 AND ALONG THE WESTERLY RIGHT-OF-WAY OF CENTER STREET 46.00 FEET TO A RE-BAR; THENCE NORTH 45 DEGREES 16 MINUTES 41 SECONDS WEST ALONG A LINE 6.00 FEET SOUTHERLY OF AND PARALLEL TO THE SOUTHERLY LINE OF SAID LOT 20, 99.00 FEET TO THE POINT OF BEGINNING. (O.R. 122, P. 1834-1839).

CONSOLIDATION (TRACTS 3-10, 13-18, E-J) (FEE SIMPLE):

BEING ALL OF LOTS 2 AND 3 AND PART OF LOT 4 OF GEORGE C. COLUMBIA’S ADDITION TO THE CITY OF LAWRENCEBURG (SLIDE 406), AND ALL OF LOTS 23, 24, 25, 26, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, AND PART OF LOTS 27, 28, 41, 42, 47 AND 48 AND PART OF OUTLOT 1 OF TOUSEY, DUNN & TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG (SLIDE 419) AND PART OF DUNN STREET AND PART OF GEORGE STREET AS SHOWN, PART OF AN ALLEY LOCATED NORTHERLY OF SAID OUTLOT 1 AND ALL THAT PART OF AN ALLEY LOCATED EASTERLY OF SAID OUTLOT 1, ALL THAT PART OF AN ALLEY LOCATED NORTHERLY OF SAID LOT 29, ALL THAT PART OF AN ALLEY LOCATED EASTERLY OF SAID LOTS 29, 30, 31, 32, 33 AND 34, AND ALL THAT PART OF AN ALLEY LOCATED NORTHERLY OF SAID LOTS 24, 33 AND 36 LOCATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA DESCRIBED AS FOLLOWS (BEARINGS IN THIS DESCRIPTION ARE BASED ON INDIANA STATE PLANE COORDINATE SYSTEM, EAST ZONE GRID, NAD 83) TO THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA):

BEGINNING AT A CROSS NOTCH MARKING THE SOUTHWESTERLY CORNER OF LOT 23 OF TOUSEY, DUNN AND TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG (SLIDE 419); THENCE N 45°16’41” W ALONG THE EASTERLY LINE OF ST. CLAIR STREET, 280.50 FEET TO A RE-BAR; THENCE N 45°25’03” W, 66.00 FEET; THENCE N 45°16’17” W ALONG THE SOUTHERLY LINE OF LOT 35 IN SAID TOUSEY, DUNN AND TOUSEY’S ADDITION AND THE SOUTHERLY LINES OF LOTS 2, 3 AND 4 IN GEORGE C. COLUMBIA’S ADDITION, 181.50 FEET TO A RE-BAR; THENCE N 44°37’57” E, 132.00 FEET TO A RE-BAR; THENCE S 45°16’17” E ALONG THE NORTHERLY LINES OF SAID LOTS 4 AND 3 AND ALONG THE SOUTHERLY RIGHT-OF-WAY OF AN ALLEY, 49.50 FEET TO A RE-BAR; THENCE N 44°37’57” E ALONG THE WESTERLY LINES OF LOTS 37 AND 38 EXTENDED AND ALONG THE EASTERLY RIGHT-OF-WAY OF AN ALLEY, 181.50 FEET TO THE CENTER OF GEORGE STREET; THENCE N 45°16’17” W ALONG THE CENTERLINE OF SAID STREET, 71.57 FEET; THENCE N 44°43’43” E, 33.00 FEET TO A RE-BAR; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 60.00 FEET, AN ARC LENGTH OF 140.67 FEET, THE CHORD OF SAID ARC BEARS N 26°13’52” W, WITH A CHORD LENGTH OF 110.60 FEET TO A RE-BAR; THENCE N 44°37’57” E, 104.17 FEET TO A MAGNETIC NAIL IN THE CENTERLINE OF AN ALLEY; THENCE S 45°16’17” E ALONG SAID CENTERLINE, 19.25 FEET TO A MAGNETIC NAIL AT AN ALLEY INTERSECTION; THENCE N 44°37’57” E ALONG THE CENTER OF AN ALLEY, 108.25 FEET TO A RE-BAR; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 50.00 FEET, AN ARC DISTANCE OF 144.31 FEET, THE CHORD OF SAID ARC BEARS S 39°29’02” E, 99.19 FEET TO A RE-BAR; THENCE S 45°16’17” E ALONG THE WESTERLY RIGHT-OF-WAY OF CANAL STREET, 41.59 FEET TO A RE-BAR; THENCE S 44°37’57” W ALONG THE NORTHERLY RIGHT-OF-WAY OF A 16.5 FOOT ALLEY, 90.00 FEET TO A RE-BAR; THENCE S 45°16’17” E ALONG THE SOUTHERLY RIGHT-OF-WAY OF A 16.5 FOOT ALLEY, 181.50 FEET; THENCE N 44°37’57” E ALONG THE CENTERLINE OF DUNN STREET, 137.28 FEET TO A RE-BAR; THENCE ALONG THE SOUTHERLY RIGHT-OF-WAY OF ARGOSY PARKWAY THE FOLLOWING SIX COURSES AND DISTANCES:

S 25°21’09” E, 15.25 FEET; THENCE

WITH THE ARC OF A CURVE TO THE RIGHT HAVING AN RADIUS OF 1563.62 FEET, AN ARC LENGTH OF 110.70 FEET, THE CHORD OF SAID ARC BEARS S 23°19’27” E, WITH A CHORD LENGTH OF 110.68

FEET TO A RE-BAR; THENCE

WITH THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 431.00 FEET, AN ARC LENGTH OF

356.54 FEET, THE CHORD OF SAID BEARS S 11°02’08” W, WITH A CHORD LENGTH OF 346.46 FEET TO

A RE-BAR; THENCE

S 46°03’58” E, 4.87 FEET; THENCE

S 44°37’57” W, 280.83 FEET TO A CROSS NOTCH AND THE POINT OF BEGINNING.

(O.R. 122, PG. 1834), (O.R. 130, PG. 137), (O.R. 130, PG. 117), (O.R. 130, PG. 140), (O.R. 130, PG. 135) AND (O.R. 130, PG. 142).

PARCELS 1-5 (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, AND BEING ALL OF LOTS 11 AND 12 OF TOUSEY, DUNN AND TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG, INDIANA,, AS RECORDED IN P.B. 4, PAGE 24, DEARBORN COUNTY, INDIANA RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS (BEARINGS ON THIS DESCRIPTION ARE BASED ON THE INDIANA STATE PLANE COORDINATE SYSTEM, NAD ‘83.):

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID LOT 12, ALSO BEING A CORNER OF ARCH STREET AND CENTER STREET; THENCE WITH THE EASTERLY LINE OF SAID CENTER STREET, N 44°45’00”E, 132.00 FEET TO THE NORTHWESTERLY CORNER OF SAID LOT 11; THENCE WITH THE NORTHERLY LINE OF SAID LOT 11 AND THE SOUTHERLY LINE OF AN ALLEY, S 45°15’00”E, 132.00 FEET TO THE NORTHEASTERLY CORNER OF SAID LOT 11; THENCE WITH THE WESTERLY LINE OF AN ALLEY, S 44°45’00”W, 132.00 FEET TO THE SOUTHEASTERLY CORNER OF SAID LOT 12; THENCE WITH THE SOUTHERLY LINE OF SAID LOT 12 AND THE NORTHERLY LINE OF SAID ARCH STREET, N 45°15’00”W, 132 FEET TO THE POINT OF BEGINNING. (I. 200700004018).

PARCEL 6 (FEE SIMPLE):

SITUATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, AND BEING ALL OF LOT NOS. 5 AND 6 OF TOUSEY, DUNN AND TOUSEY’S ADDITION TO THE CITY OF LAWRENCEBURG, INDIANA,, AS RECORDED IN P.B. 4, PAGE 24, DEARBORN COUNTY, INDIANA RECORDS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS (BEARINGS ON THIS DESCRIPTION ARE BASED ON THE INDIANA STATE PLANE COORDINATE SYSTEM, NAD ‘83.): BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID LOT NO. 5, ALSO BEING A CORNER OF ARCH STREET AND WILLIAM STREET; THENCE WITH THE SOUTHERLY LINE OF SAID LOT 5 AND THE NORTHERLY LINE OF SAID ARCH STREET, N 45°15’00”W, 165.00 FEET TO THE SOUTHWESTERLY CORNER OF SAID LOT 5; THENCE WITH THE EASTERLY LINE OF AN ALLEY, N 44°45’00”E, 132.00 FEET TO THE NORTHWESTERLY CORNER OF SAID LOT 6; THENCE WITH THE NORTHERLY LINE OF SAID LOT 6 AND THE SOUTHERLY LINE OF AN ALLEY, S 44°45’00”E, 165.00 FEET TO THE NORTHWESTERLY CORNER OF SAID LOT 6; THENCE WITH THE WESTERLY LINE OF SAID WILLIAM STREET, S 44°45’00”E, 132.00 FEET TO THE POINT OF BEGINNING. (I. 200700004018).

TRACT 12 (LEASEHOLD):

LEASEHOLD ESTATE AS CREATED IN MEMORANDUM OF SUBLEASE BETWEEN CITY OF LAWRENCEBURG, SUBLESSOR AND INDIANA GAMING COMPANY L.P. SUBLESSEE, RECORDED AUGUST 5, 1997 IN DEED RECORD 288 PAGE 523 DEMISING THE LAND FOR A TERM OF YEARS ALSO: LEASEHOLD: BEING ALL OF LOTS 1 AND 2, AND PART OF LOT 3 OF SQUIRE WATT’S ESTATES (SLIDE 339) AND PART OF SECTION 14, TOWN 5 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN

LOCATED IN THE CITY OF LAWRENCEBURG, DEARBORN COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT A SOUTHEASTERLY CORNER OF GUARD, DUNN AND GIBSON’S ADDITION (P.B. 3, P. 61) AT THE INTERSECTION OF THE WESTERLY LINE OF ROAD PLATTED WILLIAM STREET WITH THE SOUTHERLY LINE OF PLATTED GEORGE STREET; THENCE SOUTH 44 DEGREES 45

MINUTES 00 SECONDS WEST ALONG THE RIGHT-OF-WAY OF SAID WILLIAM STREET 7.82 FEET; THENCE SOUTH 45 SECONDS 15 MINUTES 00 SECONDS EAST, 66.44 FEET TO THE RIGHT-OF-WAY OF THE CENTRAL RAILROAD OF INDIANA AND THE POINT OF BEGINNING; THENCE ALONG SAID RIGHT-OF-WAY WITH THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 536.01 FEET AN ARC DISTANCE OF 21.85 FEET, THE LONG CHORD OF SAID ARC BEARS NORTH 43 DEGREES 35 MINUTES 25 SECONDS EAST A DISTANCE OF 21.85 FEET TO THE RIGHT-OF-WAY OF THE CSX RAILROAD; THENCE ALONG SAID CSX RIGHT-OF-WAY THE FOLLOWING THREE COURSES: THENCE NORTH 44 DEGREES 45 MINUTES 00 SECONDS EAST, 688.15 FEET; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 9582.30 FEET AND AN ARC DISTANCE OF 87.17 FEET, THE LONG CHORD OF SAID ARC BEARS NORTH 44 DEGREES 29 MINUTES 22 SECONDS EAST A DISTANCE OF 87.17 FEET; THENCE SOUTH 47 DEGREES 15 MINUTES 00 SECONDS EAST, 42.01 FEET; THENCE SOUTH 45 SECONDS 15 MINUTES 00 SECONDS EAST, 1215.87 FEET TO THE OHIO RIVER BOUNDARY BETWEEN THE STATES OF INDIANA AND KENTUCKY, AS THE SAME WAS DETERMINED BY THE SUPREME COURT; THENCE ALONG SAID OHIO RIVER BOUNDARY THE FOLLOWING SIX COURSES: THENCE SOUTH 41 DEGREES 29 MINUTES 33 SECONDS WEST, 59.97 FEET; THENCE SOUTH 46 DEGREES 51 MINUTES 31 SECONDS WEST, 298.39 FEET; THENCE SOUTH 39 DEGREES 15 MINUTES 30 SECONDS WEST, 104.26 FEET; THENCE SOUTH 43 DEGREES 48 MINUTES 50 SECONDS WEST, 304.84 FEET; THENCE SOUTH 44 DEGREES 01 MINUTES 29 SECONDS WEST, 213.22 FEET; THENCE SOUTH 45 DEGREES 21 MINUTES 32 SECONDS WEST, 138.79 FEET; THENCE LEAVING SAID RIVER NORTH 45 DEGREES 15 MINUTES 00 SECONDS WEST, 1142.92 FEET TO THE RIGHT-OF-WAY OF SAID CENTRAL RAILROAD; THENCE

ALONG SAID CENTRAL RAILROAD RIGHT-OF-WAY WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 536.01 FEET AN ARC DISTANCE OF 348.85 FEET, THE LONG CHORD OF SAID ARC BEARS NORTH 23 DEGREES 46 MINUTES 09 SECONDS EAST, 342.72 FEET TO THE POINT OF BEGINNING.

ADDITIONAL PARCEL (FEE SIMPLE):

BEING PART OF SECTION 10 AND PART OF SECTION 11, TOWNSHIP 5 NORTH, RANGE 1 WEST OF THE FIRST PRINCIPAL MERIDIAN, LOCATED IN THE CITY OF GREENDALE, DEARBORN COUNTY, INDIANA (BEARINGS IN THIS DESCRIPTION ARE BASED ON A 2.248 ACRE SURVEY BY ALBERT G. HOPPING, L.S. ON JUNE 19, 1985): COMMENCING AT A STONE MARKING THE NORTHEAST CORNER OF LOT 7 OF GREENDALE HEIGHTS SUBDIVISION (PLAT BOOK 5, PAGE 25, SLIDE 9), ALSO BEING THE NORTHWEST CORNER OF THE PARENT TRACT OF LAND; THENCE S 89°48’00” E ALONG THE SOUTH LINE OF THE KIDD PROPERTY (D.R. 222, P. 363), 60.08 FEET TO A RE-BAR AND THE POINT OF BEGINNING; THENCE CONTINUING S 89°48’00” E ALONG THE SOUTH LINE OF SAID KIDD PROPERTY, 948.42 FEET TO AN IRON PIN MARKING THE NORTHWEST CORNER OF THE U.S.A. LAND COMPANY, LLC (O.R. 34, P. 592); THENCE S 00°12’00” W ALONG THE WEST LINE OF SAID U.S.A. LAND COMPANY, LLC PROPERTY AND THEN THE WEST LINE OF DREAM CORPORATION, INC. PROPERTY (DR. 266, P. 56), 650.09 FEET TO A RE-BAR; THENCE ALONG THE BOUNDARY OF LOREY LANE THE FOLLOWING THREE COURSES AND DISTANCES: S 89°43’00” W, 771.84 FEET TO AN IRON PIN; THENCE S 00°17’00” E, 50.00 FEET TO AN IRON PIN; THENCE N 89°43’00” E 1255.00 FEET TO A RE-BAR IN THE RIGHT-OF-WAY OF U.S. 50; THENCE ALONG SAID RIGHT-OF-WAY THE FOLLOWING TWO COURSES AND DISTANCES: THENCE S 01°24’49” E 507.41 FEET TO A RE-BAR; THENCE WITH THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 7724.44 FEET AN ARC DISTANCE OF 249.18 FEET, THE LONG CHORD OF SAID ARC BEARS S 02°20’16” E, 249.17 FEET, THENCE S 89°51’43” W ALONG THE NORTH LINE OF THE KASANBHA PROPERTY (D.R. 299 P. 357), 328.37 FEET TO A RE-BAR; THENCE S 00°17’00” E ALONG THE WEST LINE OF SAID KASANBHA PROPERTY EXTENDED, 363.00 FEET TO A RE-BAR; THENCE S 89°51’43” W ALONG THE NORTH LINE OF KVH PARTNERSHIP PROPERTY (DR. 272, P. 434), 1456.55 FEET TO A RE-BAR; THENCE N 30°32’00” E ALONG THE EAST LINES OF THE YELTON/MCCOOL PROPERTY (D.R 275, P. 653), THE WOODFILL PROPERTY (D.R. 307, P. 516), AND THE CARLTON PROPERTY (D.R 260, P. 568), 397.98 FEET TO A RE-BAR; THENCE S 89°53’15” W ALONG THE NORTH LINE OF SAID CARLTON PROPERTY, 216.20 FEET TO AN IRON PIPE; THENCE ALONG THE BOUNDARY OF THE DAVID LOREY PROPERTY (OR. 5, P. 403) THE FOLLOWING FIVE COURSES AND DISTANCES: THENCE N 51°40’40” E 449.40 FEET TO AN IRON PIPE; THENCE S 76°27’32” E 77.02 FEET TO AN IRON PIPE; THENCE N 57°12’24” E 165.09 FEET TO AN IRON PIPE;

THENCE N 04°56’44” W 187.44 FEET TO AN IRON PIPE; THENCE N 89°48’00” W 261.38 FEET TO A RE-BAR; THENCE ALONG THE EAST RIGHT-OF-WAY OF RIDGE AVENUE THE FOLLOWING FOUR COURSES AND DISTANCES: THENCE N 02°36’17” E, 286.46 FEET TO AN IRON PIPE; THENCE N 89°43’00” E, 15.51 FEET TO A RE-BAR; THENCE N 00°53’00” E, 225.15 FEET TO A RE-BAR; THENCE N 03°12’00” E, 433.78 FEET TO THE POINT OF BEGINNING.

Hollywood Casino Penn National Race Course, Grantville, PA

All that certain tract or piece of land, together with the improvements thereon erected situate on the Easterly side of PA Township Route Number T-612, leading from PA Traffic Route Number 443 to U.S. Route No. 22 and being partly in the Township of East Hanover, County of Dauphin and partly in the Township of East Hanover in the County of Lebanon, Commonwealth of Pennsylvania more fully bounded and described as follows, to wit:

Beginning at a point in or near the middle of PA Township Route No. T-612, in line of land now or late of Melvyn R. Bowman and Anna I. Bowman, his wife; thence leaving said PA Township Route No. T-612 and extending along land now or late of Melvyn R. Bowman and Anna I. Bowman, his wife the following 3 courses and distances: (1) South 57 degrees, 18 minutes East a distance of 467 feet to a point; (2) North 82 degrees 31 minutes East, a distance of 1250 feet to a point; and (3) North 11 degrees 24 minutes West a distance of 824 feet to a point in PA Traffic Route No. 443; thence extending in and along said PA Traffic Route No. 443, South 83 degrees 17 minutes East, a distance of 34 feet to a point; thence leaving said PA Traffic Route No. 443 and extending along land now or late of John S. Rhine and Mary R. Rhine, his wife, the following 7 courses and distances: (1) North 11 degrees 17 minutes West, a distance of 526 feet to a point; (2) North 19 degrees 22 minutes East, a distance of 175 feet to a point; (3) North 15 degrees 54 minutes West a distance of 157 feet to a point; (4) North 86 degrees 17 minutes East a distance of 402 feet to a point (5) South 23 degrees 3 minutes East a distance of 153 feet to a point (6) North 73 degrees 14 minutes East a distance of 295 feet; and (7) South 26 degrees 17 minutes East a distance of 910 feet to a point on the Northerly side of PA Traffic Route No. 443; thence extending along the Northerly side of PA Traffic Route 443 North 73 degrees 20 minutes East a distance of 1016 feet to a point; thence partly crossing PA Traffic Route No. 443 South 29 degrees 3 minutes East a distance of 10 feet to a point in or near the middle of said highway; thence extending in and along said PA Traffic Route No. 443 North 73 degrees 42 minutes West a distance of 170 feet to a point; thence leaving said PA Traffic Route No. 443 and extending along land now or late of Herman Behrendt and Marie Behrendt, his wife the following 2 courses and distances: (1) North 24 degrees o minutes West a distance of 978 feet to a point; and (2) North 54 degrees 22 minutes West a distance of 391 feet to a point; thence extending partly along land now or late of Lizzie Hetrick and partly along land reputed to belonging now or late of lndiantown Gap Military Reservation North 38 degrees 52 minutes East a distance of 1609 feet to a point; thence extending partly along land now or late of Samuel Asper and Margaret D. Asper, his wife, and partly along land now or late of Larry R. Brubaker, South 22 degrees 14 minutes East a distance of 1464 feet to a point; thence extending along land now or late of Larry R. Brubaker the following two courses and distances; (1) North 89 degrees 39 minutes East a distance of 329 feet; and (2) South 5 degrees 19 minutes East a distance of 670 feet to a point in PA Traffic Route No. 443; thence extending in and along said PA Traffic Route No. 443, North 70 degrees 58 minutes East a distance of 61 feet to a point; thence leaving PA Traffic Route No. 443 and extending in and along PA Township Route No. T-400 the following 3 courses and distances: (1) South 86 degrees 6 minutes East a distance of 927 feet to a point; (2) South 88 degrees 25 minutes East a distance of 108 feet to a point; and (3) North 81 degrees 51 minutes East a distance of 324 feet to a point; thence leaving PA Township Route No. T-400 and extending along land now or late of J. Paul Gross and Lillian M. Gross, his wife the following 3 courses and distances: (1) South 14 degrees 0 minutes East a distance of 819 feet to a point; (2) North 76 degrees 11 minutes East a distance of 251 feet to a point; and (3) North 69 degrees 42 minutes East a distance of 360 feet to a point; thence extending along land now or late of Galen L. Donmoyer and Suzanne F. Donmoyer, his wife, South 11 degrees 26 minutes East a distance of 1629 feet to a point; thence extending along land now or late of Harold E. Conrad and Anna E. Conrad, his wife the following 7 courses and distances: (1) North 77 degrees 28 minutes West a distance of 1595 feet to a point; (2) South 28 degrees 10 minutes West, a distance of 593 feet to a point; (3) North 84 degrees 47 minutes East a distance of 583 feet to a point; (4) South 31 degrees 55 minutes East, a distance of 134 feet to a point; (5) North 76 degrees 4 minutes East a distance of 137 feet; (6) South 33 degrees 31 minutes East, a distance of 380 feet to a point and (7) South 17 degrees 24 minutes East a distance of 314 feet to a point; thence extending along land now or late of Ellis B. Gibson and Annie Gibson, his wife, South 72 degrees 45 minutes West a distance of 678 feet to a point; thence extending partly along land now or late of Ellis Gibson and Annie Gibson, his wife and partly along land now or late of Galen Wolf, South 73 degrees 36 minutes West, a distance of 489 feet to a point; thence extending along land now or late of Galen Wolf the following 2 courses and distances: (1) South 61 degrees 54 minutes West a distance of 117 feet to a point; and (2) South 15 degrees East a distance of 607 feet to a point: thence extending partly along land now or late of David Urich, partly in and along PA Township Route No. T-527 and partly in and along PA Township Route No. T-606, South 72 degrees 55 minutes West a distance of 793 feet to a point; thence extending in and along PA Township Route No. 606 North 85 degrees 35 minutes West, a distance of 766 feet to a point; thence extending along land now or late of Stanley C. Keller and Dorothy E. Keller, his wife, South 54 degrees 57 minutes West a distance of 2613 feet to a point in or near the middle of PA Township Route No. T-612; thence extending in and along said PA Township Route No. T-612 the following 17 courses and distances: (1) North 28 degrees 18 ¾ minutes West a distance of 204.97 feet to a point; (2) North 30 degrees 20 ½ minutes West a distance of 555.84 feet to a point; (3) North 27 degrees 50 ¾ minutes West a distance of 661.26 feet to a point; (4) North 24 degrees 31 ¾ minutes West a distance of 215.84 feet to a point; (5) North 20 degrees 21 ¾ minutes West a distance of 194.98 feet to a point; (6) North 19 degrees West a distance of 233 feet to a point; (7) North 18 degrees 33 ¾ minutes West a distance of 370.96 feet to a point (8) North 18 degrees 2 ¼ minutes West a distance of 592.13 feet to a point (9) North 21 degrees 19 ¼ minutes West a distance of 157.84 feet to a point; (10)North 32 degrees 19 minutes West a distance of 139.86 feet to a point; (11) North 43 degrees 1 ¾ minutes West a distance of 102.24 feet to a point (12) North 52 degrees 4 ¾ minutes West a distance of 144.39 feet to a point; (13) North 56 degrees 42 ¼ minutes West a distance of 100.66 feet to a point; (14) North 49 degrees 27 minutes West a distance of 84.46 feet to a point, (15) North 25 degrees 44 ½ minutes West a distance of 98.41 feet to a point; (16) North 15 degrees 54 ½ minutes West a distance of 740.68 feet to a point; and (17) North 17 degrees 22 ¼ minutes West a distance of 209.63 feet to the place of Beginning.

Being the same premises acquired by Pennsylvania National Turf Club, Inc. by virtue of the following deeds:

1. Deed Book R, Volume 54, Page 406

2. Deed Book S, Volume 54, Page 59

3. Deed Book S, Volume 54, Page 65

4. Deed Book S, Volume 54, Page 61

5. Deed Book S, Volume 54, Page 100 (Dauphin Co.) and Deed Book 73, Page 797 (Lebanon Co.)

6. Deed Book T, Volume 54, Page 323

7. Deed Book T, Volume 54, Page 327

8. Deed Book T, Volume 54, Page 334

9. Deed Book C, Volume 56, Page 563

Excepting therefrom and thereout the parcel more particularly described as follows:

All that certain tract or parcel of and situate in the Township of East Hanover, County of Dauphin and Commonwealth of Pennsylvania along the southerly side of Township Route #400 leading from Legislative Route #22024 to Township Route #320 bounded and described as follows, to wit:

Beginning at a monument in the southerly boundary line of aforesaid Township Route #400, a 33 foot wide road, said monument marking a corner of residue land now or formerly PA National Turf Club, Inc., a PA Corp. and being 16.50 feet measured perpendicularly from the center line of said Township Route #400 at a point being a distance of 1054 feet more or less measured in and along the centerline of said Township Route #400 eastwardly from the intersection of the center lines of said Township Route #400 and aforesaid Legislative Route #22024, said monument marking the most northwesterly corner of the herein described premises; thence from the said place of Beginning extending in and along the said southerly boundary line of Township Route #400 North 86 degrees 18 minutes East a distance of 251.24 feet to a monument marking a corner of land now or formerly of J. Paul Gross and Lillian M. Gross, his wife; thence leaving the said southerly boundary line of Township Route #400 and extending along said land now or formerly of J. Paul Gross and Lillian M. Gross, his wife South 9 degrees 23 minutes East a distance of 251.23 feet to a monument marking a corner of aforesaid residue land now or formerly of Pennsylvania National Turf Club, Inc. a PA Corp.; thence extending along said residue land now or formerly of PA National Turf Club, Inc., a PA Corp. the following 2 courses and distances: namely (1) South 86 degrees 10 minutes West a distance of 276.12 feet to a monument; (2) North 3 degrees 42 minutes West a distance of 250 feet to the said place of Beginning.

Excepting therefrom and thereout the parcel more particularly described as follows:

All that certain tract of land with the improvements thereon erected situate in East Hanover Township, Dauphin County, Pennsylvania, bounded and described as follows in accordance with a Plan of survey made by Gary Thomas Matthew, Registered Surveyor, dated January 20, 1973, as follows, to wit:

Beginning at a spike on the Center line of Pennsylvania State Highway Route 443 (80 foot wide) said point being the Southwest corner of land now or late of Robert A. Kaiser, Jr.; thence along the Center line of said Pennsylvania State Highway Route #443, South 82 degrees 30 minutes West a distance of 500 feet to a spike; thence along land now or late of Penn National Turf Club, Inc. (of which this was formerly a part), the following two courses and distances: North seven degrees 30 minutes West a distance of 767 feet to an iron pipe; thence North 74 degrees 21 minutes East a distance of 186.22 feet to an iron pipe; thence along land now or late of Robert A. Kaiser, Jr., the following six courses and distances: South 58 degrees East a distance of 93.80 feet to an iron pipe; thence South 76 degrees 16 minutes East a distance of 87.25 feet to an iron pipe; thence North 87 degrees 58 minutes East a distance of 212,43 feet to an iron pipe; thence South 52 degrees 16 minutes East a distance of 92.57 feet to an iron pipe; thence North 13 degrees 24 minutes East a distance of 65.60 feet to an iron pipe; thence South 4 degrees West a distance of 689.87 feet to the Place of Beginning.

Excepting therefrom and thereout the parcel more particularly described as follows:

All that certain piece or parcel of land situate in East Hanover Township, Dauphin County, Pennsylvania, more particularly bounded and described as follows, to wit:

Tract No. 1

Beginning at a point on the northern right-of-way line of Existing Township Route #527, said point being located and referenced North 16 degrees 54 minutes 30 seconds West, a distance of 16.5 feet from the center line intersection of Township Route #527 and Township Route #606; thence along the western edge of right-of-way of proposed Township Route #606 North 16 degrees 54 minutes 30 seconds West, a distance of 17 feet to a point on the northern right-of-way line of Proposed T-606; thence along the northern right-of-way line of Proposed T-606 North 73 degrees 5 minutes 30 seconds East, a distance of 282.50 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 239.66 feet, an arc distance of 280.75 feet to a point on the western right-of-way line of Proposed T-606; thence along the western right-of-way line of Proposed T-606 North 15 degrees 2 minutes West, a distance of 264.74 feet to a point; thence along the northern right-of-way line of Proposed T-606 North 73 degrees 5 minutes 30 seconds East, a distance of 282.50 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 239.66 feet, an arc distance of 280.75 feet to a point on the western right-of-way line of Proposed T-606; thence along the western right-of-way line of Proposed T-606 North 15 degrees 2 minutes West, a distance of 264.74 feet to a point; thence along the same on the arc of a curve curving to the right having a radius of 237.21 feet, an arc distance of 287.89 feet to a point; thence along the same North 54 degrees 30 minutes 16 seconds East, a distance of 230.16 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 187.21 feet, an arc distance of 263.63 feet to a point; thence along the same North 26 degrees 10 minutes 50 seconds West, a distance of 517.49 feet to a point; thence along the same on the arc of a curve curving to the right having a radius of 437 feet, an arc distance of 286.27 feet to a point; thence along the same North 11 degrees 2 minutes 38 seconds East, a distance of 9.51 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 287 feet, an arc distance of 186.45 feet to a point; thence along the same North 26 degrees 10 minutes 50 seconds West, a distance of 1,960.40 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 100 feet, an arc distance of 139.63 feet to a point on the Southern right-of-way line of Township Route #443; thence along the southern right-of-way line of Township Route #443 North 73 degrees 49 minutes 10 seconds East, a distance of 218.11 feet to a point on the eastern right-of-way line of proposed Township Route #606; thence along the eastern right-of-way line of proposed Township Route #606 on the arc of a curve curving to the left having a radius of 70 feet, an arc distance of 122.17 feet to a point; thence along the same South 26 degrees 10 minutes 50 seconds East, a distance of 1,960.40 feet to a point; thence along the same on the arc of a curve curving to the right having a radius of 337 feet, an arc distance of 218.94 feet to a point; thence along the same South 11 degrees 2 minutes 38 seconds West, a distance of 9.51 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 387.00, an arc distance of 253.51 feet to a point; thence along the same South 26 degrees 10 minutes 50 seconds East, a distance of 517.49 feet to a point; thence along the same on the arc of a curve curving to the right having a radius of 237.21 feet, an arc distance of 334.04 feet to a point; thence along the same South 54 degrees 30 minutes 16 seconds West, a distance of 230.16 feet to a point; thence along the same on the arc of a curve curving to the left having a radius of 187.21 feet, an arc distance of 227.21 feet to a point; thence along the same South 15 degrees 2 minutes East, a distance of 172.74 feet to a point on the northern right-of-way line of proposed Township Route #527 Spur; thence along the northern right-of-way line of proposed Township Route #527 Spur North 74 degrees 58 minutes East a distance of 18 feet to a point on line of lands now or late of Galen Wolf; thence along line of lands now or late of Galen Wolf South 15 degrees 2 minutes East, a distance of 50 feet to a point on the southern right-of-way line of proposed Township Route #527 Spur; thence along the southern right-of-way line of proposed Township Route #527 Spur South 74 degrees 58 minutes West, a distance of 18 feet to a point on the eastern right-of-way line of proposed Township Route #606; thence along the eastern right-of-way line of proposed Township Route #606 South 15 degrees 2 minutes East, a distance of 42 feet to a point; thence along the same on the arc of a curve curving to the right having a radius of 289.66 feet, an arc distance of 288.50 feet to a point on the North right-of-way line of existing Township Route #527: thence along the northern right-of-way line of existing Township Route #527 South 73 degrees 5 minutes 30 seconds West, a distance of 351.10 feet to a point the place of Beginning.

Tract No. 2

Beginning at a point on the existing right-of-way line of T.R. #527, said point being located and referenced North 16 degrees 54 minutes 30 seconds West, a distance of 16.5 feet from the center line intersection of T.R. #527 and T.R. #606; thence along the existing right-of-way line of T.R. #606 South 73 degrees 5 minutes 30 seconds West, a distance of 258 feet to a point; thence along the same North 85 degrees 9 minutes 30 seconds West, a distance of 796 feet to a point; thence along the same North 10 degrees 39 minutes 30 seconds West, a distance of 17.64 feet to a point in the lands now or late of the Pennsylvania National Turf Club; thence across lards now or late of the Pennsylvania National Turf Club South 85 degrees 9 minutes 30 seconds East, a distance of 603.50 feet to a point; thence across same North 73 degrees 5 minutes 30 seconds West, a distance of 249.30 feet to a point on the right-of-way line of Proposed T.R. #606; thence along the right-of-way line of Proposed T.R. #606 South 16 degrees 54 minutes 30 seconds East a distance of 17 feet to a point the place of Beginning. Being a 17 foot strip of land to be dedicated by the Pennsylvania National Turf Club to East Hanover Township along T.R. #606.

Tract No. 3

Beginning at a point on the eastern right-of-way line of T.R. #612 at the northern line of lands now or late of Stanley C. and Dorothy E. Keller; thence along the eastern right-of-way line of T.R. #612 North 28 degrees 18 minutes 45 seconds West, a distance of 50.35 feet to a point; thence across lands now or late of the Pennsylvania National Turf Club, Inc. North 54 degrees 56 minutes East a distance of 2604.42 feet to a point on the western edge of right-of-way T.R. #606; thence along the western edge of right-of-way of T.R. #606 South 13 degrees East a distance of 53.94 feet to a point on the northern property line of lands now or late of Stanley C. and Dorothy E. Keller; thence along the northern property line of lands now or late of Stanley C. and Dorothy E. Keller South 54 degrees 56 minutes West a distance of 2590.88 feet to a point the place of Beginning. No realty transfer stamps are affixed as this is a conveyance of land to the Township for a public road and has no monetary value.

Excepting Therefrom and Thereout the parcel more particularly described as follows:

All that certain tract or parcel of and situate in East Hanover Township, Dauphin County, Pennsylvania more particularly bounded and described in accordance with survey of William B Whittock, RPE dated December 13, 1973 as follows:

Beginning at a point, the southeast corner of Mountain Road (60 feet wide) and Firehouse Road (60 feet wide); thence along the southern side of Mountain Road North 74 degrees 14 minutes 30 seconds East a distance of 400 feet to a point on line of land now or late of Pennsylvania National Turf Club, Inc.; thence along the same South 15 degrees 45 minutes 30 seconds East a distance of 360 feet to a point on same; thence along the same South 74 degrees 14 minutes 30 seconds West a distance of 154.57 feet to a point on same and an existing drainage swale; thence along the same North 48 degrees 55 minutes 30 seconds West a distance of 379.67 feet to a point; thence South 64 degrees 34 minutes West a distance of 30 feet to a point on the eastern side of Firehouse Road; thence along the same North 25 degrees 26 West a distance of 48 feet to a point the place of Beginning. Subject however to an 80 feet minimum building setback line on Mountain Road.

Excepting Therefrom and Thereout the parcel more particularly described as follows:

All that certain lot or parcel of land with the improvements thereon erected situated in East Hanover Township, Dauphin County, Pennsylvania, bounded and described in accordance with a plan as prepared by Capitol Engineering Corporation, dated August 1989 and recorded in Dauphin County Plan Book z, Volume 4, Pages 31 and 32, as follows, to wit:

Beginning at a point in the centerline of S.R. 0443, (Mountain Road) in line of lands now or formerly of Robert L. Edwards and Jane I. Edwards, his wife; thence leaving said road and extending along lands of same and passing through a concrete monument set on the dedicated right-of-way line for Lot No. 2, said concrete monument being 41.99 feet from the beginning of this course, North 11 degrees 25 minutes 10 seconds West, 516.81 feet to an iron pipe; thence by same North 18 degrees 47 minutes 18 seconds East a distance of 175.36 feet to an iron pin; thence by same North 13 degrees 56 minutes 56 seconds West a distance of 179.06 feet to an iron pin; thence by same, North 86 degrees 59 minutes 59 seconds East a distance of 401.70 feet to an iron pin; thence by same South 22 degrees 44 minutes 48 seconds East a distance of 160.62 feet to an iron pin; thence by same North 72 degrees 37 minutes 55 seconds East a distance of 297.62 feet to an iron pin; thence by same, and passing through a concrete monument set on the dedicate right-of-way line for Lot No. 2, said concrete monument being 40.54 feet from the termination of this course, South 25 degrees 48 minutes 19 seconds East a distance of 925.58 feet to a point in the centerline of State Road (SR. 0443); thence along said centerline , and other lands now or late of PNRC Limited Partnership, South 73 degrees 34 minutes 09 seconds West a distance of 43.69 feet to a point in the centerline; thence by same by a curve to the right having a radius of 955.37 feet, an arc distance of 379.17 feet, the chord of which is South 84 degrees 55 minutes 29 seconds West a distance of 376.88 feet to a point in said centerline; thence along said centerline North 83 degrees 43 minutes 11 seconds West a distance of 647.80 feet to the point and place of Beginning.

Being Lot No.1 shown thereon.

All that certain lot or tract of ground, situate in East Hanover Township, Dauphin County, Pennsylvania, bounded and described according to a Plan of Survey for Robert A. Kaiser Motel Co., Inc. made by Gary Thomas Matthew, Registered Surveyor, dated October 29, 1973 as follows, to wit.

Beginning at a spike in the center line of PA State Highway Route No. 443 (80 feet wide) in line of land, now or late of Penn National Turf Club; thence extending along the same the two following courses and distances: (1) North 7 degrees 30 minutes West 767 feet to an iron pin and (2) North 74 degrees 21 minutes East 186.22 feet to an iron pin; thence extending along and now or late of Robert A. Kaiser, Jr. the two following courses and distances: (1) North 89 degrees 10 minutes East 475 feet to an iron pin and (2) South 20 degrees 39 minutes East 738 feet to a spike in the center line of PA State Highway Route No. 443, aforesaid; thence extending along the same the following four courses and distances: (1) South 75 degrees 36 minutes West 63.64 feet to a spike (2) South 78 degrees 54 minutes West 193.80 feet to a spike; (3) South 82 degrees 42 minutes West 67.42 feet to a spike and (4) South 82 degrees 30 minutes West 500 feet to the first mentioned point and place of Beginning.

Hollywood Casino St. Louis, Maryland Heights, MO

Tract 1

Amended Lot 1, Subdivision of Consolidated Lot 1 of Riverside Center, a subdivision in the City of Maryland Heights, St. Louis, Missouri, according to the recorded plat thereof filed in Plat Book P355, Pages 371-373.

Tract 2

Lot 1A, Subdivision of Consolidated Lot 1 of Riverside Center, a subdivision in the City of Maryland Heights, St. Louis, Missouri, according to the recorded plat thereof filed in Plat Book P355, Pages 371-373.

Tract 3

Adjusted Lot 2, Riverside Center Consolidation Plat, a subdivision in the City of Maryland Heights, St. Louis County, Missouri, according to the plat thereof recorded in Plat Book 355, Pages 20-23.

Tract 4

Adjusted Lot 3, Riverside Center Consolidation Plat, a subdivision in the City of Maryland Heights, St. Louis County, Missouri, according to the plat thereof recorded in Plat Book 355, Pages 20-23.

Tract 5

Lot 4A of the “Subdivision of Part of Lot 4 of Riverside Center”, according to the plat thereof recorded in Plat Book 360, Page 29 of the St. Louis County, Missouri Records.

Tract 6

Lot 5, Riverside Center, a subdivision in the City of Maryland Heights, St. Louis County, Missouri, according to the plat thereof recorded in Plat Book 339, Page 94, excepting that part conveyed to the City of Maryland Heights filed May 17, 2002 in Book 13847, Page 2874, being more particularly described as follows: A tract of land being part of Lot 5 of Riverside Center in U.S. Survey 2040, Township 46 North Range 5 East, St. Louis County Missouri and in the City of Maryland Heights according to the plat thereof recorded in Plat Book 339, Page 94 of the St. Louis County Records and being more particularly described as follows: Beginning at the northeast corner of said Lot 5; thence along the western right of way line of Prichard Farm Road (variable width), said right of way line also being the eastern line of said Lot 5, South 23 degrees 42 minutes 26 seconds East a distance of 35.01 feet; thence leaving said western right of way line South 63 degrees 49 minutes 54 seconds West a distance of 418.67 feet to the western line of said Lot 5; thence along said western line, North 23 degrees 22 minutes 43 seconds West a distance of 300.36 feet; thence leavings said western line North 63 degrees 49 minutes 54 seconds East a distance of 137.42 feet to a point along the northern line of said Lot 5; thence along said northern line also being along a curve to the left having a radius of 580.00 feet and a chord which bears South 68 degrees 05 minutes 54 seconds East, 90.62 feet, an arc distance of 90.71 feet; thence South 72 degrees 34 minutes 44 seconds East a distance of 286.60 feet to the western right of way of Prichard Farm Road and the point of beginning.

Tract 7

Non-exclusive easement to use all private roadways in the Riverport Project according to Roadway Easement Agreement recorded in Book 10263, Page 1926, St. Louis County Records and Amended and Restated Roadway Easement Agreement recorded December 26, 1995 in Book 10694, Page 1908.

Tract 8

Easement rights according to Levee Easement Agreement instrument recorded on July 22, 1994 in Book 10263, Page 1895, St. Louis County Records, and Amended and Restated Levee Easement Agreement recorded December 26, 1995 in Book 10694, Page 1940.

Tract 9

Non-exclusive easement rights under Easement Agreement (Wetlands Agreement) dated May 31, 1994 by and between Sverdrup/MDRC Joint Venture and Harrah’s Club, a Memorandum of which Easement Agreement was recorded on July 22, 1994 in Book 10263, Page 1855, St. Louis County Records, Excepting therefrom those provisions constituting certain negative easement obligation as defined in Paragraph 1 thereof and Memorandum of Amended and Restated Wetlands Easements Agreement recorded December 26, 1995 in Book 10694, Page 1881.

Tract 10

Non-exclusive, perpetual reciprocal easements for access, drainage, utilities and related improvements and for performance of obligations imposed by the U.S. Army Corps of Engineers, recorded January 5, 1996 in Book 10703, Page 1329 and as continued by instrument filed June 30, 2000 in Book 12599, Page 2418.

Hollywood Casino Toledo, Toledo, OH

Situated in the City of Toledo, County of Lucas, State of Ohio, described as follows:

Parcel I:

All of that part of River Tracts 83, 84 and 85, Town 3, United States Reserve of the 12 Mile Square, at the foot of the Rapids of the Miami of Lake Erie, in the City of Toledo, Lucas County, Ohio, bounded on the North by the Mean High Water Contour 578 and the South Harborline of the Maumee River, bounded on the East by the Easement for Highway Purpose I-75, bounded on the South by the North right-of-way of Miami Street (State Route 65), bounded on the west by land owned by Pilkington North America and described as follows:

Commencing at a iron pin in a concrete monument in the centerline of Miami Street, said iron pin being the point of intersection of said centerline of Miami Street, having the horizontal stationing 4+99.10 based on centerline stationing of Miami Street;

Thence South 56 degrees 22 minutes 21 seconds West, 154.83 feet to a set iron pin at the point of curve on the North right-of-way of Miami Street, 30 feet North of centerline;

Thence South 45 degrees 8 minutes and 00 seconds West, 205.65 feet to a set iron pin, said iron pin is the Point of Beginning of the parcel herein described;

Thence North 13 degrees 17 minutes 46 seconds West, 254.49 feet along the East line of the property owned by Pilkington North America, to a set iron pin; Continuing along said adjoiner North 49 degrees 54 minutes 32 seconds West, 843.80 feet to a set iron pin on the Meander Line as Surveyed by Coldren Engineering and Surveying, and used to define the Mean High Waterline at the 578 Contour;

Thence North 73 degrees 24 minutes 55 seconds East, 579.57 feet along said Meander Line to a set iron pin; Continuing along said Meander Line, North 76 degrees 02 minutes 19 seconds East, 1736.79 feet to a set iron pin on the West Easement for Highway Purposes of I-75, recorded in Volume 1782, Page 87, Lucas County Deed Records; Continuing on said Highway Easement, North 03 degrees 35 minutes 34 seconds East, 118.72 feet to a point on the Northeast corner of the South Harborline of the Maumee River, as established by the Secretary of War, March 12, 1910; Continuing along said Harborline and the North line of the Easement for Highway Purpose, North 75 degrees 07 minutes 55 seconds East, 246.31 feet, to a point on the East line of the Easement for Highway Purpose I-75;

Thence South 05 degrees 00 minutes 41 seconds East, 180.40 feet along said East Highway Easement, to a set iron pin; Continuing South 18 degrees 33 minutes 44 seconds East, 133.17 feet to a set iron pin;

Thence South 80 degrees 19 minutes 16 seconds West, 356.77 feet to a set iron pin on the West Easement for Highway Purpose I-75; Continuing on said West Highway Easement, South 04 degrees 43 minutes 29 seconds West, 190.34 feet to a found iron pin; Continuing South 20 degrees 35 minutes 54 seconds West, 130.68 feet to a set iron pin; Continuing South 27 degrees 28 minutes 39 seconds West, 135.95 feet to a found iron pin; Continuing South 57 degrees 36 minutes 50 seconds West, 180.23 feet to a set iron pin; Continuing South 64 degrees 24 minutes 03 seconds West, 406.82 feet to a set iron pin; Continuing South 18 degrees 05 minutes 00 seconds East, 35.50 feet to a set iron pin on the North right-of-way Miami Street, 30 feet from centerline; Continuing along said North right-of-way, South 71 degrees 55 minutes 00 seconds West 469.74 feet, to a set iron pin on the point of tangent of a curve described as: Delta 26 degrees 47 minutes 00 seconds, Radius 667.27 feet, Arc 311.92 feet, Chord 309.09 feet, Chord Brg. South 58 degrees 01 minutes 30 seconds West; Continuing along said curve to a set iron pin at the point of curve previously described; Continuing South 45 degrees 08 minutes 00 seconds West, 205.65 feet to the Point of Beginning.

Containing 37.070 acres, more or less.

Basis of bearing: Centerline East Miami Street North 75 degrees 57 minutes 48 seconds East, for angular measurement only. Referenced Deed Volume 86, Page 160, E3-E9, LCDR. Tax District 18, Original Parcel Number 76137; containing 8.609 acres; Original Parcel Number 76231 containing 26.474 acres; public right-of-way occupied containing 1.987 acres.

Parcel II:

All of that part of River Tract 85, Town 3, United States Reserve of the 12 Mile Square at the foot of the Rapids of The Miami of Lake Erie, in the City of Toledo, Lucas County, Ohio, bounded on the North by the South Harborline of the Maumee River, bounded on the East by the property owned by Pilkington North America, bounded on the South and West by the Northeast Easement for Highway Purpose I-75 and described as follows:

Commencing at a stone in the pavement box at the centerlines of Miami Street and Oregon Road;

Thence along the following three courses as described in the Southeast corner of the Easement for Highway Purposes I-75, Volume 1782, Page 87, Lucas County Deed Records:

Thence North 75 degrees 57 minutes 48 seconds East, 38.40 feet; Continuing North 14 degrees 02 minutes 12 seconds West, 70.56 feet; to a set iron pin; Continuing North 87 degrees 40 minutes 42 seconds West, 47.88 feet to a set iron pin and the Point of Beginning of the parcel herein described; Continuing North 87 degrees 40 minutes 42 seconds West, 217.14 feet to a found iron pin; Continuing North 75 degrees 30 minutes 26 seconds West, 216.95 feet to a set iron pin; Continuing North 37 degrees 47 minutes 59 seconds West, 132.10 feet to a found iron pin; Continuing North 18 degrees 33 minutes 44 seconds West, 294.66 feet to a found iron pin; Continuing North 05 degrees 00 minutes 41 seconds West, 180.40 feet to a point on the South Harborline of the Maumee River, as established by the Secretary of War, March 12, 1910; Continuing along said Harborline, North 75 degrees 10 minutes 45 seconds East, 457.35 feet to a set iron pin on the West line of Parcel IV owned by Pilkington North America, which is offset 50 feet West and described in Volume 2470, Page 263, LCDR; Continuing along said offset line, South 13 degrees 34 minutes 40 seconds East, as based on centerline Miami Street East of Oregon Road, 746.80 feet to the Point of Beginning. Containing 7.176 acres, more or less.

Basis of bearing: centerline East Miami Street North 75 degrees 57 minutes 48 seconds East, for angular measurement only. Referenced Deed Volume 86, Page 160, E3-E9, LCDR. This legal description is illustrated on The Boundary Survey for Parcel Split, Page 1 of 1. Tax District 18, Original Parcel Number 76514, containing 7.176 acres.

Excepting from Parcels I and II, that part thereof described in the Dedication Plat for Additional Right of Way on Miami Street (State Route 65), recorded in Official Record 20120611-0026950.

Parcel III:

Access Easement Agreement from Pilkington North America, Inc., a Delaware corporation to River Road Redevelopment, LLC, an Ohio Limited Liability Company, as recorded in Official Record 20060922-0063729.

Hollywood Casino Tunica, Robinsonville, MS

Real property in the County of Tunica, State of Mississippi, described as follows:

Being a part of the R.M. Leatherman and Hugh M. Magevney, III property, located in the Northeast Quarter (NE 1/4) and the North Half of the Southeast Quarter (N 1/2 SE 1/4) of Section Twenty-Four (24), Township Three (3) South, Range Twelve (12) West, Tunica County, Mississippi and being more particularly described as follows:

Commencing at a point on the North line of said Section Twenty-Four (24), said point being North 89 degrees 44 minutes 19 seconds East of distance of 5,258.24 feet from a found concrete monument at the Northwest corner of said Section Twenty-Four (24); thence South 01 degree 16 minutes 10 seconds West a distance of 48.02 feet to a point, said point being 48.00 feet South of and parallel to the North line of said Section Twenty-Four (24), said point being the Point of Beginning of the tract herein described;

Thence continuing South 01 degree 16 minutes 10 seconds West a distance of 2,990.50 feet to a found iron pin; thence North 85 degrees 51 minutes 27 seconds West a distance of 1,408.66 feet to a found iron pin; thence North 00 degrees 00 minutes 54 seconds West a distance of 1,184.64 feet to a found iron pin at the Southeast corner of a parcel of land leased to Biloxi Casino Belle Incorporated as recorded in Book Z-4, page 001 at the Tunica County Chancery Court Clerk’s Office; thence North 39 degrees 11 minutes 16 seconds East along the East line of the Biloxi Casino Belle Incorporated lease parcel a distance of 2,197.18 feet to a point, said point being 48.00 feet South of and parallel to the North line of said Section Twenty-Four (24); thence North 89 degrees 44 minutes 19 seconds East a distance of 83.21 feet to the Point of Beginning, and containing 69.929 acres, more or less.

M Resort Spa Casino, Henderson, Nevada

REAL PROPERTY IN THE CITY OF LAS VEGAS, COUNTY OF CLARK, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

PARCEL 1A:

LOT ONE (1) OF 3RD AMENDED FINAL MAP THE M RESORT, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 141 OF PLATS, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM ALL THAT REAL PROPERTY AS CONVEYED TO THE M CONVENIENCE LLC, A NEVADA LIMITED LIABILITY COMPANY, BY DEED RECORDED MARCH 13, 2009 IN BOOK 20090313 AS DOCUMENT NO. 04168, OFFICIAL RECORDS.

FURTHER EXCEPTING THEREFROM ALL THAT REAL PROPERTY CONVEYED TO J & V SIMON, LLC BY DEED RECORDED JANUARY 13, 2009 IN BOOK 20090113 AS DOCUMENT NO. 03290, OFFICIAL RECORDS.

FURTHER EXCEPTING THEREFROM THE FOLLOWING DESCRIBED REAL PROPERTY AS CONVEYED TO M RESORT PROPERTIES LLC, A NEVADA LIMITED LIABILITY COMPANY BY DEED RECORDED NOVEMBER 17, 2010 IN BOOK 20101117 AS DOCUMENT NO. 02832, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

THOSE PORTIONS OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

THE NORTH HALF (N 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

AND THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

EXCEPTING THEREFROM ALL PUBLIC DEDICATIONS AS DEDICATED BY THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY.

TOGETHER WITH THAT PORTION OF LAND AS DISCLOSED BY GRANT, BARGAIN AND SALE

DEED RECORDED APRIL 25, 2012 IN BOOK 20120425 AS INSTRUMENT NO. 02797 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., CITY OF HENDERSON, CLARK COUNTY, NEVADA AND CONVEYED TO I.M. WOLF, A NEVADA LIMITED LIABILITY COMPANY, AN UNDIVIDED 50% INTEREST PER GRANT, BARGAIN, SALE DEED RECORDED IN BOOK 20030318, INSTRUMENT NO. 02595, AND TO ALEXANDER DAWSON, INC., A NEVADA CORPORATION, AN UNDIVIDED 50% INTEREST PER GRANT, BARGAIN AND SALE DEED RECORDED IN BOOK 20050920, INSTRUMENT NO. 04598, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID SECTION 9; THENCE SOUTH 00°38’54” EAST ALONG WEST LINE OF THE NORTHWEST QUARTER (NW 1/4) OF SAID SECTION 9, A DISTANCE OF 1355.40 FEET TO THE SOUTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9; THENCE NORTH 87°46’23” EAST ALONG SOUTH LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4), A DISTANCE OF 27.61 FEET TO THE POINT OF BEGINNING, ALSO BEING A POINT ON THE “SR” LINE OF ST. ROSE PARKWAY (BEING 250.00 FEET WIDE); THENCE DEPARTING THE SAID SOUTH LINE AND ALONG THE SAID “SR” LINE, NORTH 57°13’36” EAST, A DISTANCE OF 461.83 FEET TO THE BEGINNING OF A 8,202.08 FOOT RADIUS CURVE, CONCAVE NORTHWESTERLY; THENCE NORTHEASTERLY ALONG SAID CURVE TO THE LEFT AND “SR” LINE, AN ARC LENGTH OF 287.05 FEET THROUGH A CENTRAL ANGLE OF 02°00’19” TO A POINT ON THE EAST LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9 AND BEING A POINT ON THE NORTHERLY BOUNDARY OF LOT 1 OF FILE 141 OF PLATS, PAGE 49, BEING THE “3RD AMENDED FINAL MAP OF THE M RESORT”; THENCE SOUTH 00°38’16” EAST ALONG THE SAID WEST LINE AND NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 277.92 FEET;

THENCE DEPARTING SAID WEST LINE, SOUTH 48°18’15” WEST ALONG THE SAID NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 168.47 FEET TO A POINT ON THE SAID SOUTH LINE OF THE SAID SOUTHWEST QUARTER (SW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9; THENCE SOUTH 87°46’23” WEST ALONG THE SAID SOUTH LINE AND NORTHERLY BOUNDARY OF LOT 1, A DISTANCE OF 504.59 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JANUARY 14, 2014 IN BOOK 20140114 AS INSTRUMENT NO. 02391.

PARCEL 1B:

THOSE PORTIONS OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA DESCRIBED AS FOLLOWS:

THE NORTH HALF (N 1/2) OF THE NORTHEAST QUARTER (NE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

AND THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN THE COUNTY OF CLARK, STATE OF NEVADA.

EXCEPTING THEREFROM ALL PUBLIC DEDICATIONS AS DEDICATED BY THE 3RD

AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY.

PARCEL 2:

LOT 3 AS SHOWN ON THE FINAL MAP OF THE M RESORT - PHASE 1 RECORDED APRIL 20, 2007 IN PLAT BOOK 136, PAGE 49, CLARK COUNTY, NEVADA RECORDS, AND AS AMENDED BY THAT CERTAIN CERTIFICATE OF AMENDMENT RECORDED JULY 16, 2007 IN BOOK 20070716 AS INSTRUMENT NO. 03766.

PARCEL 3:

THE NORTH HALF (N 1/2) OF THE NORTHWEST QUARTER (NW 1/4) OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.B. & M, IN CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM ALL THAT REAL PROPERTY CONVEYED TO THE COUNTY OF CLARK BY DEED RECORDED SEPTEMBER 24, 1969 IN BOOK 980 AS DOCUMENT NO. 786740 OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

PARCEL 4:

LOT 2 OF VEGAS VIEW SITES SUBDIVISION AS SHOWN BY MAP THEREOF ON FILE IN BOOK 16 OF PLATS, PAGE 22 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 5:

LOT 35 OF VEGAS VIEW SITES UNIT # 2 AS SHOWN BY MAP THEREOF ON FILE IN BOOK 22 OF PLATS, PAGE 26, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 6:

THAT PORTION OF THE NORTH HALF (N ½) OF THE NORTHEAST QUARTER (NE ¼) OF THE SOUTHEAST QUARTER (SE ¼) OF THE NORTHWEST QUARTER (NW ¼) OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF BOWES AVENUE AS THE SAME NOW EXISTS AS SHOWN ON THE PLAT MAP, RECORDED AS BOOK 141, PAGE 49 OF PLATS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

PARCEL 7:

THAT PORTION OF LOT 1 OF THE 3RD AMENDED FINAL MAP OF THE M RESORT, RECORDED MARCH 4, 2009 IN PLAT BOOK 141, PAGE 49, CLARK COUNTY, NEVADA RECORDS, LYING WITHIN THE SOUTHEAST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF SECTION 9, TOWNSHIP 23 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHWEST ONE QUARTER OF THE NORTHWEST ONE QUARTER OF SAID SECTION 9;

THENCE ALONG THE EAST LINE THEREOF, NORTH 00° 37’ 37” WEST, 247.91 FEET, THENCE DEPARTING SAID EAST LINE, SOUTH 89° 22’ 23” WEST 149.54 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 90° 00’ 00” WEST, 325.77 FEET;

THENCE NORTH 34° 40’ 35” WEST 73.96 FEET TO A POINT ON THE SOUTHEASTERLY EASEMENT LINE OF SAINT ROSE PARKWAY AS SHOWN ON THE NEVADA DEPARTMENT OF TRANSPORTATION RIGHT-OF-WAY DIVISION PLANS FOR SR-146 ST. ROSE PARKWAY FROM SOUTHERN HIGHLANDS TO GILESPIE STREET-PHASE 2A, SAID POINT ALSO BEING A POINT ON A NON-TANGENT CURVE, A CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 8327.08 FEET, FROM WHICH THE RADIUS POINT OF SAID CURVE BEARS NORTH 35° 22’ 53” WEST;

THENCE NORTHEASTERLY ALONG SAID NDOT EASEMENT LINE, 438.23 FEET ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 03° 00’ 55”, THENCE DEPARTING SAID EASEMENT LINE, SOUTH 34° 45’ 22” EAST, 215.51 FEET;

THENCE SOUTH 00° 00’ 00” WEST 73.60 FEET;

THENCE SOUTH 55° 14’ 38” WEST, 128.36 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JANUARY 14, 2014 IN BOOK 20140114 AS INSTRUMENT NO. 02391.

Zia Park Casino, Hobbs, NM

For Surface Title Only:

Lots One (1) and Two (2) and the East Half of the Northwest Quarter (E/2NW/4) and the Northeast Quarter (NE/4) of Section 18, Township 18 South, Range 38 East, N.M.P.M., Lea County, New Mexico, and being more particularly described as follows:

Beginning at the Northeast corner of Section 18, a found 2-1/2” brass cap; thence S00°41’29”E 2642.43 feet along the East line of Section 18 to a calculated point; thence S89°24’43”W 2646.57 feet along the South line of said property to a found 2” aluminum cap; thence S89°24’31”W 1322.10 feet along the South line of said property to a found 2” aluminum cap; thence S89°24’53”W 1242.60 feet along the South line of said property to the West Quarter corner of Section 18, a found 2” brass cap; thence N00°39’52”W 2650.73 feet along the West line of Section 18 to the Northwest corner of Section 18, a found 2-1/2” brass cap; thence N89°28’14”E 1242.17 feet along the North line of Section 18 to a found 2” aluminum cap; thence N89°28’23”E 1320.73 feet along the North line of Section 18 to the North Quarter corner of Section 18, a calculated point; thence N89°32’00”E 2647.15 feet along the North line of Section 18 to the point of beginning.